                                                                    EXHIBIT 10.1


                                                                        STANDARD

DATED: MAY 5, 2000.

B E T W E E N:

                             THE ATRIUM ON BAY INC.

                                     - AND -

                            DALEEN CANADA CORPORATION

                                     - AND -

                            DALEEN TECHNOLOGIES INC.







                                THE ATRIUM ON BAY

                             OFFICE LEASE AGREEMENT

                                TORONTO, ONTARIO






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                           THE ATRIUM ON BAY - TORONTO

                                  OFFICE LEASE

                                TABLE OF CONTENTS

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ARTICLE I - BASIC LEASE TERMS.....................................................................................5
         SECTION 1.01 - VARIABLE DEFINED TERMS....................................................................5
         SECTION 1.02 - STANDARD DEFINITIONS  ....................................................................6

ARTICLE II - LEASED PREMISES - TERM - RENT.......................................................................12
         SECTION 2.01 - LEASED PREMISES AND TERM.................................................................12
         SECTION 2.02 - USE OF ADDITIONAL AREAS..................................................................12
         SECTION 2.03 - CONSTRUCTION OF THE LEASED PREMISES......................................................13
         SECTION 2.04 - ADJUSTMENT OF AREAS......................................................................13
         SECTION 2.05 - AGREEMENT TO PAY.........................................................................13
         SECTION 2.06 - BASIC RENT...............................................................................13
         SECTION 2.07 - LATE PAYMENT CHARGE......................................................................13
         SECTION 2.08 - NET LEASE................................................................................14
         SECTION 2.09 - ACKNOWLEDGEMENT OF COMMENCEMENT DATE  ...................................................14

ARTICLE III - TAXES AND OFFICE SECTION OPERATING COSTS...........................................................14
         SECTION 3.01 - TAXES PAYABLE BY LANDLORD................................................................14
         SECTION 3.02 - TENANT'S SHARE OF TAXES..................................................................14
         SECTION 3.03 - TENANT'S PROPORTIONATE SHARE OF OFFICE SECTION OPERATING COSTS...........................14
         SECTION 3.04 - TENANT'S TAXES...........................................................................14
         SECTION 3.05 - TENANT'S RESPONSIBILITY..................................................................15
         SECTION 3.06 - PAYMENT OF ESTIMATED TAXES AND OFFICE SECTION OPERATING COSTS............................15

ARTICLE IV - COMPLEX - CONTROL AND SERVICES......................................................................16
         SECTION 4.01 - CONTROL OF THE COMPLEX BY THE LANDLORD...................................................16
         SECTION 4.02 - LANDLORD'S SERVICES......................................................................16
         SECTION 4.03 - SUBSTITUTION.............................................................................17

ARTICLE V - UTILITIES AND ADDITIONAL SERVICES....................................................................17
         SECTION 5.01 - CHARGES FOR UTILITIES....................................................................17
         SECTION 5.02 - ADDITIONAL SERVICES OF THE LANDLORD......................................................17
         SECTION 5.03 - THIRD PARTY SERVICES.....................................................................17

ARTICLE VI - USE OF LEASED PREMISES..............................................................................17
         SECTION 6.01 - USE OF THE LEASED PREMISES...............................................................17
         SECTION 6.02 - OBSERVANCE OF LAW........................................................................18
         SECTION 6.03 - ENERGY CONSERVATION......................................................................18
         SECTION 6.04 - TENANT'S INDEMNITY re HAZARDOUS MATERIALS................................................18

ARTICLE VII - INSURANCE AND INDEMNITY............................................................................19
         SECTION 7.01 - TENANT'S INSURANCE.......................................................................19
         SECTION 7.02 - INCREASE IN INSURANCE PREMIUMS...........................................................20
         SECTION 7.03 - CANCELLATION OF INSURANCE................................................................20
         SECTION 7.04 - LOSS OR DAMAGE...........................................................................20
         SECTION 7.05 - LANDLORD'S INSURANCE.....................................................................21
         SECTION 7.06 - INDEMNIFICATION OF THE LANDLORD..........................................................21
         SECTION 7.07 - LIMITATIONS OF LIABILITY.................................................................21

ARTICLE VIII - MAINTENANCE, REPAIRS AND ALTERATIONS..............................................................21
         SECTION 8.01 - MAINTENANCE AND REPAIRS BY THE TENANT....................................................21
         SECTION 8.02 - LANDLORD'S APPROVAL OF THE TENANT'S REPAIRS..............................................22
         SECTION 8.03 - MAINTENANCE AND REPAIRS BY THE LANDLORD  ................................................23
         SECTION 8.04 - SURRENDER OF THE LEASED PREMISES.........................................................23
         SECTION 8.05 - REPAIR WHERE THE TENANT IS AT FAULT......................................................23
         SECTION 8.06 - TENANT NOT TO OVERLOAD FACILITIES........................................................23
         SECTION 8.07 - TENANT NOT TO OVERLOAD FLOORS............................................................24
         SECTION 8.08 - REMOVAL AND RESTORATION BY TENANT........................................................24
         SECTION 8.09 - NOTICE BY THE TENANT  ...................................................................24

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         SECTION 8.10 - TENANT TO DISCHARGE ALL LIENS............................................................24
         SECTION 8.11 - SIGNS AND ADVERTISING....................................................................24

ARTICLE IX - DAMAGE AND DESTRUCTION..............................................................................25
         SECTION 9.01 - DESTRUCTION OF THE LEASED PREMISES.......................................................25
         SECTION 9.02 - DESTRUCTION OF THE COMPLEX...............................................................26

ARTICLE X - TRANSFER AND SALE....................................................................................26
         SECTION 10.01 - ASSIGNING AND SUBLETTING................................................................26
         SECTION 10.02 - LANDLORD'S RIGHT TO TERMINATE...........................................................27
         SECTION 10.03 - CONDITIONS OF TRANSFER..................................................................27
         SECTION 10.04 - NO ADVERTISING OF THE LEASED PREMISES...................................................29
         SECTION 10.05 - CORPORATE OWNERSHIP.....................................................................29
         SECTION 10.06 - ASSIGNMENT BY THE LANDLORD..............................................................29

ARTICLE XI - ACCESS AND ALTERATIONS..............................................................................29
         SECTION 11.01 - RIGHT OF ENTRY..........................................................................29
         SECTION 11.02 - RIGHT TO SHOW LEASED PREMISES  .........................................................29
         SECTION 11.03 - ENTRY NOT FORFEITURE  ..................................................................29
         SECTION 11.04 - LANDLORD'S COVENANT FOR QUIET ENJOYMENT ................................................30
         SECTION 11.05 - TENANT ACCESS ..........................................................................30

ARTICLE XII - STATUS STATEMENT, ATTORNMENT AND SUBORDINATION.....................................................30
         SECTION 12.01 - STATUS STATEMENT........................................................................30
         SECTION 12.02 - GROUND LESSOR, SUBORDINATION o o o ,  ATTORNMENT AND NON-DISTURBANCE....................30
         SECTION 12.03 - ATTORNEY................................................................................30
         SECTION 12.04 - FINANCIAL INFORMATION...................................................................31
         SECTION 12.05 - ACKNOWLEDGEMENT OF TITLE................................................................31

ARTICLE XIII - DEFAULT...........................................................................................31
         SECTION 13.01 - RIGHT TO RE-ENTER ......................................................................31
         SECTION 13.02 - RIGHT TO RE-LET.........................................................................32
         SECTION 13.03 - TERMINATION.............................................................................32
         SECTION 13.04 - ACCELERATED RENT........................................................................32
         SECTION 13.05 - EXPENSES................................................................................32
         SECTION 13.06 - WAIVER OF EXEMPTION FROM DISTRESS.......................................................33
         SECTION 13.07 - LANDLORD MAY CURE TENANT'S DEFAULT OR PERFORM TENANT'S COVENANTS .......................33
         SECTION 13.08 - ADDITIONAL RENT.........................................................................33
         SECTION 13.09 - REMEDIES GENERALLY......................................................................33
         SECTION 13.10 - HOLDING OVER............................................................................33
         SECTION 13.11 - NO WAIVER...............................................................................33

ARTICLE XIV - MISCELLANEOUS......................................................................................33
         SECTION 14.01 - RULES AND REGULATIONS ..................................................................34
         SECTION 14.02 - SECURITY DEPOSIT .......................................................................34
         SECTION 14.03 - PEST CONTROL ...........................................................................34
         SECTION 14.04 - OBLIGATIONS AS COVENANTS ...............................................................34
         SECTION 14.05 - AMENDMENTS AND SUPPLEMENTARY LEASE PROVISIONS ..........................................34
         SECTION 14.06 - CERTIFICATES ...........................................................................34
         SECTION 14.07 - TIME ...................................................................................35
         SECTION 14.08 - SUCCESSORS AND ASSIGNS .................................................................35
         SECTION 14.09 - GOVERNING LAW ..........................................................................35
         SECTION 14.10 - HEADINGS................................................................................35
         SECTION 14.11 - ENTIRE AGREEMENT .......................................................................35
         SECTION 14.12 - SEVERABILITY ...........................................................................35
         SECTION 14.13 - NO OPTION ..............................................................................35
         SECTION 14.14 - OCCUPANCY PERMIT .......................................................................35
         SECTION 14.15 - PLACE FOR PAYMENTS .....................................................................36
         SECTION 14.16 - EXTENDED MEANINGS ......................................................................36
         SECTION 14.17 - NO PARTNERSHIP OR AGENCY ...............................................................36
         SECTION 14.18 - UNAVOIDABLE DELAY ......................................................................36
         SECTION 14.19 - REGISTRATION ...........................................................................36
         SECTION 14.20 - JOINT AND SEVERAL LIABILITY ............................................................37
         SECTION 14.21 - NAME OF COMPLEX ........................................................................37
         SECTION 14.22 - CHANGES IN THE COMPLEX .................................................................37
         SECTION 14.23 - NOTICES ................................................................................37

ARTICLE XV - INDEMNITY AGREEMENT.................................................................................37


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         SECTION 15.01 - INDEMNITY ..............................................................................37
         SECTION 15.02 - FURTHER ASSURANCES  ....................................................................39
         SECTION 15.03 - LANDLORD'S REPRESENTATION AND WARRANTIES  ..............................................39

SCHEDULE "A" - LEGAL DESCRIPTION ................................................................................41

SCHEDULE "B-1" - FLOOR PLAN......................................................................................42

SCHEDULE "B-2" - FLOOR PLAN......................................................................................43

SCHEDULE "C" - RULES AND REGULATIONS ............................................................................44

SCHEDULE "D" - STANDARD METHOD OF FLOOR MEASUREMENT..............................................................47

SCHEDULE "E" - ACKNOWLEDGEMENT OF COMMENCEMENT DATE..............................................................49

SCHEDULE "F" - SUPPLEMENTARY LEASE PROVISIONS....................................................................50

SCHEDULE "G-1" - FLOOR PLAN......................................................................................54

SCHEDULE "G-2" - FLOOR PLAN......................................................................................55

SCHEDULE "I" - LANDLORD'S WORK...................................................................................55

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

                    THE ATRIUM ON BAY, TORONTO - OFFICE LEASE

                          ARTICLE I - BASIC LEASE TERMS

SECTION 1.01 - VARIABLE DEFINED TERMS

                  In this Lease the following terms will have the following meanings:

         (1) "LEASE" means this lease dated the 5TH DAY OF MAY, 2000, and includes all schedules annexed hereto, as from time to time amended in writing.

         (2) "LANDLORD" - THE ATRIUM ON BAY INC. and its successors and assigns.

         (3) "LANDLORD'S ADDRESS" - Suite 231, 20 Dundas Street West, Toronto, Ontario, M5G 2C2 or such other address as is designated by the Landlord.

         (4) "TENANT" - DALEEN CANADA CORPORATION and its successors and permitted assigns.

         (5) "TENANT'S ADDRESS" - Prior to the Commencement Date, 55 YORK STREET, SUITE 1600, TORONTO, ONTARIO, M5J 1R7, ATTENTION: MR. FRANK DICKINSON or such other address as is designated by the Tenant within the City of Toronto. From and after the Commencement Date, the Leased Premises.

         (6)      "INDEMNIFIER" - DALEEN TECHNOLOGIES INC.

         (7) "INDEMNIFIER'S ADDRESS" - DALEEN TECHNOLOGIES INC., 1750 CLINT MOORE ROAD, BOCA RATON, FLORIDA, USA, 33487, ATTENTION: LEGAL DEPARTMENT or such other address as is designated IN WRITING by the INDEMNIFIER.

         (8) "LEASED PREMISES" - Those premises leased to the Tenant pursuant to Section 2.01 hereof, shown cross-hatched on SCHEDULE "B-1" AND SHOWN DIAGONALLY HATCHED ON SCHEDULE "B-2" HERETO, BEING PART OF THE THIRD (3RD) FLOOR AND PART OF THE FOURTH (4TH) FLOOR IN THE BUILDING KNOWN AS SUITES 310 AND 410.

         (9) "RENTABLE AREA OF LEASED PREMISES" - The Rentable Area of the Leased Premises being approximately 42,569 square feet of area determined in accordance with Schedule "D" HEREOF WHICH SHALL BE CERTIFIED BY THE LANDLORD'S ARCHITECT AND SHALL BE subject to adjustment in accordance with Section 2.04 hereof. THE RENTABLE AREA OF THE LEASED PREMISES SHALL NOT BE GREATER THAN 113% OF THE USEABLE AREA OF THE LEASED PREMISES.

         (10) "BASIC RENT" - EIGHTEEN DOLLARS AND SEVENTY-FIVE CENTS ($18.75) per square foot of Rentable Area of the Leased Premises per annum payable pursuant to Section 2.06 hereof:

         (11)     "COMMENCEMENT DATE" - AUGUST 1, 2000.

         (12) "TERM" - SEVEN (7) YEARS and any extension or renewal if exercised pursuant to the provisions of this Lease.

         (13) "FIXTURING PERIOD" means the period commencing on the day THE TENANT EXECUTES AND DELIVERS A COPY OF THIS LEASE TO THE LANDLORD AND ENDING ON JULY 31, 2000.

         (14) "BUILDING" means the building presently designated by the Landlord as 40 DUNDAS STREET WEST, TORONTO, ONTARIO AND 595 BAY STREET, TORONTO, ONTARIO, AS APPLICABLE, in which the Leased Premises are situated.

         (15) "AGREEMENT TO LEASE" means the written agreement to lease between the Landlord and the Tenant with respect to the Leased Premises dated the 12TH day of APRIL, 2000,AS AMENDED BY A LETTER AGREEMENT BETWEEN THE LANDLORD AND TENANT DATED MAY 3, 2000.

         (16) "SECURITY DEPOSIT" means the sum of TWO HUNDRED AND TWENTY-EIGHT THOUSAND, NINE HUNDRED AND EIGHTY-FIVE DOLLARS ($228,985.00), BEING EQUAL TO APPROXIMATELY TWO MONTH'S GROSS RENT in respect of the Leased Premises and which amount is to be applied in accordance with Section 14.02, and which amount shall be increased so as to continue to equal two months' gross rent if the Tenant exercises any option or right to lease additional space.

         (17) "TYPE OF BUSINESS OF THE TENANT:" means FOR GENERAL OFFICE PURPOSES WHICH MAY INCLUDE DEVELOPMENT, PROMOTION, MARKETING AND THE SALE OF COMPUTER SOFTWARE (NOT AT RETAIL) o o o .




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SECTION 1.02 - STANDARD DEFINITIONS

         (1) "ADDITIONAL RENT" means all sums of money, other than Basic Rent, which are required to be paid by the Tenant pursuant to any provision of this Lease.

         (2) "ADDITIONAL SERVICE" means any service which is requested or required by or for a tenant (including the Tenant) in addition to those supplied by the Landlord as part of the normal services provided in the Complex, and which the Landlord is prepared or elects to supply at an additional cost to the Tenant and includes, without limitation, janitor and cleaning services in addition to those normally supplied, the provision of labour and supervision in connection with deliveries, the making of any repairs or alterations on behalf of a tenant, supervision in connection with the moving of any furniture or equipment of any tenant, the supervision of the making of any repairs or alterations by any tenant and the cost of replacing electric light fixtures, ballasts, tubes, starters, lamps and light bulbs not located within Common Facilities.

         (3) "ADDITIONAL SERVICE COST" means the additional cost payable by the Tenant to the Landlord for any Additional Service in accordance with Section 5.02 hereof.

         (4) "ARCHITECT" means the architect, professional engineer or surveyor named by the Landlord from time to time WHO SHALL BE QUALIFIED AND LICENSED AND WHO SHALL CARRY OUT HIS OR HER RESPONSIBILITIES IN ACCORDANCE WITH THE STANDARDS OF SUCH PROFESSION, AND WITHOUT REGARD TO THE INTERESTS OF THE LANDLORD OR THE TENANT.

         (5) "BANK RATE" means the interest rate per annum as announced by the chartered bank of the Landlord at the principal office of such bank in Toronto and reported by it to the Bank of Canada as its prime rate.

         (6) "BUSINESS HOURS" means the period from 7:00 a.m. to 6:00 p.m. on Mondays to Fridays inclusive (excepting holidays as defined in the INTERPRETATION ACT (Ontario)) or such other hours as may be designated from time to time by the Landlord.

         (7) "CAPITAL TAX IN RESPECT OF THE COMPLEX" means the aggregate of:

                  (a) an amount of the tax or excise imposed by the Province of Ontario upon the Landlord or the owners of the Complex which is measured by or based in whole or in part upon the capital, surplus, reserves or indebtedness of such Landlord or owners, and which is at present based upon the application of the prescribed rate to the amount of such Landlord's or owner's "taxable paid-up capital" as defined in the CORPORATIONS TAX ACT (Ontario) the amount of the tax or excise for the purposes hereof shall be calculated in any year as if the Complex was the only establishment in the Province of Ontario owned by such Landlord or owners in the year and such Landlord or owners had no establishment other than in the Province of Ontario; and

                  (b) an amount of the tax or excise imposed by the Government of Canada upon the Landlord or the owners of the Complex which is measured by or based in whole or in part upon the capital, surplus, reserves or indebtedness of the Landlord or the owners, and which tax is at present based upon the application of the prescribed rate to the amount by which the "taxable capital employed in Canada" by such Landlord or owners as defined in the INCOME TAX ACT (Canada) exceeds its or their "capital deduction" as defined in such Act for the year; the amount of the tax or excise for the purposes hereof shall be calculated in any year as if the Complex was the only asset owned by such Landlord or owners in the year and the capital deduction of such Landlord or owners for the year was nil.

         (8) "COMMON FACILITIES" means those areas and facilities of or for the Complex which serve or benefit the Complex including, without limitation, roadways, landscaped areas, arcades, sidewalks, public entrance doors, halls, public lobbies, lavatories, stairways, passageways, elevators, escalators, service ramps and common loading and receiving facilities and Common Use Equipment, and which are designated from time to time by the Landlord for the common use or enjoyment of the tenants in the Complex and users of adjacent properties, and their agents, invitees, servants, employees and licensees, or for use by the public, but excluding the Parking Garage, premises that are rented or designated or intended by the Landlord to be rented on a permanent basis in the Complex and other portions of the Complex which are from time to time designated by the Landlord for private use by one or a limited group of tenants.

         (9) "COMMON USE EQUIPMENT" means all mechanical, plumbing, electrical and heating, ventilating, and air-conditioning equipment, security, communication equipment, pipes, ducts, wiring, machinery and equipment and other integral services, utility connections and the like providing services to the Complex, including such services to and within rentable premises (it being understood that any changes to such services made by or on behalf of the Tenant shall be considered to be Leasehold Improvements).

         (10) "COMPLEX" means the Lands and the buildings and other improvements located thereon and includes all subcourts, structures and improvements from time to time thereunder associated therewith including the Building, all as from time to time designated by the Landlord and presently known as "Atrium on Bay".

         (11) "HVAC COSTS" means the cost of heating, ventilating and cooling the whole or a specified part of the Office Section during Business Hours and includes, without limitation, cost of fuel, electricity, operation of air distribution and cooling equipment, labour, materials, non-capital repairs, maintenance, service and other such costs, and depreciation (computed in accordance with generally accepted accounting principles, together with interest on the undepreciated portion of such costs at an annual rate of interest that is one percentage (1%) point above the Bank Rate in effect from time to time) of fixtures and equipment used therefor which, by their nature, require periodic replacement or substantial replacement, reasonably attributable to the heating, ventilating and cooling of the specified part.

         (12) "INSURANCE COST" means, for any fiscal period, the total cost to the Landlord calculated in accordance with generally accepted accounting principles, for insuring the Complex pursuant to the terms of this Lease.

         (13) "INSURED DAMAGE" means that part of any damage occurring to the Complex, including the Leased Premises, of which the cost of repair (except as to any deductible amount provided for in the applicable policy or policies of insurance) is actually recovered by the Landlord under a policy or policies of insurance from time to time effected by the Landlord pursuant hereto.

         (14) "JANITORIAL COSTS" means the Landlord's cost of providing normal janitorial services to the whole or a specified part of the Office Section.

         (15) "LANDS" means the lands described in Schedule "A" attached hereto and includes those lands bounded on the north by Edward Street, on the west by Bay Street, on the south by Dundas Street and on the east by Yonge Street and includes other lands designated by the Landlord as part of the Complex in which the Landlord from time to time has an interest (including rights in and under adjacent public streets) and passageways or tunnels leading to underground public transportation facilities and, in each case, whether contiguous or separated by public streets, all as from time to time designated by the Landlord.

         (16) "LEASEHOLD IMPROVEMENTS" means all items generally considered as leasehold improvements, including, without limitation, all fixtures, equipment, wiring and related equipment, improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant, or any previous occupant of the Leased Premises in the Leased Premises, and by or on behalf of other tenants in other premises in the Complex including any stairways for the exclusive use of the Tenant, all partitions, however affixed and whether or not movable, and all wall-to-wall carpeting other than carpeting laid over finished floors and affixed so as to be readily removable without damage; but excluding trade fixtures, unattached furniture or free-standing partitions and equipment not of the nature of fixtures.

         (17) "MORTGAGE" means any instrument, mortgage, deed of trust, document or security interest (resulting from any method of financing or refinancing) or blanket mortgage pledge or other charge (affecting the Complex in whole or in part, alone or in conjunction with any other property) now or hereafter secured upon the Complex or any part thereof, and includes all renewals, modifications, consolidations, replacements and extensions thereof.

         (18) "MORTGAGEE" means the mortgagee, or other creditor or trustee for bondholders or beneficiaries, or others named in any Mortgage.

         (19) "NOTICE" means any notice, statement, consent, approval, demand, invoice or request herein required or permitted to be given by any party to another pursuant to this Lease.

         (20) "OFFICE SECTION" means those portions of the Complex designated by the Landlord for office purposes and which are leased or intended to be leased for office purposes (and which includes the Leased Premises), consisting of three (3) multi-storey office towers conjoined and constructed over a retail podium at grade and concourse level, including the entrances and entrance lobbies on court level, lobbies, corridors, elevators and other areas and Common Facilities, in each case within, serving or benefiting the Office Section, as the same may from time to time be altered, expanded or reconstructed, together with any other buildings or portions thereof which are intended to be leased for office purposes and which, by notice, are designated by the Landlord as part of the Office Section from time to time.

         (21) "OFFICE SECTION OPERATING COSTS" means that portion allocated by the Landlord (WHICH ALLOCATION THE LANDLORD AGREES TO DO ON A FAIR AND EQUITABLE BASIS) to the Office Section of the total of all expenses, costs, fees, rentals, disbursements and outlays of every kind paid, payable or ACTUALLY incurred by or on behalf of the Landlord in respect of the Complex, or allocated by the Landlord to the Office Section on an accrual basis (or on a cash basis to the extent the Landlord considers appropriate), but without duplication, in the complete maintenance, repair, operation, supervision, replacement, administration and management of the Office Section, and a reasonable amount, as determined by the Landlord from time to time, for all OCCUPANCY RELATED expenses incurred by or on behalf of tenants in the Office Section with whom the Landlord may from time to time have agreements whereby, in respect of their premises, those tenants perform or provide any cleaning, maintenance or other work, utilities or services usually performed or provided by the Landlord which, if directly incurred by the Landlord, would have been included in Office Section Operating Costs. THE LANDLORD ACKNOWLEDGES AND AGREES TO USE COMMERCIALLY REASONABLE EFFORTS TO CONTROL OFFICE SECTION OPERATING COSTS AND THAT THE LANDLORD SHALL NOT RECOVER MORE THAN 100% OF THE OFFICE SECTION OPERATING COSTS ACTUALLY INCURRED BY THE LANDLORD. Without limiting the generality of the foregoing, Office Section Operating Costs shall include:

                  (A)      (i)      the Insurance Cost, HVAC Costs and
                                    Janitorial Costs;

                           (ii) the cost of providing security, supervision, traffic control, landscaping, exterior window cleaning, garbage collection and removal and snow removal services;

                           (iii)    the cost of operating, providing,
                                    inspecting, maintaining, servicing,
                                    repairing and replacing the heating,
                                    ventilating, cooling, electrical, water and music systems, in each case in respect of the Common Facilities but excluding the original capital cost of same;

                           (iv) the cost of hot and cold water, electric light and power, telephone, steam, gas, cable TV, communications, sewage disposal and other utilities and services to the Common Facilities;

                           (v) the cost of maintaining and replacing signs and directory boards;

                           (vi) accounting costs incurred in connection with the maintenance, repair, replacement, operation, administration or management of the Complex, including computations required for the imposition of charges to tenants, the cost of preparing statements and opinions for tenants and banking fees and expenses and audit fees;

                           (vii) the cost of performing the Landlord's obligations under Section 8.03;

                           (viii) the fair rental value (having regard to the rentals prevailing from time to time for similar space) of space in the Complex used by the Landlord, acting reasonably, in connection with the maintenance, repair, replacement, operation, administration or management of the Complex, together with the Office Section Operating Costs and Taxes in respect of such space;

                           (ix) any cost or expense of a capital nature which is less than Ten Thousand Dollars ($10,000.00);

                           (x) all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments TO THE EXTENT THAT NON-PAYMENT IS NECESSARY IN ORDER TO PRESERVE APPEAL OR OTHER CONTESTATION RIGHTS) incurred by the Landlord in contesting, resisting or appealing any Taxes;

                           (xi) A REASONABLE administration and supervisory fee, which fee shall be comparable to fees charged by management companies for managing and administering developments similar to the Office Section;

                           (xii) the amount of all salaries, wages and fringe benefits paid to or for personnel, managers, and superintendents INVOLVED DIRECTLY WITH THE COMPLEX, wherever located, to the extent that they are employed or retained by or on behalf of the Landlord in connection with the maintenance, repair, replacement, operation, administration or management of the Complex, and amounts paid to independent contractors for any services in connection with the maintenance, repair, replacement, operation, administration or management of the Complex or any part of it;

                           (xiii) fees and expenses of architects, engineers, quantity surveyors and other consultants retained by the Landlord;

                           (xiv) the costs of uniforms for personnel, and of supplies, tools, equipment and materials used in connection with the maintenance, repair, replacement, operation, administration, management or caretaking of the Complex;

                           (xv) amortization (or depreciation) of the costs incurred to make alterations, replacements or additions to the Complex intended to reduce the cost of other items included in Office Section Operating Costs, improve the operation of the Complex or maintain its operation as a first-class commercial and office complex; costs being amortized (or depreciated) will include, without limitation, costs incurred in respect of alterations, replacements or additions to the roof, elevators, escalators and other machinery, equipment, facilities, decorating, flooring, systems, and property installed in or used in connection with the Complex (except to the extent that the costs are charged fully to income account in the accounting period in which they are incurred) and interest on the unamortized (or undepreciated) portion of the original cost of such items being amortized (or depreciated), payable monthly, from or after the date on which the relevant cost was incurred at an annual rate of interest that is one percentage (l%) point above the Bank Rate in effect from time to time; the amortization costs and interest charged under this clause shall be calculated by the Landlord, acting reasonably, in accordance with sound and generally accepted accounting principles BEING CALCULATED FOR A PERIOD OVER THE USEFUL LIFE OF THE IMPROVEMENT TO WHICH SUCH COST RELATES, but no amortization (or depreciation) or interest will be charged in respect of any such items installed in conjunction with the original construction of the Complex;

                           (xvi) goods and services taxes, business transfer taxes, value-added taxes, multi-stage sales taxes, sales, use or consumption taxes and any like taxes on property or services provided by or on behalf of the Landlord except to the extent recoverable by the Landlord;

                           (xvii) Capital Tax in respect of the Complex and any business or similar taxes or licence fees in respect of the business of the Landlord which pertains to the management, operation and maintenance of the Complex;

                           (xviii) the reasonable day-to-day costs of enforcing and collecting payment of charges to tenants and other occupants including, but not limited to, such actions as initial and reasonable follow-up telephone calls and correspondence to advise of and collect late rents arising from oversight, casual error, late mail service and the like, but in no event including the costs of enforcement procedures against specific defaulting tenants such as legal, bailiff, locksmithing and other similar fees and charges; and

                           (xix) all other direct and indirect costs and expenses of every kind, to the extent incurred in or allocable to the maintenance, repair, replacement, operation, supervision, administration or management of all or any part of the Complex, or any of its appurtenances including expenses incurred or contributions made by the Landlord in respect of off-site facilities which are utilized by or benefit the Complex or for which the Landlord is required to contribute;

                  (B) except to the extent otherwise SPECIFICALLY provided in Part (A) of this definition, Office Section Operating Costs shall exclude or shall have deducted therefrom:

                           (i)      Taxes;

                           (ii) debt service in respect of, AND ALL OTHER COSTS INCURRED IN CONNECTION WITH, financing secured by or related to the Complex and interest on debt save for interest payable if as and when costs and expenses in respect of Office Section Operating Costs and Taxes and goods and services taxes temporarily exceed recoveries from time to time in respect thereof;

                           (iii) depreciation of the initial construction cost of the Office Section and any cost or expense of a capital nature which is in excess of Ten Thousand Dollars ($10,000.00) (other than depreciation and amortization charges in Part A (i) and (xv) respectively);

                           (iv) the cost of replacing electric fixtures, ballasts, tubes, starters, lamps and light bulbs in each case not located within Common Facilities;

                           (v) an amount equal to the net proceeds of insurance actually recovered by the Landlord for damage to the Complex to the extent that the cost to repair such damage is included in Office Section Operating Costs;

                           (vi) an amount equal to recoveries by the Landlord in respect of warranties or guarantees relating to repairs or alterations to the Complex or any part of it, to the extent that the repair or alteration costs in respect of the work covered by warranty or guarantee is included in Office Section Operating Costs;

                           (vii) all Additional Service Costs chargeable to specific tenants of the Complex for Additional Service to the extent that those amounts are included in Office Section Operating Costs, including any administrative or overhead charges;

                           (viii) an amount equal to the contribution actually received from owners or occupants of adjacent buildings who are, by agreement, entitled to use any facilities of and for the Complex;

                           (ix) all amounts which are attributable by the Landlord, ACTING REASONABLY, to portions of the Complex other than the Office Section including, without limitation, the Parking Garage; and

                           (x) an amount equal to the costs incurred by the Landlord with respect to:

                                    (1)     structural repairs and/or
                                            replacements to the footings,
                                            foundations, structural columns and
                                            beams, structural subfloors and
                                            bearing walls of the Building;

                                    (2)     ADDITIONS TO THE COMPLEX;

                                    (3)     CAPITAL COSTS ASSOCIATED WITH
                                            EQUIPMENT FOR THE COMPLEX; AND

                                    (4)     THE COST OF RECTIFYING DEFECTS BY
                                            REPAIR OR REPLACEMENT RESULTING FROM
                                            INFERIOR OR DEFICIENT WORKMANSHIP,
                                            MATERIALS OR EQUIPMENT IN THE
                                            INITIAL CONSTRUCTION OF THE COMPLEX.

                           (XI) LEASING COMMISSIONS OR FEES, LEGAL FEES, ADVERTISING COSTS, DISBURSEMENTS AND OTHER EXPENSES INCURRED IN CONNECTION WITH PROCURING OTHER TENANTS FOR OTHER PREMISES IN THE COMPLEX AND PREPARING AND NEGOTIATING LEASES THEREFOR;

                           (XII) COSTS OF PREPARING, IMPROVING OR ALTERING ANY SPACE FOR OTHER PREMISES IN THE COMPLEX IN PREPARATION FOR OCCUPANCY BY ANY NEW OR RENEWAL TENANT OR OTHER OCCUPANT, INCLUDING PERMITS, LICENCES AND INSPECTION FEES;

                           (XIII) COSTS INCURRED DUE TO VIOLATION BY LANDLORD OR ANOTHER TENANT OF ANY LEASE OR AGREEMENT RELATING TO ANY PART OF THE COMPLEX;

                           (XIV) ANY COSTS, FINES OR PENALTIES BECAUSE THE LANDLORD VIOLATED ANY GOVERNMENTAL RULE OR AUTHORITY OR REQUIREMENT, OR MADE ANY LATE PAYMENT OF ANY COMPONENT OF ADDITIONAL RENT, UNLESS THE LANDLORD IS DISPUTING SAME IN GOOD FAITH.

                           (XV) RENTS OR OTHER AMOUNTS PAYABLE BY THE LANDLORD PURSUANT TO ANY GROUND LEASES WITH RESPECT TO ALL OR ANY PART OF THE LANDS;

                           (XVI) COSTS INCURRED TO TEST, SURVEY, ABATE, REMOVE OR OTHERWISE REMEDY HAZARDOUS MATERIALS ON OR ABOUT THE COMPLEX WHICH EXISTED PRIOR TO THE DATE OF THIS LEASE;

                           (XVII) COSTS FOR SCULPTURE, PAINTINGS AND OTHER OBJECTS OF ART, UNLESS REQUIRED BY MUNICIPAL AGREEMENT(S) OR OTHER RELEVANT GOVERNMENTAL AUTHORITIES;

                           (XVIII) COSTS FOR CORRECTING ANY CODE VIOLATIONS EXISTING PRIOR TO THE COMMENCEMENT OF THE TERM AND COSTS OF MODIFYING THE COMPLEX;

                           (XIX) COSTS ARISING FROM THE LANDLORD'S CHARITABLE OR POLITICAL CONTRIBUTIONS;

                           (XX)     RESERVES FOR FUTURE EXPENSES;

                           (XXI) EXPENSES INCURRED FOR THE DEFENCE OF THE LANDLORD'S TITLE TO THE LANDS;

                           (XXII) ANY COST REPRESENTING AN AMOUNT PAID FOR SERVICES OR MATERIALS TO A PERSON, FIRM OR ENTITY RELATED TO THE LANDLORD OR ANY GENERAL PARTNER OF THE LANDLORD TO THE EXTENT SUCH AMOUNT EXCEEDS THE AMOUNT THAT WOULD BE PAID FOR SUCH SERVICES OR MATERIALS AT THE THEN EXISTING MARKET RATE FOR COMPARABLE BUILDINGS TO AN UNRELATED PERSON, FIRM OR CORPORATION; AND

                           (XXIII) OFFICE SECTION OPERATING COSTS SHALL BE REDUCED BY ALL CASH DISCOUNTS, TRADE DISCOUNTS OR QUANTITY DISCOUNTS RECEIVED BY THE LANDLORD OR THE LANDLORD'S MANAGING AGENT IN THE PURCHASE OF ANY GOODS, UTILITIES OR SERVICES IN CONNECTION WITH THE PRUDENT OPERATION OF THE COMPLEX.

                  (C) in computing Office Section Operating Costs, if there is less than full occupancy of the Total Office Section Rentable Area during any period for which a computation is being made, the amount of Office Section Operating Costs will be increased (as estimated by the LANDLORD, ACTING REASONABLY) to reflect the additional OCCUPANCY RELATED costs that would have been incurred had full occupancy of the Total Office Section Rentable Area occurred during that period;

                  (D) any costs that are not directly incurred by the Landlord but are chargeable as Office Section Operating Costs may be estimated by the Landlord on a reasonable basis to the extent that the Landlord cannot ascertain the exact amount; and

                  (E) the taxes enumerated in Section 1.02(21) (A) (xvi) above are included amongst Office Section Operating Costs upon the understanding that the Landlord will look first for reimbursement of such taxes to its input tax credits in the case of the goods and services tax in force at the date hereof, and to corresponding credits, if any, in the case of subsequent taxes from time to time in force, the intent being that so long as such credits are available to the Landlord the taxes referred to in
                           Section 1.02(21) (A) (xvi) will not be included in Office Section Operating Costs.

         (22) "PARKING GARAGE" means those portions of the Complex and lands adjacent thereto which are designated from time to time by the Landlord for parking purposes including, without limitation, the vehicular ramps and other entrances and exits thereto, and all services, facilities and systems contained exclusively within and serving such parking facilities, as the same may from time to time be altered, expanded or reconstructed.

         (23) "PROPORTIONATE SHARE" means, for any period, the fraction which has as its numerator the Rentable Area of the Leased Premises and as its denominator the Total Office Section Rentable Area.

         (24)     "RENT" means Basic Rent and Additional Rent.

         (25) "RENTABLE AREA" of the Leased Premises or any other premises included in Total Office Section Rentable Area or other portion of the Complex means the floor area expressed in square feet, determined in accordance with the method of measurement set out in Schedule "D" annexed hereto and adjusted from time to time to reflect any addition, reduction, rearrangement or relocation of such space.

         (26) "RULES AND REGULATIONS" means those rules and regulations stipulated in Schedule "C" annexed hereto, any reasonable amendments thereto and any further reasonable rules and regulations of which the Tenant receives Notice from the Landlord which the Landlord, in its judgement, may from time to time stipulate for the proper operation of the Complex, and all such amendments and further rules and regulations shall be read as forming a part of this Lease as if the same were embodied herein.

         (27) "TAXES" means all taxes, rates, duties, levies, fees, charges, sewer levies, local improvement rates, and assessments whatsoever imposed, assessed, levied or charged, now or in the future, by any school, municipal, regional, provincial, federal, parliamentary or other governmental body, corporate authority, agency or commission (including, without limitation, school boards and utility commissions), against the Complex or any part thereof, and/or the Landlord and/or the owners of the Complex in connection therewith, calculated on the basis of the Complex being assessed as a fully leased and operational building (with no special exemptions or reductions, and without taking into account any actual or potential reduction in Taxes or change of assessment category or class for premises within the Complex which are vacant or underutilized), but excluding (unless specifically referred to above):

                  (a) income or profit taxes upon the income of the Landlord to the extent such taxes are not levied in substitution or in lieu of any of the foregoing;

                  (b) business or similar taxes or licence fees in respect of the business of the Landlord which pertains to the management, operation and maintenance of the Complex (and which are included in Office Section Operating Costs);

                  (c) goods and services taxes or similar taxes (and which are payable pursuant to other provisions of this Lease);

                  (d) business or similar taxes or licence fees in respect of any business carried on by tenants and occupants (including the Tenant) of the Complex; and

                  (e) Capital Tax in respect of the Complex (which is included in Office Section Operating Costs).

         (28) "TENANT'S TAXES" means the aggregate of:

                  (a) all taxes, rates, duties, levies, fees, charges and assessments whatsoever imposed which are separately identified by the lawful taxing authority as being attributable to the personal property, furnishings, fixtures and Leasehold Improvements installed in the Leased Premises; and

                  (b) all taxes, rates, duties, levies, fees, charges and assessments whatsoever imposed upon the Tenant which are attributable to the business, income or occupancy of the Tenant or any other occupant of the Leased Premises, and to the use of any of the Common Facilities by the Tenant or other occupant of the Leased Premises.

         (29) "TOTAL OFFICE SECTION RENTABLE AREA" means the aggregate Rentable Area (including the Leased Premises) in the Office Section determined in accordance with Schedule "D" and adjusted from time to time to reflect any addition, reduction, rearrangement or relocation of space.

         (30) "TRANSFER" means an assignment of this Lease in whole or in part, a sublease of all or any part of the Leased Premises, any transaction whereby the rights of the Tenant under this Lease to the Leased Premises are transferred to another, any transaction by which any right of use or occupancy of all or any part of the Leased Premises is conferred upon anyone, any mortgage, charge or encumbrance of this Lease or the Leased Premises or any part thereof, or other arrangement under which either this Lease or the Leased Premises becomes security for any indebtedness or other obligations, and includes any transaction or occurrence whatsoever which has changed or might change the identity of the person or persons having lawful use or occupancy of any part of the Leased Premises.

         (31) "UNAVOIDABLE DELAY" means any delay by a party in the performance of its obligations under this Lease caused in whole or in part by any acts of God, strikes, lockouts or other industrial disturbances, acts of public enemies, sabotage, war, blockades, insurrections, riots, epidemics, washouts, nuclear and radiation activity or fallout, arrests, civil disturbances, explosions, breakage of or accident to machinery, any legislative, administrative or judicial action which has been resisted in good faith by all reasonable legal means, any act, omission or event, whether of the kind herein enumerated or otherwise, not within the control of such party, and which, by the exercise of control of such party, could not have been prevented, but lack of funds on the part of such party shall not constitute an Unavoidable Delay.

         (32) "USEABLE AREA" of any rentable premises means the floor area expressed in square feet, determined in accordance with Schedule "D" annexed hereto, and adjusted from time to time to reflect any addition, reduction, rearrangement or relocation of space.

         (33) "UTILITIES" means water, steam, fuel, power, telephone and other utilities furnished by the Landlord to the Complex.

         (34)     "UTILITIES CHARGE" means the aggregate of:-

                  (a) the total cost of the Utilities used or consumed in or with respect to the Leased Premises, including those in connection with electricity for lighting, heating, ventilating and cooling and normal office equipment but excluding hot and cold water to washrooms and excluding telephones to the extent paid by the Tenant;

                  (b) the cost of any other charges levied or assessed in respect of or in addition to the cost of such Utilities, as determined by the Landlord; and

                  (c) any costs incurred by the Landlord in determining the Utilities Charge, including, without limitation, professional, engineering and consulting fees.

                   ARTICLE II - LEASED PREMISES - TERM - RENT

SECTION 2.01 - LEASED PREMISES AND TERM

                  In consideration of the rents, covenants and agreements herein contained on the part of the Tenant to be paid, observed and performed, the Landlord leases to the Tenant, and the Tenant leases from the Landlord, the Leased Premises for the Term.

SECTION 2.02 - USE OF ADDITIONAL AREAS

                  The use and occupation by the Tenant of the Leased Premises includes for the purposes of carrying on its permitted use hereunder, the non-exclusive right (subject to the Rules and Regulations) of the Tenant, the Tenant's employees, agents, invitees, suppliers and persons having business with the Tenant in common with the Landlord, its other tenants, sub-tenants and all others entitled or permitted to the use of the Common Facilities.

SECTION 2.03 - CONSTRUCTION OF THE LEASED PREMISES

                  The provisions (if any) of the Agreement to Lease relating to construction of the Leased Premises and delay in availability of the Leased Premises for occupancy by the Tenant shall remain in effect and shall not merge upon the execution of this Lease. The Tenant shall abide by the provisions of
Section 8.02 in respect of the construction of Leasehold Improvements and fixtures in the Leased Premises whether prior to or following the commencement of the Term.

SECTION 2.04 - ADJUSTMENT OF AREAS

                  The Landlord may from time to time re-measure the Useable Area of the Leased Premises, the Office Section or other rentable premises or re-calculate the Rentable Area of the Leased Premises, the Office Section or other rentable premises and may re-adjust the Basic Rent or the amount of Additional Rent accordingly. NOTWITHSTANDING THE FOREGOING, UPON WRITTEN REQUEST OF THE TENANT, AT THE TENANT'S COST, THE LANDLORD SHALL RE-MEASURE THE USEABLE AREA OF THE LEASED PREMISES OR RE-CALCULATE THE RENTABLE AREA OF THE LEASED PREMISES AND MAY RE-ADJUST THE BASIC RENT OR THE AMOUNT OF ADDITIONAL RENT ACCORDINGLY. The effective date of any o o o OF THE AFORESAID RE-ADJUSTMENTS shall:

         (a) in the case of an adjustment to the Rentable Area resulting from a change in the Useable Area of the Leased Premises or other rentable premises, be the date on which such change occurred; and

         (b) in the case of a correction to any measurement or calculation error, be the first date as of which such error was introduced in the calculation of Basic Rent or Additional Rent.

SECTION 2.05 - AGREEMENT TO PAY

                  The Tenant shall pay Basic Rent and Additional Rent as herein provided in lawful money of Canada, without any prior demand therefor and without any deduction, abatement, set-off or compensation whatsoever save as provided in Section 9.01. The Tenant agrees to pay to the Landlord, in addition to Basic Rent and Additional Rent, any goods and services tax, business transfer tax, value-added tax, multi-stage sales tax, sales, use or consumption tax, and any similar or other tax imposed by any governmental authority in respect of this Lease or in respect of the property and services provided hereunder, including without limitation, such taxes calculated on or in respect of any Rent (whether Basic Rent or Additional Rent) payable under this Lease; any such tax shall be deemed not to be Rent, but the Landlord shall have the same remedies for and rights of recovery of such amount as it has for recovery of Rent under this Lease. The obligation to pay Additional Rent (and adjustments thereto) shall survive the expiration or sooner termination of this Lease. All amounts payable under this Lease, unless otherwise provided, become due with the next instalment of Basic Rent. The Landlord may, at its option, upon Notice to the Tenant direct that the Tenant pay any or all Rent by way of pre-authorized bank debit and/or to any other party specified by the Landlord. THE AFORESAID LANDLORD RIGHT OF DIRECTION SHALL NOT APPLY TO THE TENANT PROVIDED THAT THE TENANT IS NOT IN REPEATED DEFAULT UNDER THIS LEASE AND FURTHER PROVIDED THAT THE TENANT IS DALEEN CANADA CORPORATION.

                  FOR THE PURPOSES OF THIS LEASE, ALL REFERENCES TO CURRENCY IN THIS LEASE SHALL BE DEEMED TO BE REFERENCES TO CANADIAN DOLLARS.

SECTION 2.06 - BASIC RENT

                  The Tenant shall pay from and after the Commencement Date to the Landlord the Basic Rent, such Basic Rent to be computed in accordance with the definition of Basic Rent set out in Section 1.01 and payable in equal monthly instalments in advance on the first day of each and every month. As soon as reasonably possible after completion of construction of the Leased Premises, the Landlord shall measure the Useable Area of the Leased Premises and shall calculate the Rentable Area of the Leased Premises and at such time any necessary adjustments in the Basic Rent and Additional Rent shall be made.

                  If the Commencement Date is not the first day of a calendar month, then the Basic Rent for the first and last months of the Term shall be appropriately adjusted, on a per diem basis, based upon a period of three hundred and sixty-five (365) days, and the Tenant shall pay upon the Commencement Date, the portion of the Basic Rent so adjusted from the Commencement Date to the end of the month in which the Commencement Date occurs.

SECTION 2.07 - LATE PAYMENT CHARGE

                  The Tenant hereby acknowledges that late payment by the Tenant to the Landlord of Basic Rent or Additional Rent due hereunder will cause the Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult or impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on the Landlord by the terms of any Mortgage. Accordingly, if any Basic Rent or Additional Rent shall not be received by the Landlord or the Landlord's designee within five (5) BUSINESS days after such amount shall be due, the Tenant shall pay to the Landlord a late charge equal to o o o $500. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs the Landlord will incur by reason of late payment by the Tenant. Acceptance of such late charge by the Landlord shall in no event constitute a waiver of the Tenant's default with respect to such overdue amount, nor prevent the Landlord from exercising any of the other rights and remedies granted hereunder. The foregoing shall be without prejudice to any other right or remedy available to the Landlord under or pursuant to this Lease by reason of a monetary default by the Tenant.

SECTION 2.08 - NET LEASE

                  The Basic Rent payable under this Lease is intended to be an absolutely net return to the Landlord, except as expressly herein set out to the contrary. The Landlord is not responsible for any expenses or outlays of any nature arising from or relating to the Leased Premises, or the use or occupancy thereof, or the contents thereof or the business carried on therein. The Tenant shall pay all charges, impositions and outlays of every nature and kind relating to the Leased Premises except as expressly herein set out to the contrary.

SECTION 2.09 - ACKNOWLEDGEMENT OF COMMENCEMENT DATE

                  The Tenant agrees to execute and return to the Landlord, within fifteen (15) days of written demand from the Landlord, an acknowledgement of the Commencement Date in the form set forth in Schedule "E" annexed hereto, subject to such variations as the facts require.

             ARTICLE III - TAXES AND OFFICE SECTION OPERATING COSTS

SECTION 3.01 - TAXES PAYABLE BY LANDLORD

                  The Landlord shall pay directly to the appropriate and lawful taxing authorities all Taxes, subject to Sections 3.02 and 3.04 hereof. The Landlord may contest any Taxes and appeal any assessments with respect thereto; withdraw any such contest or appeal; and agree with the taxing authorities on any settlement or compromise with respect to Taxes.

SECTION 3.02 - TENANT'S SHARE OF TAXES

                  The Tenant shall pay to the Landlord as Additional Rent a share of all Taxes which share shall be determined as follows:

         (a) the Tenant's share of Taxes shall be the portion of the Taxes that are attributable to the Leased Premises, as determined by the Landlord, acting reasonably and equitably. Without limiting the foregoing, the Landlord may allocate a portion of the Taxes to the Office Section, acting reasonably and equitably (having regard, without limitation, to the various uses of the components of the Complex, costs of construction, the benefits derived by the various components of the Complex from the Common Facilities, assessment values relating to the Complex and the components thereof, and agreements between separate owners, if any, of various components of the Complex), and may, if it so elects, determine that the Tenant's share of Taxes attributable to the Leased Premises shall be the Proportionate Share of the Taxes so allocated by the Landlord to the Office Section. If there are separate assessments (or, in lieu thereof, calculations made by authorities having jurisdiction from which separate assessments may, in the Landlord's opinion, be readily determined) for the Leased Premises for Taxes the Landlord may have regard thereto. For the purposes of determining the share of Taxes which is payable by the Tenant pursuant to this Lease, Taxes shall include such additional amounts as would have formed part of Taxes had the Complex been fully assessed during the whole of the relevant fiscal period as fully completed and fully occupied by tenants, with no special exemptions or reductions, and without taking into account any actual or potential reduction of Taxes or change of assessment category or class for premises within the Complex which are vacant or underutilized;

         (b) if the Landlord, acting reasonably and equitably, determines that as a result of the construction or installation of any Leasehold Improvements or fixtures in the Leased Premises, the use of the Leased Premises, the particular location of the Leased Premises within the Office Section or the Complex, or any other factors which the Landlord considers to be relevant, the Tenant's share of Taxes payable pursuant to Subsection 3.02(a) does not accurately reflect the proper share of the Taxes which should, in the Landlord's opinion, acting equitably, be payable by the Tenant, the Landlord may increase or decrease the Tenant's share of Taxes and the Tenant will pay such adjusted amount; and

         (c) if the Tenant elects to be assessed as a separate school supporter, the Tenant will pay to the Landlord, in addition to any other amounts owing pursuant to this Section the excess, if any, of the separate school taxes over public school taxes resulting from such election.

SECTION 3.03 - TENANT'S PROPORTIONATE SHARE OF OFFICE SECTION OPERATING COSTS

                  The Tenant shall pay to the Landlord as Additional Rent in accordance with Section 3.06 the Proportionate Share of Office Section Operating Costs.

SECTION 3.04 - TENANT'S TAXES

                  The Tenant shall pay to the appropriate and lawful taxing authorities, or to the Landlord, as appropriate, and shall discharge when the same become due and payable, all Tenant's Taxes. In the event that the Tenant fails to do so, the same shall be deemed a failure to pay a sum due hereunder as contemplated in subsection 13.01(a) hereof and the Landlord shall have all of the rights or remedies provided in Article XIII in respect thereof.

SECTION 3.05 - TENANT'S RESPONSIBILITY

                  The Tenant shall promptly deliver to the Landlord copies of assessment notices, tax bills and other documents received by the Tenant relating to Taxes and Tenant's Taxes and receipts for payment of Tenant's Taxes. If, as a result of changes in existing applicable laws, in any fiscal year the Tenant is prohibited by law from making payments of Taxes directly to the Landlord, then it shall pay to the appropriate taxing authorities all Taxes payable in respect of the Leased Premises and promptly deliver to the Landlord receipts evidencing such payment. In such event, the Landlord and the Tenant will make an adjustment within thirty (30) days after the final tax bills are issued for such fiscal year and the Tenant will pay to the Landlord the amount by which the Tenant's share of Taxes for such fiscal year exceeds the amount of Taxes actually paid by the Tenant or the Landlord will pay to the Tenant the amount by which the Taxes actually paid exceed the Tenant's share, as the case may be. The Tenant shall not contest any Taxes or appeal any assessments relating thereto and shall not contest any Tenant's Taxes or appeal any assessments relating thereto without the Landlord's prior written approval WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED. If the Tenant obtains such approval, the Tenant shall deliver to the Landlord such security for the payment of such Tenant's Taxes as the Landlord deems advisable and the Tenant shall diligently prosecute any such appeal or contestation to a speedy resolution and shall keep the Landlord informed of its progress in that regard from time to time.

SECTION 3.06 - PAYMENT OF ESTIMATED TAXES AND OFFICE SECTION OPERATING COSTS

         (a) The amounts payable by the Tenant to the Landlord pursuant to Sections 3.02, 3.03 and 3.04 hereof may be estimated by the Landlord for such period as the Landlord determines from time to time, and the Tenant agrees to pay to the Landlord the amounts so estimated in monthly instalments in advance during such period as Additional Rent. At the Landlord's option, the Tenant agrees to provide to the Landlord electronic banking authorization to permit the automatic transfer of funds from the Tenant's account to the Landlord's account on the first day of each and every month during each fiscal year to pay such estimated amount of monthly instalments (THE AFORESAID LANDLORD OPTION SHALL NOT APPLY TO THE TENANT PROVIDED THAT THE TENANT IS NOT IN REPEATED DEFAULT UNDER THIS LEASE AND FURTHER PROVIDED THAT THE TENANT IS DALEEN CANADA CORPORATION). Notwithstanding the foregoing, as soon as bills for all or any portion of the said amounts so estimated are received, the Landlord may bill the Tenant for the Proportionate Share thereof and the Tenant shall pay the Landlord such amounts so billed (less all amounts previously paid on account by the Tenant on the basis of the Landlord's estimate as aforesaid) as Additional Rent on demand.

         (b) Within a reasonable period of time after the end of the period for which such estimated payments have been made, the Landlord shall deliver to the Tenant a statement from the Landlord, confirmed by the Landlord's independent auditors (BEING NATIONALLY RECOGNIZED AUDITORS), of the Office Section Operating Costs and Taxes together with a calculation of the Tenant's share of the costs and expenses payable to the Landlord pursuant to Sections 3.02, 3.03 and 3.04, and, if necessary, an adjustment shall be made between the parties in the following manner. If the Tenant has paid in excess of the amounts due, the excess shall be refunded by the Landlord within a reasonable period of time after the delivery of the said statement, or, at the option of the Landlord, the excess shall be credited to amounts payable to the Landlord pursuant to Sections 3.02, 3.03 and 3.04 in the immediately following fiscal year. If the amount the Tenant has paid is less than the amounts due, the Tenant agrees to pay such additional amounts dueooo WITHIN FIVE (5) DAYS OF RECEIPT OF WRITTEN NOTICE THEREOF. If any fiscal year during the Term is greater or less than any such period determined by the Landlord as aforesaid, the Tenant's share of the costs and expenses payable to the Landlord, pursuant to Sections 3.02, 3.03 and
                  3.04 shall be subjected to a per diem, pro rata adjustment based upon a period of three hundred and sixty-five (365) days. The obligations set out herein shall survive the expiration of the Term or earlier termination of this Lease. Failure of the Landlord to render any statement of Taxes and Office Section Operating Costs shall not prejudice the Landlord's right to render such statement thereafter or with respect to any other period. The rendering of any such statement shall also not affect the Landlord's right to subsequently render an amended or corrected statement. The Tenant may not claim a re-adjustment in respect of Office Section Operating Costs or Taxes or the share payable by the Tenant on account thereof for any fiscal year or portion thereof except by notice given to the Landlord within ninety
                  (90) days after receipt of the Landlord's statement, stating the particulars of the error in computation of Office Section Operating Costs or Taxes or the Tenant's share thereof. THE LANDLORD WILL RESPOND IN REASONABLE DETAIL TO ANY REASONABLE QUESTIONS OF THE TENANT AS TO THE DETERMINATION OF OFFICE SECTION OPERATING COSTS, PROVIDED SUCH REASONABLE QUESTIONS ARE SUBMITTED WITHIN SIXTY (60) DAYS OF THE DELIVERY OF THE STATEMENT REFERRED TO ABOVE. ANY SUCH RESPONSE BY THE LANDLORD SHALL CONTAIN SUCH REASONABLE SUPPORTING MATERIAL AS THE LANDLORD DETERMINES IS REASONABLY REQUIRED IN ORDER TO RESPOND TO SUCH QUESTION.

                   ARTICLE IV - COMPLEX - CONTROL AND SERVICES

SECTION 4.01 - CONTROL OF THE COMPLEX BY THE LANDLORD

                  The Landlord shall operate and maintain the Complex in a first class and reputable manner as would a prudent landlord of a similar commercial office building, having regard to size, age and location.

                  The Complex is at all times subject to the exclusive control, management and operation of the Landlord. Without limiting the generality of the preceding sentence, the Landlord has the right, in its control, management and operation of the Complex and by the establishment of Rules and Regulations and general policies with respect to the operation of the Complex or any part thereof at all times during the period when the Tenant is given possession of the Leased Premises and throughout the Term to:

         (a) construct improvements in or to the Complex and make alterations and additions thereto, subtractions therefrom, rearrangements thereof (including all entrances and exits thereto), build additional storeys on the Complex and construct additional facilities adjoining or proximate to the Complex;

         (b) relocate or re-arrange the various facilities and improvements comprising the Complex or erected on the Lands from those existing at the Commencement Date;

         (c) do and perform such other acts in and to the Complex as in the use of good business judgement the Landlord determines to be advisable for the more efficient and proper operations of the Complex.

         Notwithstanding anything contained in this Lease, it is understood and agreed that if as a result of the exercise by the Landlord of its right set out in this Section 4.01, the facilities in or improvements to the Complex are diminished or altered in any manner whatsoever, the Landlord is not subject to any liability, nor is the Tenant entitled to any compensation, nor shall any such diminution or alteration of the facilities or improvements in or to the Complex be deemed constructive or actual eviction, or a breach of any covenant for quiet enjoyment contained in this Lease or implied by law provided that the Landlord shall not materially impede access to the Leased Premises except when necessary during the completion of any such work and provided further that the Landlord shall complete all such work diligently and with due speed, AND SHALL USE COMMERCIALLY REASONABLE EFFORTS TO AVOID ANY MATERIAL INTERFERENCE WITH THE TENANT'S USE OF THE LEASED PREMISES.

SECTION 4.02 - LANDLORD'S SERVICES

         (a) The Landlord shall provide climate control to the Leased Premises during Business Hours to maintain a temperature adequate for occupancy, except during the making of repairs, alterations or improvements, and provided the Landlord shall have no responsibility or liability for failure to supply climate control service when stopped as aforesaid or when prevented from so doing by strikes or other Unavoidable Delay. Any rebalancing of the climate system in the Leased Premises necessitated by the installation of partitions, equipment or fixtures by the Tenant or by any use of the Leased Premises not in accordance with the design standards of such system will be performed by the Landlord as an Additional Service to the Tenant.

         (b) Subject to the Rules and Regulations, the Landlord shall furnish, except when repairs, maintenance or replacements are being made, elevator and escalator service during Business Hours in common with others, provided that the Tenant and its employees and all other Persons using the same shall do so at their own risk. The Landlord shall operate at least one (1) elevator serving the Leased Premises at all times in addition to Business Hours (except during Unavoidable Delay), such operation to be carried out, however, in a manner consistent with the Landlord's security arrangements then in place.

         (c) The Landlord will provide janitorial services to the Leased Premises consistent with the standards of a first-class office building. The Landlord shall not be responsible for any indirect or consequential damages sustained by the Tenant or others as a result of the failure to provide such services or any act or omission or commission on the part of the persons employed to perform such work. Such work shall be done at the Landlord's direction without interference by the Tenant and its servants or employees.

         (d) The Landlord shall make available electricity for normal lighting and miscellaneous power requirements and in normal quantities water and other public utilities generally made available to other tenants of the Building by the Landlord. The Landlord shall not be responsible for any indirect or consequential damages sustained by the Tenant or others as a result of the failure to provide such services or any act of omission or commission on the part of the persons employed to provide such service.

         (e) Provided that adequate Notice is given to the Landlord, access to the Leased Premises during hours other than Business Hours will be given, subject to the Landlord's reasonable security requirements for the Complex and payment by the Tenant, during hours other than Business Hours, for all heating, cooling and ventilating costs, as an Additional Service Cost.

         (f) The Landlord may carry out periodic replacement of building standard tubes, bulbs and ballasts within the Leased Premises as an Additional Service Cost and shall, upon Notice, carry out any replacement requested by the Tenant as an Additional Service Cost to the Tenant.

SECTION 4.03 - SUBSTITUTION

                  At any time (BUT ONLY ONCE DURING THE TERM), upon six (6) months prior notice to the Tenant, the Landlord may substitute for the Leased Premises o o o other premises in the Complex (the "New Leased Premises"), in which event the New Leased Premises shall be deemed to be the Leased Premises o
o o for all purposes hereunder, provided that the New Leased Premises shall be similar in area and utility AND COMPARABLE IN ALL OTHER MATERIAL RESPECTS for the Tenant's purposes. If the Tenant is occupying the Leased Premises at the time of such substitution, the Landlord shall pay all reasonable o o o out-of-pocket costs (provided the Tenant delivers copies of paid invoices relating to the Tenant's cost of such relocation) relating to relocating the Tenant, its property and equipment to the New Leased Premises. Such costs shall include, but shall not be limited to, the Tenant's moving costs, amended stationery and business cards o o o , the connection and relocation of the Tenant's systems and furniture, INSTALLATION OF ALL TELEPHONE COMMUNICATIONS AND COMPUTER EQUIPMENT AND CABLING AND THE COST OF LEASEHOLD IMPROVEMENTS IN THE NEW LEASED PREMISES TO A SUBSTANTIALLY SIMILAR QUALITY OF THOSE LEASEHOLD IMPROVEMENTS EXISTING IN THE LEASED PREMISES AT THE TIME OF SUCH RELOCATION.

                  ARTICLE V - UTILITIES AND ADDITIONAL SERVICES

SECTION 5.01 - CHARGES FOR UTILITIES

                  The Tenant shall be solely responsible for and shall promptly pay to the Landlord, or as the Landlord otherwise directs, in the manner hereinafter provided as Additional Rent, the Utilities Charge applicable to the Leased Premises on the basis of separate meters and otherwise on the basis of the Rentable Area of the Leased Premises. To the extent not separately metered and payable directly to the utility supplier, the Utilities Charge shall be payable in equal monthly instalments in advance on the basis of the rate determined by the Landlord's engineer from time to time. The Landlord shall be entitled, acting equitably, to allocate to the Leased Premises an Additional Service Cost for any Additional Service in respect of usage of Utilities in the Leased Premises in excess of those covered by the basic rate. In order to more accurately determine an increased use of electricity by the Tenant, the Landlord is entitled at its option and at the Tenant's expense to install check meters or other form of measurement in or near the Leased Premises. THE TENANT SHALL BE ENTITLED TO INSTALL, AT THE TENANT'S EXPENSE, SEPARATE METERS FOR ANY UTILITIES SERVICING THE LEASED PREMISES. THE LANDLORD ACKNOWLEDGES AND AGREES THAT THE UTILITIES CHARGE SHALL NOT INCLUDE A MARK-UP ABOVE THE ACTUAL AMOUNT CHARGED BY THE UTILITY SUPPLIER TO THE LANDLORD, SAVE AND EXCEPT FOR THE LANDLORD'S REASONABLE ADMINISTRATION AND SUPERVISORY CHARGE.

SECTION 5.02 - ADDITIONAL SERVICES OF THE LANDLORD

                  Subject to Article 4 hereof, and excluding services supplied by the Landlord and charged to the Tenant as Office Section Operating Costs and the Utilities Charge, one hundred and fifteen per cent (115%) of the cost to the Landlord of all Additional Services provided by the Landlord or its agent to the Tenant shall be payable forthwith by the Tenant, upon demand by the Landlord, as an Additional Service Cost. Such services shall include any services performed at the Tenant's request including, without limitation, maintenance, repair, special janitorial or cleaning services, construction of additional Leasehold Improvements, replacement of bulbs (including non-standard bulbs), tubes and ballasts, any o o o LIGHTING and any heating, ventilating and cooling services during hours other than Business Hours. Such services shall also include any services provided at the Landlord's reasonable discretion including, without limitation, o o o supervising the movement of furniture, equipment, freight and supplies for the Tenant. Additional Services provided by the Landlord or its agent on behalf of the Tenant in respect of any of the Tenant's obligations set out in the Lease which the Tenant fails to perform shall be one hundred and
o o o FIFTEEN per cent o o o (115%) of the cost to the Landlord.

SECTION 5.03 - THIRD PARTY SERVICES

                  Excluding services supplied by the Landlord and charged to the Tenant as Office Section Operating Costs, Utilities Charges, or as an Additional Service Cost, the Tenant shall be solely responsible for, and promptly pay to the appropriate third party, all charges for services used or consumed in or provided to the Leased Premises, including, without limitation, rug shampooing, telephone service and other services not available through the Landlord. In no event will the Landlord be liable to the Tenant in damages or otherwise for any failure to supply any third-party services to the Leased Premises.

                       ARTICLE VI - USE OF LEASED PREMISES

SECTION 6.01 - USE OF THE LEASED PREMISES

                  The Leased Premises shall be used for general office purposes for the Type of Business of the Tenant, provided such purposes comply with the terms, covenants and conditions of this Lease and all applicable laws, by-laws, regulations or other governmental ordinances from time to time in existence. The Leased Premises may not be used for any other purposes.

SECTION 6.02 - OBSERVANCE OF LAW

                  The Tenant shall at its sole cost and expense and, where applicable, in compliance with Sections 8.01 and 8.02 hereof, promptly observe and comply with all laws or requirements of all governmental authorities, including federal, provincial and municipal legislative enactments, by-laws and other regulations and all other authorities having jurisdiction, including fire insurance underwriters, now or hereafter in force which pertain to or affect the Leased Premises, the Tenant's use of the Leased Premises or the conduct of any business in the Leased Premises, or the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Leased Premises. The Tenant shall carry out all modifications, alterations or changes of or to the Leased Premises and the Tenant's conduct of business in or use of the Leased Premises which are required by any such authorities.

                  THE LANDLORD SHALL AT ITS SOLE COST AND EXPENSE, PROMPTLY OBSERVE AND COMPLY WITH ALL LAWS OR REQUIREMENTS OF ALL GOVERNMENTAL AUTHORITIES, INCLUDING FEDERAL, PROVINCIAL AND MUNICIPAL LEGISLATIVE ENACTMENTS, BY-LAWS AND OTHER REGULATIONS AND ALL OTHER AUTHORITIES HAVING JURISDICTION, INCLUDING FIRE INSURANCE UNDERWRITERS, NOW OR HEREAFTER IN FORCE WHICH PERTAIN TO OR AFFECT THE COMPLEX (SAVE AND EXCEPT FOR THE LEASED PREMISES AND ANY SPACE IN THE COMPLEX WHICH IS LEASED TO OTHER TENANTS). THE LANDLORD SHALL CARRY OUT ALL MODIFICATIONS, ALTERATIONS OR CHANGES OF OR TO SUCH SPACE WHICH ARE REQUIRED BY ANY SUCH AUTHORITIES.

SECTION 6.03 - ENERGY CONSERVATION

                  Consistent with its obligations to keep the Leased Premises in good repair, order and condition hereunder, the Tenant will at its cost comply with all laws, by-laws, regulations and orders relating to the conservation of energy affecting the Leased Premises and the conduct of business therein, including compliance with all reasonable requests and demands of the Landlord intended to achieve the conservation of energy.

SECTION 6.04 - TENANT'S INDEMNITY RE HAZARDOUS MATERIALS

                  The Tenant agrees to protect, indemnify and save each of the Landlord, the Mortgagee and their respective directors, officers, employees, agents, successors and assigns completely harmless from and against any Environmental Claim, directly or indirectly incurred, sustained or suffered by or asserted against the Landlord, the Mortgagee and their respective directors, officers, employees, agents, successors and assigns caused by or attributable too o O THE NEGLIGENCE OR WRONGful act or omission of the Tenant and/or any other person claiming through or under Tenant prior to, during and after the term of the Lease.

                  IN THE EVENT THAT HAZARDOUS MATERIAL IS LOCATED ON OR DISCOVERED IN THE LEASED PREMISES WHICH, OR THE REMEDIATION OF WHICH, MATERIALLY ADVERSELY EFFECTS THE TENANT'S ABILITY TO CONDUCT BUSINESS IN THE LEASED PREMISES AND REMEDIATION IS NECESSARY, THEN UNLESS THE PRESENCE OF SUCH HAZARDOUS MATERIAL IS ATTRIBUTABLE TO THE NEGLIGENCE OR WRONGFUL ACT OR OMISSION OF THE TENANT, RENT PAYABLE HEREUNDER SHALL ABATE DURING THE PERIOD OF SUCH REMEDIATION, IN PROPORTION TO THE AMOUNT OF THE LEASED PREMISES AFFECTED THEREBY. IN THE EVENT THAT THE LANDLORD'S WORK IS DELAYED BY SUCH REMEDIATION, THEN THE COMMENCEMENT DATE AND THE EXPIRATION OF THE TERM SHALL BE POSTPONED BY AN AMOUNT EQUAL TO SUCH DELAY. FOR THE PURPOSES OF THIS PARAGRAPH ONLY, HAZARDOUS MATERIAL SHALL MEAN HAZARDOUS MATERIAL DECLARED, DEFINED OR DEEMED TO BE REGULATED OR CONTROLLED PURSUANT TO THE ENVIRONMENTAL LAWS EXISTING AS OF THE DATE OF THIS LEASE.

                  In this Section 6.04, the terms "Hazardous Material", "Environmental Law", Environmental Claim" and "Release" shall have the following meanings:

         (a) "Hazardous Material" means any contaminant, pollutant, dangerous substance, noxious substance, toxic substance, hazardous waste, flammable or explosive material, radio-active material, urea formaldehyde foam insulation, asbestos, polychlorinated biphenyls, polychlorinated biphenyl waste, polychlorinated biphenyl related waste and any other substance or material now or hereafter declared, defined or deemed to be regulated or controlled in or pursuant to the Environmental Laws.

         (b) "Environmental Laws" means any law, by-law, order, ordinance, ruling, regulation, certificate, approval, consent or directive of any applicable Federal, Provincial or municipal government, governmental department, agency or regulatory authority or any court of competent jurisdiction, relating to environmental matters and/or regulating the import, storage, use, distribution, sale, handling, transport or disposal of Hazardous Material, including, but not limited to, the ENVIRONMENTAL PROTECTION ACT (Ontario).

         (c) "Environmental Claim" means all claims, losses, costs, expenses, fines, penalties, payments and/or damages (including, without limitation, all solicitors' fees on a solicitor and his own client basis) relating to, arising out of, resulting from or in any way connected with the Release in, on, over, upon or from the Complex, including the Leased Premises of any Hazardous Material including, without limitation, all costs and expenses of any remediation or restoration of the Leased Premises and/or any property adjoining or in the vicinity of the Leased Premises required or mandated by the Environmental Laws.

         (d) "Release" means any release, spill, emission, leakage, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration.

                      ARTICLE VII - INSURANCE AND INDEMNITY

SECTION 7.01 - TENANT'S INSURANCE

         (a) The Tenant shall throughout the period that the Tenant is given possession of the Leased Premises and during the entire Term, at its sole cost and expense, take out and keep in full force and effect, the following insurance:

                  (i) all-risk property insurance (including but not limited to sprinkler leakage, flood, earthquake and collapse coverage) in an amount equal to the full replacement cost thereof upon property of every description and kind owned by the Tenant or for which the Tenant is liable, or installed by or on behalf of the Tenant and which is located within the Complex including, without limitation, Leasehold Improvements, Tenant's fixtures, the Tenant's stock-in-trade, furniture and personal property provided that if there is a dispute as to the amount which comprises full replacement cost, the decision of the Landlord shall be conclusive;

                  (ii) business interruption insurance in such amount as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils insured against in Section 7.01(a)(i) and other perils commonly insured against by prudent tenants or attributable to prevention of access to the Leased Premises or the Building or the Complex as a result of such perils;

                  (iii) comprehensive general and legal liability insurance, including property damage and bodily injury and personal injury liability, tenant's legal liability, contractual liability and owners' and contractors' protective insurance coverage with respect to the Leased Premises and the Tenant's use of the Complex, coverage to include the activities and operations conducted by the Tenant and any other person for whom the Tenant is in law responsible. Such policies shall be written on a comprehensive basis with inclusive limits of not less than ooo FIVE Million Dollars ooo ($5,000,000) for bodily injury to any one or more persons or property damage, and such higher limits as the Landlord, acting reasonably, or the Mortgagee requires from time to time, and shall contain a severability of interests clause and a cross-liability clause;

                  (iv) if appropriate, broad form comprehensive boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount not less than the full replacement cost of all Leasehold Improvements and of all boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Tenant or by others (other than the Landlord) on behalf of the Tenant in or serving the Leased Premises;

                  (v) any other form of insurance which the Landlord or any Mortgagee, acting reasonably, requires from time to time in form, in amounts and for risks against which a prudent tenant would insure.

         (b)      All policies shall:

                  (i) be taken out with insurers acceptable to the Landlord (AND THE LANDLORD ACKNOWLEDGES THAT CHUBB SECURITY SYSTEMS, A DIVISION OF CSG SECURITY INC. IS ACCEPTABLE);

                  (ii) be in a form satisfactory from time to time to the Landlord which form may include a reasonable deductible, the amount of which will be subject to the Landlord's approval, which approval may not be unreasonably withheld;

                  (iii) be non-contributing with and shall apply only as primary and not as excess to any other insurance available to the Landlord or any Mortgagee;

                  (iv) not be invalidated as respects the interests of the Landlord and of any Mortgagee by reason of any breach or violation of any warranties, representations or conditions contained in the policies;

                  (v) contain an undertaking by the insurers to notify the Landlord and every Mortgagee in writing not less than thirty (30) days prior to any material change, cancellation or termination thereof; and

                  (vi) name the Landlord, its property manager/agent; the owners and anyone else with an interest in the Complex and each Mortgagee as insured parties and, in respect of property damage insurance, incorporate the Mortgagee's standard mortgage clause.

         (c)      Certificates of insurance on the Landlord's standard form
                  o o o (OR CERTIFIED COPIES OF EACH Such INSURANCE POLICY, if required by the Landlord o o o AS A RESULT OF AN INSURANCE CLAIM AND UPON WRITTEN NOTICE TO THE TENANT), TO be delivered to the Landlord as soon as practicable after the placing of the required insurance and in any event at least ten (10) days prior to the effective date of coverage.

                  Provided that no review or approval of any such insurance certificate by the Landlord shall derogate from or diminish the Landlord's rights or the Tenant's obligations contained in this Article.

         (d) If the Tenant fails to take out or keep in force any insurance referred to in this Section 7.01, or should any such insurance not be approved by either the Landlord or the Mortgagee and should the Tenant not commence to diligently rectify (and thereafter proceed to diligently rectify) the situation within twenty-four (24) hours after written notice by the Landlord to the Tenant (stating, if the Landlord or the Mortgagee does not approve of such insurance, the reasons therefor), the Landlord has the right without assuming any obligation in connection therewith to effect such insurance at the sole cost of the Tenant and all outlays by the Landlord shall be paid by the Tenant to the Landlord on demand as Additional Rent without prejudice to any other rights and remedies of the Landlord under this Lease.

         (e) The Tenant agrees that in the event of damage or destruction to the Leasehold Improvements in the Leased Premises covered by insurance pursuant to Section 7.01(a)(i), the Tenant shall use the proceeds of such insurance for the purpose of repairing or restoring such Leasehold Improvements. In the event of damage to or destruction of the Complex or the Building entitling the Landlord to terminate the Lease pursuant to Section 9.01(b) or 9.02, then if the Leased Premises have also been damaged or destroyed and the Lease is terminated, the Tenant shall forthwith pay to the Landlord all of its insurance proceeds relating to the Leasehold Improvements in the Leased Premises and if the Leased Premises have not been damaged or destroyed, the Tenant shall upon demand deliver to the Landlord in accordance with the provisions of this Lease the Leasehold Improvements and the Leased Premises.

SECTION 7.02 - INCREASE IN INSURANCE PREMIUMS

                  The Tenant shall not keep, use, sell or offer to sell in or upon the Leased Premises any article which may be prohibited by any fire insurance policy in force from time to time covering the Leased Premises, the Building or the Complex. If:

         (a)      the occupation of the Leased Premises;

         (b)      the conduct of business in the Leased Premises; or

         (c) any act or omission of the Tenant in the Complex or any part thereof;

causes or results in any increase in premiums for the insurance carried from time to time by the Landlord with respect to the Complex, the Tenant shall pay any such increase in premiums as Additional Rent forthwith o o o WITHIN FIVE (5) DAYS OF RECEIPT OF THE INVOICE. In determining whether increased premiums are caused by or result from the use or occupancy of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Complex showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. The Tenant shall comply promptly with all requirements of any insurer or insurance advisory bureau now or hereafter in effect pertaining to or affecting the Leased Premises, the Building or the Complex.

SECTION 7.03 - CANCELLATION OF INSURANCE

                  If any insurance policy upon the Complex or any part thereof shall be cancelled or shall be threatened by the insurer to be cancelled or the coverage thereunder reduced in any way by the insurer by reason of the use or occupation of the Leased Premises or any part thereof by the Tenant or by any assigns or sub-tenant of the Tenant, or by anyone permitted by the Tenant to be upon the Leased Premises, the Tenant shall remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within twenty-four (24) hours after notification by the insurers or Notice thereof by the Landlord whichever is the earlier.

SECTION 7.04 - LOSS OR DAMAGE

                  The Landlord, its agents, officers, employees, contractors and others for whom the Landlord is legally responsible shall not be liable for any death or injury arising from or out of any occurrence in, upon, at or relating to the Complex, or damage to property of the Tenant or of others located on the Leased Premises or elsewhere in the Complex, nor shall it or they be responsible for any loss of or damage to any property of the Tenant or others from any cause whatsoever, except for any such death, injury, loss or damage which results from the negligence of the Landlord, its agents, officers, employees, contractors and others for whom the Landlord is legally responsible and provided that in no event shall the Landlord, its agents, officers, employees, contractors and others for whom the Landlord is legally responsible be responsible for any loss, injury or damage contemplated by Section 7.07(b), or for any indirect or consequential damages sustained by the Tenant or others. Without limiting the generality of the foregoing, but subject to the exceptions to the limitation of the liability of the Landlord set out herein, the Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, dampness, falling plaster, falling ceiling tile, falling ceiling fixtures (including part or all of the ceiling T grid system) and diffuser coverings, or from steam, gas, electricity, water, rain, flood, snow or leaks from any rentable premises or the Parking Garage or from the pipes, sprinklers, appliances, plumbing works, roof, windows or subsurface of any floor or ceiling of the Complex or from the street or any other place or by any other cause whatsoever. The Landlord shall not be liable for any such damage caused by other tenants or persons in the Complex or by occupants of adjacent property thereto, or the public, or caused by construction or by any private, public or quasi-public work. All property of the Tenant kept or stored on the Leased Premises or elsewhere in the Complex shall be so kept or stored at the risk of the Tenant only and the Tenant shall indemnify the Landlord and save it harmless from any claims arising out of any damage to the same including, without limitation, any subrogation claims by the Tenant's insurers.

SECTION 7.05 - LANDLORD'S INSURANCE

                  The Landlord shall at all times throughout the Term carry:

         (a) insurance on the Building (excluding the foundations and excavations) and the machinery, boilers and equipment contained therein or servicing the Building and owned by the Landlord or the owners of the Complex (specifically excluding any property with respect to which the Tenant and other tenants are obliged to insure pursuant to Section 7.01 or similar sections of their respective leases) against damage by fire and extended perils or all-risks coverage;

         (b) public liability and property damage insurance with respect to the Landlord's operations in the Complex;

         (c) loss of rental income insurance, or loss of insurable gross profits commonly insured against by prudent landlords, including loss of all rentals receivable from tenants in the Complex in accordance with the provisions of their leases, including basic and additional rentals; and

         (d) such other form or forms of insurance as the Landlord or the Mortgagee reasonably considers advisable.

                  Such insurance shall be in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of a reasonably similar commercial office building, having regard to size, age and location. Notwithstanding the Landlord's covenant contained in this Section 7.05, and notwithstanding any contribution by the Tenant to the cost of insurance premiums provided herein, the Tenant acknowledges and agrees that no insurable interest is conferred upon the Tenant under any policies of insurance carried by the Landlord, and the Tenant has no right to receive any proceeds of any such insurance policies carried by the Landlord. THE LANDLORD SHALL OBTAIN FROM ITS INSURER A WAIVER OF SUBROGATION RIGHTS IN FAVOUR OF THE TENANT AND THOSE FOR WHOM IT IS RESPONSIBLE AT LAW.

SECTION 7.06 - INDEMNIFICATION OF THE LANDLORD

                  Except as provided in Section 7.07(a) but notwithstanding any other provision of this Lease, the Tenant shall indemnify the Landlord and save it harmless from and against any loss (including loss of Basic Rent and Additional Rent), claims, actions, damages, liability and expenses in connection with loss of life, personal injury, damage to property or any other loss or injury whatsoever arising out of this Lease, or any occurrence in, upon or at the Leased Premises, or the occupancy or use by the Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant or by anyone permitted to be on the Leased Premises by the Tenant. If the Landlord shall, without fault on its part, be made a party of any litigation commenced by or against the Tenant, then the Tenant shall protect, indemnify and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with such litigation. The Tenant shall also pay all costs, expenses and legal fees that may be incurred or paid by the Landlord in reasonably enforcing the terms, covenants and conditions in this Lease unless a court of law having jurisdiction shall decide otherwise. THE LANDLORD ACKNOWLEDGES AND AGREES THAT THE TENANT SHALL NOT BE RESPONSIBLE TO INDEMNIFY THE LANDLORD FOR INJURY OR DAMAGE RESULTING FROM THE WILFUL MISCONDUCT OF THE LANDLORD AND THOSE FOR WHOM IT IS RESPONSIBLE AT LAW.

SECTION 7.07 - LIMITATIONS OF LIABILITY

         (a) The Tenant shall not be liable to the Landlord in respect of any loss, injury or damage insured (OR REQUIRED TO BE INSURED) by the Landlord under Sections 7.05(a) and (c) (EXCEPT TO THE EXTENT OF ANY COMMERCIALLY REASONABLE DEDUCTIBLE AMOUNT) to the extent of any recovery by the Landlord under such insurance; and

         (b) The Landlord shall not be liable to the Tenant in respect of any loss, injury or damage to property insured or required to be insured by the Tenant under Sections 7.01(a)(i), (ii) and
                  (iv).

               ARTICLE VIII - MAINTENANCE, REPAIRS AND ALTERATIONS

SECTION 8.01 - MAINTENANCE AND REPAIRS BY THE TENANT

         (a) Subject to Sections 9.01 and 9.02, the Tenant shall at all times at its sole cost, keep and maintain the Leased Premises, exclusive of Common Use Equipment, in good order, first class condition and repair (which shall include, without limitation, periodic painting and decoration and preventative maintenance), o o o IN ACCORDANCE WITH ITS OBLIGATIONS HEREUNDER.

         (b) The Tenant shall examine the Leased Premises before taking possession thereof and unless the Tenant furnishes the Landlord with a Notice specifying any defect in the construction of the Leased Premises within ooo TWENTY (20) days after such taking of possession, the Tenant shall conclusively be deemed to have examined the Leased Premises, to have agreed that they are in order, and such taking of possession without the giving of such Notice as aforesaid within such ooo TWENTY (20) day period is conclusive evidence against the Tenant that at the time thereof the Leased Premises were in good order and satisfactory condition, subject to latent defects, if any. The Tenant agrees that there is no promise, representation or undertaking by or binding upon the Landlord with respect to the use of the Leased Premises or any alteration, remodelling or redecorating of or installation of equipment or fixtures in the Leased Premises, except such, if any, as are expressly set forth in this Lease or the Agreement to Lease.

SECTION 8.02 - LANDLORD'S APPROVAL OF THE TENANT'S REPAIRS

         (a) o o o DURING the Term of this Lease or any renewal or extension hereof, the Tenant shall not make any repairs, replacements, Leasehold Improvements or install trade fixtures in any part of the Leased Premises without first obtaining the Landlord's written approval, such approval not to be unreasonably withheld, and in connection therewith the Tenant shall, prior to commencing any such work, submit to the
                  Landlord:

                  (i) for its prior approval details of the proposed work, including drawings and specifications prepared by qualified architects or engineers and conforming to good engineering practice;

                  (ii) such indemnification against liens, costs, damages and expenses (including Landlord's costs and expenses incurred, or which may be incurred, in reviewing the proposed work and supervising its completion) and such insurance coverages as the Landlord requires; and

                  (iii) evidence satisfactory to the Landlord that the Tenant has obtained at its expense all necessary consents, permits, licences and inspections from all governmental and regulatory authorities having jurisdiction.

         (b) All such repairs, replacements, Leasehold Improvements or trade fixtures made or installed by the Tenant in the Leased Premises and approved by the Landlord shall be performed:

                  (i) with first class materials owned by the Tenant at the sole cost of the Tenant;

                  (ii) by competent workmen whose labour union affiliations are compatible with others employed by the Landlord and its contractors;

                  (iii)    in a good and workmanlike manner;

                  (iv) in accordance with the drawings and specifications approved by the Landlord; and

                  (v) subject to the reasonable regulations, supervision, controls and inspection of the Landlord.

         (c) If any such repairs, replacements, Leasehold Improvements or trade fixtures would affect the structure of the Building, or any of the electrical, mechanical or other base building systems or their warranties, such work shall, at the option of the Landlord, be performed by the Landlord as an Additional Service. If such would affect such warranties, the Landlord may reasonably refuse to allow such work to be done. Upon completion thereof, and thereafter to the extent requiring ongoing maintenance, repair or replacement, the Tenant shall pay to the Landlord the Additional Service Cost in respect thereof.

         (d) Upon being invoiced therefor the Tenant shall pay to the Landlord, as Additional Rent, a fee equal to the sum of One Dollar ($l.00) per square foot of Rentable Area of the Leased Premises at the Commencement Date, such fee to cover the reasonable costs and fees of the Landlord, direct and indirect, for its services in monitoring the Tenant's construction and installation of Leasehold Improvements pursuant to the Agreement to Lease prior to or at the Commencement Date, which costs shall include the costs of review and approval of plans and specifications by the Landlord's in-house staff (but not the Landlord's out-of-pocket architects' and engineers' fees if such are required), the costs of hoisting during Business Hours, the cost of garbage removal from the Complex loading dock, and the cost of the Utilities consumed in connection therewith (collectively, the "Included Costs"). In respect of repairs, alterations or replacements of or to the Leased Premises thereafter during the Term, the Tenant shall pay to the Landlord, as Additional Rent, a fee equal to five percent (5%) of the cost of such work, such fee to cover the reasonable costs and fees of the Landlord, direct and indirect, for its services in monitoring the Tenant's construction and installation or the conduct thereof, as the case may be (which fee shall cover the Included Costs). ooo NOTWITHSTANDING THE FOREGOING, THE AFORESAID FIVE PERCENT (5%) FEE SHALL NOT APPLY TO ANY SUCH WORK CONDUCTED BY THE TENANT WHICH DOES NOT REQUIRE THE LANDLORD'S APPROVAL IN ACCORDANCE WITH THE TERMS OF THIS LEASE OR WHICH RELATES TO COSMETIC WORK TO THE LEASED PREMISES. IN ADDITION TO THE FOREGOING, any cost or expense of the Landlord in providing hoisting services after Business Hours, garbage removal to the Complex loading dock and, if the Landlord's architects and engineers responsible for the Complex are not retained by the Tenant to complete any improvements in the Leased Premises affecting the structure of the Complex or any of the electrical, mechanical or other base building systems or their warranties, any cost or expense of the Landlord's architects and engineers in respect of approval of plans, and supervision and/or inspection of such work, will each be payable by the Tenant as Additional Rent upon being invoiced by the Landlord.

SECTION 8.03 - MAINTENANCE AND REPAIRS BY THE LANDLORD

         (a) Subject to the payment of Rent, the Landlord agrees with the Tenant to keep in a good and reasonable state of repair, and consistent with the general standards of comparable FIRST CLASS office buildings of comparable age in the immediate area of the Complex, but subject to Sections 9.01 and 9.02, and with the exception of reasonable wear and tear:

                  (i) those portions of the Office Section consisting of the courts, concourses, lobbies, landscaped areas, entrances and other facilities from time to time provided for common use and enjoyment, and the exterior portions of all buildings and structures from time to time forming part of the Office Section and affecting its general appearance;

                  (ii) the Building (other than the Leased Premises and premises of other tenants) including the foundation, roof, exterior walls, the Common Use Equipment, the elevators, escalators, entrances, stairways, corridors and lobbies and washrooms from time to time provided for use in common by the Tenant and other tenants of the Buildings; and

                  (iii)    the structural members or elements of the Leased
                           Premises.

         (b) Subject to Sections 9.01 and 9.02, the Landlord agrees with the Tenant to repair Insured Damage.

         (c) The Tenant acknowledges and agrees that the Landlord is not liable for any damages, costs or expenses direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of the Tenant or the Tenant's servants, clerks, employees, invitees or other persons by reason of failure of any equipment, facilities or systems servicing the Building or of reasonable delays in the performance of any repairs, replacements and maintenance for which the Landlord is responsible pursuant to this Lease and no such delay shall entitle the Tenant to any compensation or abatement whatsoever.

         (d) If the Tenant refuses or neglects to carry out any repairs properly required to be carried out by it under this Lease and to the reasonable satisfaction of the Landlord, the Landlord may, but shall not be obliged to, make such repairs without being liable for any loss or damage that may result to the Tenant's merchandise, fixtures or other property or to the Tenant's business by reason thereof and upon completion thereof, the Tenant shall pay to the Landlord the Additional Service Cost in respect thereof.

SECTION 8.04 - SURRENDER OF THE LEASED PREMISES

                  At the expiration of the Term or earlier termination of this Lease, the Tenant shall peaceably surrender and yield up the Leased Premises to the Landlord in as good condition and repair as the Tenant is required to maintain the Leased Premises throughout the Term, REASONABLE WEAR AND TEAR EXCEPTED, and the Tenant shall surrender all keys and pass cards for the Leased Premises or the Complex to the Landlord at the place then fixed for the payment of rent and shall inform the Landlord of all combinations of locks, safes and vaults, if any, in the Leased Premises. The Tenant shall, however, remove all of its trade fixtures and any o o o special installations if requested by the Landlord as provided in Section 8.08 hereof before surrendering the Leased Premises as aforesaid. The Tenant's obligations under this covenant shall survive the expiration of the Term or earlier termination of this Lease.

SECTION 8.05 - REPAIR WHERE THE TENANT IS AT FAULT

                  Save for the limitation of liability contained in Section 7.07(a) but notwithstanding any other provision of this Lease, if the Complex or any part thereof, or any equipment, machinery, facilities or improvements contained therein or made thereto, or the roof or outside walls of the Complex or any other structural portions thereof require repair or replacement or become damaged or destroyed by reason of any act, omission to act, neglect or default of the Tenant or those for whom the Tenant is in law responsible or through any of them in any way stopping up or damaging the climate control, heating apparatus, water pipes, drainage pipes or other equipment or facilities or parts of the Complex or the Building, the cost of the resulting repairs, replacements or alterations shall be an Additional Service Cost to the Tenant.

SECTION 8.06 - TENANT NOT TO OVERLOAD FACILITIES

                  The Tenant shall not install any equipment which will exceed or overload the capacity of any utility, electrical or mechanical facilities in the Leased Premises, and the Tenant will not bring into the Leased Premises or install any utility, electrical or mechanical facility or service which the Landlord does not approve. The Tenant agrees that if any changes proposed or use by the Tenant requires additional utility, electrical or mechanical facilities, the Landlord may, in its sole discretion, if they are available, elect to install them in accordance with plans and specifications to be approved in advance in writing by the Landlord and the cost thereof shall be an Additional Service Cost to the Tenant.

SECTION 8.07 - TENANT NOT TO OVERLOAD FLOORS

                  The Tenant shall not bring upon the Complex or the Leased Premises or any part thereof any machinery, equipment, article or thing that by reason of its weight, size or use might in the opinion of the Landlord damage the Complex or the Leased Premises and shall not at any time overload the floors of the Leased Premises.

SECTION 8.08 - REMOVAL AND RESTORATION BY TENANT

         (a) All Leasehold Improvements shall immediately become the property of the Landlord upon affixation or installation without compensation therefor to the Tenant, but the Landlord is under no obligation to repair, maintain or insure any Leasehold Improvements. Leasehold Improvements and trade fixtures shall not be removed from the Leased Premises either during or at the expiration or earlier termination of the Term except that:

                  (i) the Tenant may during the Term in the usual or normal course of its business and without the prior written consent of the Landlord remove its trade fixtures, provided that such trade fixtures have become excess for the Tenant's purposes or the Tenant is substituting new and similar trade fixtures therefor, and provided that the Tenant is not in default under this Lease; and

                  (ii) the Tenant shall, immediately prior to the expiration of the Term and at its own cost, remove all trade fixtures and repair any damage to the Leased Premises caused by their installation and removal, failing which such may be completed and repaired by the Landlord as an Additional Service to the Tenant. NOTWITHSTANDING THE FOREGOING, THE LANDLORD ACKNOWLEDGES AND AGREES THAT THE TENANT SHALL HAVE NO OBLIGATION TO RESTORE THE LEASED PREMISES BACK TO BASE BUILDING CONDITION.

         (b) If the Tenant does not remove its trade fixtures at the expiration or earlier termination of the Term, the trade fixtures shall, at the option of the Landlord, become the property of the Landlord and, as an Additional Service to the Tenant, may be removed from the Leased Premises and sold or disposed of by the Landlord in such manner as it deems advisable.

                  All property of the Tenant or of any person or entity claiming through or under the Tenant remaining on the Leased Premises after the termination of the tenancy shall be deemed to have been abandoned by the Tenant in favour of the Landlord and may be disposed of by the Landlord at its discretion without prejudice to the rights of the Landlord to claim damages from the Tenant for failure to remove the same.

SECTION 8.09 - NOTICE BY THE TENANT

                  The Tenant shall when it becomes aware of same notify the Landlord by Notice of any damage to or deficiency or defect in any part of the Complex, including the Leased Premises, any equipment or utility systems or any installations located therein notwithstanding the fact that the Landlord may have no obligations with respect to same.

SECTION 8.10 - TENANT TO DISCHARGE ALL LIENS

                  The Tenant shall at all times during the period that the Tenant is engaged in the construction or installation of its improvements or has been given possession of the Leased Premises and throughout the Term promptly pay all its architects, engineers, contractors, material men, suppliers and workmen and all charges incurred by or on behalf of the Tenant for any work, materials or services which may be done, supplied or performed at any time in respect of the Leased Premises and the Tenant shall do any and all things necessary so as to ensure that no lien is registered against the Complex or any part thereof or against the Landlord's interest in the Leased Premises (including, without limitation, obtaining a waiver of lien from its contractors and subcontractors) o o o IN RESPECT of WORK DONE BY OR ON BEHALF OF THE TENANT AND IF ANY SUCH lien is made, filed or registered, the Tenant shall discharge it or cause it to be discharged forthwith at the Tenant's expense.

                  If the Tenant fails to discharge or cause any such lien to be discharged as aforesaid, then in addition to any other right or remedy of the Landlord, the Landlord may but it shall not be obligated to discharge the same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount so paid by the Landlord and all costs and expenses, including reasonable legal fees (on a solicitor and his client basis) incurred as a result of the registration of any such lien shall be immediately due and payable by the Tenant to the Landlord as Additional Rent on demand.

SECTION 8.11 - SIGNS AND ADVERTISING

                  The Landlord will prescribe a uniform pattern of identification signs for tenants (such signs for the Tenant to be installed by the Landlord at the Tenant's expense as an Additional Service) and other than such identification signs, the Tenant shall not paint, affix or display any sign, picture, advertisement, notice, lettering or decoration on any part of the Complex or the Leased Premises for exterior view without the prior written consent of the Landlord which consent may be unreasonably withheld. Any such signs shall remain the property of the Tenant and shall be maintained at the Tenant's sole cost and expense. At the expiration of the Term or earlier termination of this Lease, the Tenant shall remove any such sign, picture, advertisement, notice, lettering or decoration from the Leased Premises at the Tenant's expense and shall promptly repair all damage caused by any such installation and removal failing which such may be performed by the Landlord as an Additional Service to the Tenant. The Tenant's obligation to observe and perform this covenant shall survive the expiration of the Term or earlier termination of this Lease. The Landlord, at its expense, shall install building standard signage beside the entrance doors to the Leased Premises, in the common area o o o on the third (3rd) and fourth (4th) floors of the Building and in the ground floor lobby directory of the Building. The Landlord shall design the style of such directory board and shall in its own discretion determine the location of the same.

                       ARTICLE IX - DAMAGE AND DESTRUCTION

SECTION 9.01 - DESTRUCTION OF THE LEASED PREMISES

         (a) If the Leased Premises are at any time destroyed or damaged (including, without limitation, smoke and water damage) as a result of fire, the elements, accident or other casualty required to be insured against by the Landlord pursuant to
                  Section 7.05 hereof or otherwise insured against by the Landlord, and if as a result of such occurrence:

                  (i) the Leased Premises are rendered untenantable only in part, this Lease shall continue in full force and effect and the Landlord shall, subject to Sections 9.01(b) and 9.02(a) hereof, commence diligently to reconstruct, rebuild or repair the Leased Premises to the extent only of its obligations under Section 8.03, and if the damage is such that the portion of the Leased Premises rendered untenantable is not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of time in excess of ten (10) days, Rent shall abate proportionately to the portion of the Leased Premises rendered untenantable from and after such ten (10) day period and until the Landlord's repairs have been completed;

                  (ii) the Leased Premises are rendered wholly untenantable for a period in excess of ten (10) days, this Lease shall continue in full force and effect and the Landlord shall, subject to Sections 9.01(b) and 9.02(a) hereof, commence diligently to reconstruct, rebuild or repair the Leased Premises to the extent only of its obligations under Section 8.03 and Rent shall abate entirely from and after such ten (10) day period and until the Landlord's repairs have been completed;

                  (iii) the Leased Premises are not rendered untenantable in whole or in part, this Lease shall continue in full force and effect, the Rent and other amounts payable by the Tenant shall not terminate, be reduced or abate and the Landlord shall, subject to Sections 9.01(b) and 9.02(a) hereof, commence diligently to reconstruct, rebuild or repair the Leased Premises to the extent only of its obligations under Section 8.03.

         (b) Notwithstanding anything contained in Section 9.01(a), if the Leased Premises are damaged or destroyed by any cause whatsoever, and if, in the opinion of the Landlord reasonably arrived at, the Leased Premises cannot be reconstructed, rebuilt or repaired and made fit for the purposes of the Tenant within one hundred and eighty (180) days of the happening of the damage or destruction, or if the damage or destruction occurs in the last twenty-four (24) months of the Term (or any exercised renewal or extension thereof), the Landlord, instead of reconstructing, rebuilding or repairing the Leased Premises in accordance with Section 9.01(a), may at its option (AND WITHOUT DISCRIMINATION IN RESPECT OF OTHER TENANTS IN THE COMPLEX WITH RESPECT TO DAMAGE OR DESTRUCTION TO THE COMPLEX) OR THE TENANT MAY, AT ITS OPTION, elect to terminate this Lease by giving to theooo OTHER, Notice of termination within forty-five (45) days after such damage or destruction, and thereupon Rent and other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage or destruction, and the Tenant shall immediately deliver up vacant possession of the Leased Premises to the Landlord in accordance with the terms of this Lease.

         (c) Upon the Tenant being given Notice by the Landlord that the Landlord's reconstruction, rebuilding or repairs have been substantially completed, the Tenant shall forthwith complete all repairs to the Leased Premises which are the Tenant's responsibility under Section 8.01 and all other work required to fully restore the Leased Premises for business in every case at the Tenant's cost and without any contribution to such cost by the Landlord, whether or not the Landlord has at any time made any contribution to the cost of supply, installation or construction of Leasehold Improvements in the Leased Premises. The Tenant shall diligently complete the Tenant's repairs and if the Leased Premises have been closed for business, commence carrying on business within sixty (60) days after notice that the Landlord's reconstruction, rebuilding or repairs have been substantially completed.

         (d) Nothing in this Section 9.01 requires the Landlord to rebuild the Leased Premises in the condition and state that existed before any such occurrence, provided that the Leased Premises as rebuilt will have reasonably similar facilities and services to those in the Leased Premises prior to the damage or destruction having regard, however, to the age of the Complex at such time.

SECTION 9.02 - DESTRUCTION OF THE COMPLEX

         (a) Notwithstanding anything contained in this Lease and specifically notwithstanding the provisions of Section 9.01 hereof, if:

                  (i) thirty-five per cent (35%) or more of the area of the Building or the Complex; or

                  (ii) fifty per cent (50%) or more of either the Rentable Area of the Building or the Total Office Section Rentable Area;

                  is damaged or destroyed by any cause whatsoever (irrespective of whether the Leased Premises are damaged or destroyed) and if, in the opinion of the Landlord reasonably arrived at (AND WITHOUT DISCRIMINATION O O O IN RESPECT OF OTHER TENANTS IN THE COMPLEX WITH RESPECT TO DAMAGE OR DESTRUCTION TO THE COMPLEX) , either (A) such area of the Building or the Complex or the Total Office Section Rentable Area, as the case may be, so damaged or destroyed cannot be rebuilt or made fit for the purposes of such space within one hundred and eighty (180) days of the happening of the damage or destruction or (b) the estimated cost of repairing, restoring or rebuilding it shall exceed by one million dollars or more the proceeds of insurance available to the Landlord for the purpose; then and so often as any of such events occur, the Landlord may, at its option (to be exercised by Notice to the Tenant within sixty
                  (60) days following any such occurrence), elect to terminate this Lease. In the case of such election, the Term and the tenancy hereby created shall expire upon the sixtieth (60th) day after such notice is given, without indemnity or penalty payable by, or any other recourse against the Landlord, and the Tenant shall, within such sixty (60) day period, vacate the Leased Premises and surrender them to the Landlord, with the Landlord having the right to re-enter and repossess the Leased Premises discharged of this Lease and to expel all persons and remove all property therefrom. Rent shall be due and payable without deduction or abatement subsequent to the destruction or damage and until the date of termination, unless the Leased Premises shall have been destroyed or damaged as well, in which event Section 9.01 shall apply.

         (b) If all or any part of the Complex is at any time destroyed or damaged as set out in Section 9.02(a), and the Landlord does not elect to terminate this Lease in accordance with the rights hereinbefore granted, the Landlord shall, following such destruction or damage, commence diligently to reconstruct, rebuild or repair, if necessary, that part of the Office Section, the Complex or the Building which was damaged or destroyed, but only to the extent of the Landlord's responsibilities pursuant to the terms of the various leases for the premises in the Complex and the Building, as the case may be, and exclusive of any tenant's responsibilities set out therein. If the Landlord elects to repair, reconstruct or rebuild the Office Section, the Complex and the Building, as the case may be, or any part thereof, the Landlord may repair, reconstruct or rebuild according to plans and specifications and working drawings other than those used in the original construction of the Complex and the Building, as the case may be, or any part thereof.


                          ARTICLE X - TRANSFER AND SALE

SECTION 10.01 - ASSIGNING AND SUBLETTING

                  The Tenant will not enter into, consent to or permit a Transfer without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld or delayed, but shall be subject to the Landlord's rights under Section 10.02. Notwithstanding any statutory provision to the contrary, it shall not be considered unreasonable for the Landlord to withhold its consent if, without limiting any other factors or circumstances which the Landlord may reasonably take into account:

         (a)      the Tenant is then in default under this Lease;

         (b) the proposed Transfer would be or could result in violation or breach of any covenants or restrictions granted by the Landlord to its Mortgagee, other tenants or occupants or prospective tenants or occupants in the Complex;

         (c) in the Landlord's reasonable opinion the financial background, business history and capability of the proposed transferee is NOT satisfactory;

         (d) the Landlord will have o o O AT THE TIME OF SUCH REQUest other premises in the Complex which might be suitable for the needs of the proposed person or entity to whom the Transfer is being made;

         (e) the proposed person or entity to whom the Transfer is being made is an existing tenant in the Complex;

         (f) such Transfer provides for Rent which is less than o o o PREVAILING MARKET RENTAL RATES IN THE BUILDING FOR A SIMILAR AMOUNT OF SPACE AND SIMILAR TERM in respect of the Rentable Area of the Leased Premises included in the proposed Transfer (SAVE AND EXCEPT THAT THE FOREGOING SHALL NOT APPLY IF THE OFFICE SECTION IS AT LEAST 95% OCCUPIED); or

         (g) the use of the Leased Premises by the proposed transferee, in the Landlord's reasonable opinion, could result in excessive use of the elevators or other Common Facilities of the Complex, be inconsistent with the image and standards of the Complex, or expose the occupants of the Complex to risk of harm, damage or interference with their use and enjoyment thereof.

                  The consent by the Landlord to any Transfer, if granted, shall not constitute a waiver of the necessity for such consent to any subsequent Transfer, whether by the Tenant or any assignee or sublessee of the Tenant. This prohibition against a Transfer is construed so as to include a prohibition against any Transfer by operation of law and no Transfer shall take place or be deemed to have been consented to or approved by reason of a failure by the Landlord to give notice to the Tenant within o o o FIFTEEN (15) days as required by Section 10.02. Notwithstanding any Transfer (whether or not permitted or consented to by the Landlord), the Tenant and the Indemnifier (if any) shall remain liable under this Lease and shall not be released from performing any of their obligations hereunder.

                  NOTWITHSTANDING THE FOREGOING, PROVIDED THAT THE TENANT IS DALEEN CANADA CORPORATION AND IS NOT IN DEFAULT UNDER THIS LEASE, THE TENANT SHALL BE PERMITTED TO SUBLET ALL OR PART OF THE LEASED PREMISES OR ASSIGN THIS LEASE TO A HOLDING BODY CORPORATE, AFFILIATED BODY CORPORATE OR SUBSIDIARY BODY CORPORATE OF THE TENANT (AS SUCH TERMS ARE DEFINED IN THE BUSINESS CORPORATIONS ACT (ONTARIO) R.S.O. 1990, C.B.16 AS OF THE DATE OF THIS LEASE) OR A PURCHASER OF SUBSTANTIALLY ALL OF THE TENANT'S ASSETS (COLLECTIVELY, THE "PERMITTED TRANSFEREE") WITHOUT THE PRIOR CONSENT OF THE LANDLORD, PROVIDED THAT THE PERMITTED TRANSFEREE HAS O O O NET ASSETS AT THE TIME OF THE TRANSFER WITH AN AGGREGATE VALUE AT LEAST EQUAL TO THOSE OF THE TENANT AS OF THE DATE OF THIS LEASE, AND PROVIDED THAT THE TENANT SHALL GIVE PRIOR WRITTEN NOTICE OF SUCH SUBLEASE OR ASSIGNMENT TO THE LANDLORD ALONG WITH SUFFICIENT FINANCIAL EVIDENCE OF THE NET ASSETS, IN THE LANDLORD'S OPINION, ACTING REASONABLY, O O O OF THE PERMITTED TRANSFEREE.

SECTION 10.02 - LANDLORD'S RIGHT TO TERMINATE

                  For the purposes of this Section 10.02, "Tenant" means the Tenant and any subtenant, assignee, or licensee or other transferee of all or any part of the Leased Premises or the Tenant's interest in this Lease.

                  The Tenant shall not effect a Transfer (SAVE AND EXCEPT TO A PERMITTED TRANSFEREE AS DEFINED IN SECTION 10.01 ABOVE) unless:

         (a) it shall have received or procured a bona fide written offer to effect a Transfer which is not inconsistent with, and the acceptance of which would not breach any provision of this Lease if this Section 10.02 is complied with and which the Tenant has accepted subject only to compliance with this
                  Section 10.02, and

         (b) it shall have first requested and obtained the consent in writing of the Landlord thereto.

                  Any request for such consent shall be in writing and accompanied by a true copy of such offer, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, reputation, ownership, financial standing and business of the proposed person or entity to whom the Transfer is being made. The Landlord shall within o o o FIFTEEN (15) days after having received such request and aLL such necessary information, notify the Tenant in writing either that:

                  (i) it consents or does not consent to the Transfer in accordance with the provisions of this Article X; or

                  (ii) it elects to terminate this Lease as to the whole or the part, as the case may, of the Leased Premises affected by the proposed Transfer.o o o

                  If the Landlord elects to terminate this Lease it shall stipulate in its Notice the date of termination of this Lease, which date shall be no less than thirty (30) days nor more than ninety (90) days following the giving of such Notice of termination. If the Landlord elects to terminate this Lease as aforesaid, the Tenant shall notify the Landlord in writing within five
(5) days thereafter of the Tenant's intention either to refrain from such Transfer or to accept the termination of this Lease or the part thereof in respect of which the Landlord has exercised its rights. If the Tenant fails to deliver such Notice within such period of five (5) days or notifies the Landlord that it accepts the Landlord's termination, this Lease will, as to the whole or the affected part of the Leased Premises, as the case may be, be terminated on the date of termination stipulated by the Landlord in its Notice. If the Tenant notifies the Landlord it intends to refrain from such Transfer, the Landlord's election to terminate this Lease as aforesaid shall become null and void in such instance.

SECTION 10.03 - CONDITIONS OF TRANSFER

         (a) If there is a permitted Transfer, the Landlord may collect rent from the transferee and apply the net amount collected to the Rent required to be paid pursuant to this Lease, but no acceptance by the Landlord of any payments by the transferee shall be deemed a waiver of the provisions of Article X hereof or the acceptance of the transferee as tenant or a release of the Tenant from the further performance by the Tenant of the covenants or obligations on the part of the Tenant herein contained. Any consent by the Landlord shall be subject to the Tenant executing and causing any such transferee to promptly execute, prior to the Transfer being made, an agreement directly with the Landlord agreeing:

                  (i) to be bound by all of the terms, covenants and conditions contained in this Lease as if such transferee had originally executed this Lease as tenant; and

                  (ii) to amend the Lease to incorporate such terms, covenants and conditions as are COMMERCIALLY REASONABLE AND necessary so that the Lease will be in accordance with the Landlord's standard form of lease in use at such time and so as to incorporate any conditions imposed by the Landlord in its consent or required by this Section 10.03.

         (b) . . . SAVE AND EXCEPT IN THE CASE OF A TRANSFER TO A PURCHASER OF SUBSTANTIALLY ALL OF THE TENANt'S ASSETS IN ACCORDANCE WITH
                  SECTION 10.01 ABOVE, NOTWITHSTANDING ANY Transfer permitted or consented to by the Landlord, the Tenant shall be jointly and severally liable with the transferee under this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease, UNLESS OTHERWISE AGREED TO IN WRITING.

         (c) . . . SAVE AND EXCEPT IN THE CASE OF A TRANSFER TO A PURCHASER OF SUBSTANTIALLY ALL OF THE TENANT'S ASSETS IN ACCORDANCE WITH
                  SECTION 10.01 ABOVE, THE Tenant agrees that if this Lease is ever disclaimed or terminated in a bankruptcy proceeding relating to a transferee, or if the Landlord terminates this Lease as a result of any act or default of any transferee, the Tenant shall, at the Landlord's option exercised by Notice to the Tenant, enter into a new lease of the Leased Premises on terms (insofar as they apply to the balance of the Term of this Lease - i.e. excluding any free rent periods or other inducements previously used or received by the Tenant) identical to this Lease for a term commencing on the date which the Landlord exercises its right to require the Tenant to enter into such new lease and expiring upon the date of expiry of this Lease; in such event, the Tenant will accept the Leased Premises in an "as is" condition.

         (d) . . . SAVE AND EXCEPT IN THE CASE OF A TRANSFER TO A PERMITTED TRANSFEREE AS DEFINED IN SECTION 10.01 ABOVE, THE Landlord's consent to any Transfer shall be subject to the condition that the Basic Rent payable by the transferee thereafter per square foot of Rentable Area of the Leased Premises included in the Transfer shall be the greatest of (i) the ooo PREVAILING MARKET RENTAL RATE IN THE BUILDING FOR A SIMILAR AMOUNT OF SPACE AND SIMILAR TERM AS PROPOSED IN THE TRANSFER (PROVIDED THAT THE AFORESAID CONDITION WITHIN SECTION 10.03(D)(I) SHALL NOT APPLY IF THE OFFICE SECTION IS AT LEAST 95% OCCUPIED),
                  (ii) an amount equal to the Landlord's posted rental rate for rentable premises in the Building similar to the Leased Premises at the time of the granting of the Landlord's consent multiplied by the Rentable Area of the Leased Premises (PROVIDED THAT THE AFORESAID CONDITION WITHIN SECTION 10.03(D)(II) SHALL NOT APPLY IF THE OFFICE SECTION IS AT LEAST 95% OCCUPIED)and (iii) the Basic Rent payable under the Transfer agreement.

         (e) Any document or consent evidencing any Transfer permitted by the Landlord or setting out any terms applicable to such Transfer or the rights and obligations of the Tenant or the transferee thereunder, shall be prepared by the Landlord or its solicitors, and all reasonable legal and other costs and disbursements with respect thereto shall be paid by the Tenant to the Landlord or its solicitors forthwith upon demand as Additional Rent, together with the Landlord's standard administrative fee payable to the Landlord, which at the date of this Lease is in the amount of One Thousand Dollars ($1,000.00).

         (f) If the proposed Transfer is in the nature of an assignment of this Lease, and if the Tenant receives from any proposed transferee, either directly or indirectly, any consideration for the assignment WHICH IS PROPERLY ATTRIBUTABLE TO THE LEASED PREMISES, THE LOCATION THEREOF OR THIS LEASE, the Tenant shall immediately pay such consideration to the Landlord who shall be entitled to retain such consideration for its own benefit absolutely as Additional Rent payable hereunder. If the proposed Transfer is in the nature of a sublease or other transaction not in the nature of an assignment any consideration received by the Tenant from the proposed transferee, whether directly or indirectly, for such Transfer (including any monthly payments) in excess of the Rent payable by the Tenant pursuant to this Lease, shall be paid forthwith by the Tenant to the Landlord who shall be entitled to retain such consideration for its own benefit absolutely, as Additional Rent payable hereunder. NOTWITHSTANDING THE FOREGOING, ANY CONSIDERATION RECEIVED BY THE TENANT FOR THE SELLING PRICE OF THE BUSINESS OPERATING FROM THE LEASED PREMISES OR THE GOODWILL OF THE TENANT PAID BY A TRANSFEREE, WHO IS PURCHASING SUBSTANTIALLY ALL OF THE ASSETS OF THE TENANT, WHICH AMOUNTS ARE PROPERLY ATTRIBUTABLE TO SAME IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES SHALL NOT BE REQUIRED TO BE PAID BY THE TENANT TO THE LANDLORD.

         (g) If the Tenant receives from any proposed transferee, either directly or indirectly, any consideration other than minimum rent or additional rent for such Transfer, either in the form of cash, goods or services, the Tenant shall forthwith pay to the Landlord an amount equivalent to such consideration. The Tenant and the proposed transferee shall execute any agreement required by the Landlord to give effect to the foregoing terms.

SECTION 10.04 - NO ADVERTISING OF THE LEASED PREMISES

                  The Tenant shall not print, publish, post, display or broadcast any notice or advertisement or otherwise advertise the whole or any part of the Leased Premises for the purpose of any Transfer and it shall not permit any broker or other person to do any of the foregoing, unless the complete text and format of any such notice or advertisement is first approved in writing by the Landlord. Without in any way restricting or limiting the Landlord's right to refuse any text or format on other grounds, any text or format proposed by the Tenant shall not contain any reference to the Rent nor to any proposed rent sought by the Tenant of and for the Leased Premises.

SECTION 10.05 - CORPORATE OWNERSHIP

                  If the Tenant is a corporation or partnership or if the Landlord has consented to a Transfer to a corporation or a partnership, any actual or proposed Change of Control in such corporation (other than that occurring as the result of trading in shares listed upon a recognized stock exchange o o o ) or partnership shall be deemed to be A Transfer and subject to all of the provisions of this Article X.

                  The Tenant shall make available to the Landlord, or its representatives, . . . THOSE of its corporaTE or partnership books and records, as the case may be, AS ARE NECESSARY for inspection at all reasonable times, to enable the Landlord to ascertain whether there has been any Change of Control of the Tenant from time to time. Similarly, any Indemnifier shall make the same information available to the Landlord in respect of its records and, if there shall be a Change of Control of the Indemnifier the Landlord may terminate this Lease upon notice to the Tenant unless it consents to such Change of Control.

                  For the purposes of this Section, "Change of Control" means the transfer or issue by sale, assignment, transmission on death, encumbrance, issuance from treasury, operation of law or otherwise, of any shares, voting rights or interest which would result in any change in the identity of the person or entity exercising, or who might exercise, effective control of the corporation or partnership and, in the case of a partnership, includes a change in any of its partners.

SECTION 10.06 - ASSIGNMENT BY THE LANDLORD

                  The Landlord, at any time and from time to time, may sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Complex, and at any time and from time to time may enter into any Mortgage of the whole or any part of its interest in the Complex. If the party acquiring such interest shall have agreed, so long as it holds such interest, to assume and to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall thereupon be released from all of its covenants and obligations under this Lease.

                       ARTICLE XI - ACCESS AND ALTERATIONS

SECTION 11.01 - RIGHT OF ENTRY

                  The Landlord and its agents have the right to enter the Leased Premises at all times DURING REGULAR BUSINESS HOURS, EXCEPT IN THE CASE OF EMERGENCY IN WHICH CASE THE LANDLORD MAY ENTER THE LEASED PREMISES AT ANY TIME, to examine the same and to make such repairs, alterations, changes, checks, adjustments, calibrations, improvements or additions to the Leased Premises or the Complex or any part thereof or systems therein or any adjacent to the Leased Premises. The Tenant shall not obstruct any pipes, conduits, ducts, mechanical shafts or electrical equipment so as to prevent reasonable access thereto.

SECTION 11.02 - RIGHT TO SHOW LEASED PREMISES

                  The Landlord and its agents have the right to enter the Leased Premises at all times during Business Hours to show them to prospective purchasers, lessees or Mortgagees and during the . . . NINE (9) months prior to tHE expiration of the Term, the Landlord may place upon the Leased Premises the usual "For Rent" notices which the Tenant shall permit to remain thereon without molestation or complaint.

SECTION 11.03 - ENTRY NOT FORFEITURE

                  No entry into the Leased Premises or anything done therein by the Landlord pursuant to a right granted by this Lease shall constitute a breach of any covenant for quiet enjoyment, or (except where expressed by the Landlord in writing) shall constitute a re-entry or forfeiture, or any actual or constructive eviction. The Tenant shall have no claim for injury, damages or loss suffered as a result of any such entry or thing done by the Landlord unless such injury, damage or loss is due to, as a result of or arising from the negligence of the Landlord or those for whom it is responsible in law. The Rent required to be paid pursuant to this Lease shall not abate or be reduced due to loss or interruption of business of the Tenant or otherwise while any repairs, alterations, changes, adjustments, improvements or additions permitted by this Lease are being made by the Landlord.

SECTION 11.04 - LANDLORD'S COVENANT FOR QUIET ENJOYMENT

                  The Landlord hereby agrees to perform or cause to be performed all of the obligations of the Landlord under this Lease, and further agrees that if the Tenant pays the Basic Rent and Additional Rent and continuously performs all its obligations under this Lease, the Tenant shall, subject to the terms and conditions of this Lease, peaceably possess and enjoy the Leased Premises throughout the Term without any interruption or disturbance from the Landlord or any other person or persons lawfully claiming by, through or under the Landlord.

SECTION 11.05 - TENANT ACCESS

                  SUBJECT TO THE LANDLORD'S SECURITY REQUIREMENTS AND EMERGENCIES, THE TENANT SHALL HAVE THE RIGHT TO ACCESS THE LEASED PREMISES DURING THE TERM FOR 24 HOURS PER DAY, 365 DAYS PER YEAR, SUBJECT TO THE TERMS OF THIS LEASE.

          ARTICLE XII - STATUS STATEMENT, ATTORNMENT AND SUBORDINATION

SECTION 12.01 - STATUS STATEMENT

                  Within ten (10) days after request by Notice therefor by the Landlord, the Tenant shall deliver, in a form supplied by the Landlord, a status statement or a certificate to the Landlord, or to any Mortgagee or to any proposed Mortgagee or purchaser, or as the Landlord may otherwise direct stating (if such is the case):

         (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and identifying the modification agreements);

         (b)      the Commencement Date;

         (c) the date to which Basic Rent and Additional Rent have been paid under this Lease and the particulars of any prepaid Rent and security deposit held by the Landlord;

         (d) whether there is any other existing or alleged default by either party under this Lease with respect to which a notice of default has been served and if there is any such default, specifying the nature and extent thereof;

         (e) whether there are any defences or counterclaims against enforcement of the obligations to be performed by the Tenant under this Lease;

         (f) with reasonable particularity, details respecting the Tenant's and any Indemnifier's financial standing and corporate organization; and

         (g) any other information that the Landlord or any Mortgagee or proposed Mortgagee may reasonably request.

SECTION 12.02 - GROUND LESSOR, SUBORDINATION . . . ,  ATTORNMENT AND
                NON-DISTURBANCE

                  It is a condition of this Lease and the Tenant's rights granted hereunder that this Lease and all of the rights hereunder are and shall at all times be subject and subordinate to any and all Mortgages from time to time in existence against the Lands. Upon request, the Tenant shall subordinate the Lease and all of its rights hereunder in such form as the Landlord reasonably requires to any and all Mortgages, and to all advances made or hereafter to be made upon the security thereof and, if requested, the Tenant shall attorn to the holder thereof. Any subordination will provide that the rights of the Tenant under this Lease shall not be interfered with so long as the Tenant is not in default hereunder. The form of such subordination shall be as required by the Landlord or any Mortgagee. NOTWITHSTANDING THE FOREGOING, THE TENANT SHALL NOT BE REQUIRED TO SUBORDINATE THE LEASE AND ALL OF ITS RIGHTS HEREUNDER TO ANY AND ALL FUTURE MORTGAGES (BEING REGISTERED ON TITLE TO THE COMPLEX SUBSEQUENT TO THE DATE OF THIS LEASE), AND TO ALL ADVANCES TO BE MADE THEREAFTER UPON THE SECURITY THEREOF AND, IF REQUESTED, TO ATTORN TO THE HOLDER THEREOF, UNLESS SUCH FUTURE MORTGAGEE EXECUTES A NON-DISTURBANCE AGREEMENT IN FAVOUR OF THE TENANT.

                  UPON EXECUTION OF THIS LEASE BY THE TENANT AND UPON THE TENANT'S WRITTEN REQUEST, THE LANDLORD SHALL USE REASONABLE EFFORTS TO OBTAIN IN FAVOUR OF THE TENANT, A NON-DISTURBANCE AGREEMENT FROM ANY MORTGAGEE REGISTERED ON TITLE TO THE COMPLEX AS AT THE DATE OF THIS LEASE.

SECTION 12.03 - ATTORNEY

                  The Tenant irrevocably constitutes the Landlord, its agent and attorney for the purpose of executing any agreement, certificate, attornment or subordination required by this Lease if the Tenant fails to execute and deliver such documents within ten (10) days after request by the Landlord.

SECTION 12.04 - FINANCIAL INFORMATION

                   INTENTIONALLY DELETED.

SECTION 12.05 - ACKNOWLEDGEMENT OF TITLE

                  The Tenant acknowledges that its interest under this Lease is subject to:

         (a) covenants, restrictions, easements, agreements and reservations of record, and any easements, licences, rights-of-way and cost sharing arrangements and agreements respecting the same hereafter made in connection with the provision of access or services to the Complex or otherwise in connection with the Common Facilities and which may affect the Landlord's title;

         (b) all laws, by-laws, ordinances, regulations and orders of the City of Toronto, Province of Ontario and Government of Canada, and of all statutory commissions, boards and bodies having jurisdiction over the Leased Premises;

         (c) the condition of the Landlord's title existing at the date hereof; and

         (d) municipal realty taxes, local improvement rates, duties, assessments, water and sewer rates and other impositions accrued or unaccrued.

                             ARTICLE XIII - DEFAULT

SECTION 13.01 - RIGHT TO RE-ENTER

                  If and whenever:

         (a) the Tenant fails to pay any Basic Rent or Additional Rent or other sums due hereunder on the day or dates appointed for the payment thereof (providing the Landlord first gives five (5) BUSINESS days' Notice to the Tenant of any such failure); or

         (b) the Tenant fails to observe or perform any other of the terms, covenants or conditions of this Lease to be observed or performed by the Tenant (other than the terms, covenants or conditions set out below in subparagraphs (c) to (l), inclusive, for which no Notice shall be required), provided the Landlord first gives the Tenant . . . FIFTEEN (15) Days (or such shorter period of time as is otherwise provided herein) Notice of any such failure to perform and the Tenant within such period of . . . FIFTEEN (15) days (or such shorter period, as aforesaid) fails to commence diligently and, thereafter, to proceed diligently to cure any such failure to perform; or

         (c) the Tenant or any agent of the Tenant falsifies any report or statement required to be furnished to the Landlord pursuant to this Lease; or

         (d) the Tenant or any Indemnifier of this Lease or any person occupying the Leased Premises or any part thereof or any licensee, concessionaire or franchisee operating any business in the Leased Premises becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or files any proposal or makes any assignment for the benefit of creditors or any arrangement or compromise; or

         (e) a receiver or a receiver and manager is appointed for all or a portion of the property of the Tenant, any Indemnifier or any such occupant, licensee, concessionaire or franchisee or a material adverse change in the financial status of the Indemnifier occurs; or

         (f) any steps are taken or any action or proceedings are instituted by the Tenant or by any other party including, without limitation, any court or governmental body of competent jurisdiction for the dissolution, winding-up or liquidation of the Tenant or its assets; or

         (g) the Tenant makes a sale in bulk of any of its assets wherever situate (other than a bulk sale made pursuant to a permitted Transfer hereunder OR TO A PERMITTED TRANSFEREE and pursuant to the BULK SALES ACT of Ontario); or

         (h) the Tenant abandons or attempts to abandon the Leased Premises or sells or disposes of a substantial part of the trade fixtures, goods and chattels of the Tenant or removes them from the Leased Premises; or

         (i) the Leased Premises become and remain vacant WITHOUT THE LANDLORD'S PRIOR CONSENT for a period of GREATER THAN . . . SEVEN (7) consecutive BUSINESS days or are used by any persons other than such as are entitled to use them hereunder; or

         (j) the Tenant purports to make a Transfer, except in a manner permitted by this Lease; or

         (k) this Lease or any of the Tenant's assets are taken under any writ of execution; or

         (l)      re-entry is permitted under any other terms of this Lease.

then and in every such case, the Landlord, in addition to any other rights or remedies it has pursuant to this Lease or by law, has the immediate right of re-entry upon the Leased Premises and it may repossess the Leased Premises and enjoy them as of its former estate and may expel all persons and remove all property from the Leased Premises and such property may be removed and sold or disposed of by the Landlord as it deems advisable or may be stored in a public warehouse or elsewhere at the cost and for the account of the Tenant, all without service of notice or resort to legal process and without the Landlord being considered guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

SECTION 13.02 - RIGHT TO RE-LET

                  If the Landlord elects to re-enter the Leased Premises as herein provided or it takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as are necessary to re-let the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term) and at such rent and upon such other terms, covenants and conditions as the Landlord in its sole discretion, acting reasonably, considers advisable. Upon each such reletting, all rent received by the Landlord from such re-letting shall be applied, first, to the payment of any indebtedness other than Basic Rent or Additional Rent due hereunder from the Tenant to the Landlord; second, to the payment of any brokerage fees and legal fees and of costs of such alterations, repairs and re-letting (including tenant inducements); third, to the payment of Basic Rent and Additional Rent due and unpaid hereunder; and the residue, if any, to the extent applicable to any period of time within the Term, shall be held by the Landlord and applied in payment of future rent as the same becomes due and payable hereunder. If such rent to be received from such re-letting during any month is less than that to be paid during that month by the Tenant hereunder, the Tenant shall pay any such deficiency which shall be calculated and paid monthly in advance on or before the first day of each and every month. No such re-entry or taking possession of the Leased Premises by the Landlord shall be construed as an election on its part to terminate this Lease unless a Notice of such intention is given to the Tenant. Notwithstanding any such re-letting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

SECTION 13.03 - TERMINATION

                  If the Landlord at any time terminates this Lease for any breach, in addition to any other remedies it may have, it may recover from the Tenant all damages it incurs by reason of such breach, including the cost of recovering the Leased Premises, legal fees (on a solicitor and his client basis) and including the worth at the time of such termination of the excess, if any, of the amount of Basic Rent, Additional Rent and charges equivalent to the Basic Rent, Additional Rent and other charges required to be paid pursuant to this Lease for the remainder of the stated Term over the then reasonable rental value of the Leased Premises for the remainder of the stated Term (less an allowance for a reasonable time to re-lease the Leased Premises and any costs which would normally be incurred to re-lease the Leased Premises, including without limitation brokerage fees and legal expenses) all of which amounts shall be immediately due and payable by the Tenant to the Landlord.

SECTION 13.04 - ACCELERATED RENT

                  In any of the events referred to in Section 13.01, in addition to any and all other rights available to the Landlord, the full amount of the current month's instalment of Basic Rent and of all Additional Rent for the current month, together with the next . . . THREE (3) months' instalments of Basic Rent and of all Additional Rent for the next . . . THREE (3) months, all of which shall be deemed to be accruing due on a day-to-day basis, shall immediately become due and payable as accelerated rent, and the Landlord may immediately distrain for the same, together with any arrears then unpaid.

SECTION 13.05 - EXPENSES

                  If legal action is brought for recovery of possession of the Leased Premises, for the recovery of Basic Rent or Additional Rent or any other amount due under the Lease, or because of the breach of any other terms, covenants or conditions herein contained on the part of the Tenant to be kept or performed, and such breach is established, the Tenant shall pay to the Landlord all expenses incurred therefor, including legal fees (on a solicitor and client basis).

                  IF LEGAL ACTION IS BROUGHT BY THE TENANT IN CONNECTION WITH A BREACH BY THE LANDLORD OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS LEASE, AND SUCH BREACH IS ESTABLISHED, THE LANDLORD SHALL PAY TO THE TENANT ALL EXPENSES INCURRED BY THE TENANT AS A RESULT OF SUCH BREACH, INCLUDING LEGAL FEES (ON A SOLICITOR AND CLIENT BASIS).

SECTION 13.06 - WAIVER OF EXEMPTION FROM DISTRESS

                  The Tenant hereby agrees with the Landlord that notwithstanding anything contained in Section 30 of Chapter L.7 of the Revised Statutes of Ontario, 1990, or any Statute subsequently passed to take the place of or amend the said Act, none of the goods and chattels of the Tenant at any time during the continuance of the Term on the Leased Premises shall be exempt from levy by distress for Basic Rent or Additional Rent in arrears and the Tenant waives any such exemption. If any claim is made for such exemption by the Tenant or if a distress is made by the Landlord, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the right of the Landlord to levy such distress.

SECTION 13.07 - LANDLORD MAY CURE TENANT'S DEFAULT OR PERFORM TENANT'S COVENANTS

                  If the Tenant fails to pay when due any amounts or charges required to be paid pursuant to this Lease, the Landlord after giving five (5) days' Notice to the Tenant may, but shall not be obligated to, pay all or any part of the same. If the Tenant is in default in the performance of any of its covenants or obligations hereunder (other than the payment of Basic Rent, Additional Rent or other sums required to be paid pursuant to this Lease), the Landlord may, but shall not be obligated to, from time to time after giving such Notice as it considers sufficient (or without notice in the case of an emergency) having regard to the circumstances applicable, perform or cause to be performed any of such covenants or obligations, or any part thereof, and for such purpose may do such things as may be required, including, without limitation, entering upon the Leased Premises and doing such things upon or in respect of the Leased Premises or any part thereof as the Landlord reasonably considers requisite or necessary. All expenses incurred and expenditures made pursuant to this Section 13.07 including the Landlord's overhead in connection therewith plus a sum equal to twenty-five per cent (25%) thereof shall be paid by the Tenant as Additional Rent forthwith upon demand.

SECTION 13.08 - ADDITIONAL RENT

                  If the Tenant is in default in the payment of any amounts or charges required to be paid pursuant to this Lease, they shall, if not paid when due, be collectible as Additional Rent forthwith on demand, but nothing herein contained is deemed to suspend or delay the payment of any amount of money at the time it becomes due and payable hereunder, or limit any other remedy of the Landlord. The Tenant agrees that the Landlord may, at its option, apply or allocate any sums received from or due to the Tenant against any amounts due and payable hereunder in such manner as the Landlord sees fit. All such monies payable to the Landlord hereunder shall bear interest at a rate per annum which is five (5) percentage points in excess of the Bank Rate calculated on a daily basis from the time such sums become due until paid by the Tenant.

SECTION 13.09 - REMEDIES GENERALLY

                  Mention in this Lease of any particular remedy of the Landlord in respect of the default by the Tenant does not preclude the Landlord from any other remedy in respect thereof, whether available at law or in equity or by statute or expressly provided in this Lease. No remedy shall be exclusive or dependant upon any other remedy, but the Landlord may from time to time exercise any one or more of such remedies generally or in combination, such remedies being cumulative and not alternative. In the event of a breach or threatened breach by the Tenant of any of the covenants, provisions or terms hereof, the Landlord shall have the right to invoke any remedy allowed at law or in equity (including injunction) as if re-entry and other remedies were not provided for herein.

SECTION 13.10 - HOLDING OVER

                  If the Tenant shall hold over after the original Term or any extended term hereof with the consent of the Landlord, such holding over shall be construed to be a tenancy from month to month only and shall have no greater effect, any custom, statute, law or ordinance to the contrary notwithstanding. Such month-to-month tenancy shall be governed by the terms and conditions hereof, notwithstanding any statutory provision or rule of law to the contrary. During any such period of holding over, whether with the consent of the Landlord or not, the Tenant shall be required to pay the monthly Basic Rent payable during the month immediately preceding the expiration or termination of this Lease times . . . ONE POINT FIVE (1.5), plus all Additional Rent payable hereunder. The rights of the Landlord under this section shall be in addition to all other remedies available to the Landlord under this Lease or otherwise at law or in equity arising as a result of such holding over.

SECTION 13.11 - NO WAIVER

                  The failure of the Landlord to insist upon a strict performance of any of the covenants and provisions herein contained shall not be deemed a waiver of any rights or remedies that the Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the covenants and provisoes herein contained.

                           ARTICLE XIV - MISCELLANEOUS

SECTION 14.01 - RULES AND REGULATIONS

                  The Rules and Regulations adopted and promulgated by the Landlord from time to time acting reasonably including, without limitation, those set out in Schedule "C" attached, are hereby made a part of this Lease as if they were embodied herein, and the Tenant shall comply with and observe the same. The Rules and Regulations may differentiate between the different types of business in the Building and the Complex, but the Rules and Regulations will be adopted and promulgated by the Landlord acting reasonably and in such manner as would a prudent landlord of a reasonably similar commercial development. Failure by the Tenant to keep and observe any of the Rules and Regulations now or from time to time in force constitutes a default under this Lease in such manner as if the same were contained herein as covenants. The Landlord reserves the right from time to time to amend or supplement the Rules and Regulations applicable to the Leased Premises or the Building as in the Landlord's judgement acting reasonably are needed from time to time for the safety, care, cleanliness and more efficient operation of the Building or the Complex and for the preservation of good order therein. Notice of the Rules and Regulations and amendments and supplements, if any, shall be given to the Tenant and the Tenant shall thereupon comply with and observe all such Rules and Regulations, provided that no Rule or Regulation shall contradict any terms, covenants and conditions of this Lease.

                  The Landlord is not responsible to the Tenant in the event of non-observance or violation of any of such Rules and Regulations or of the terms, covenants or conditions of any other lease of the premises in the Complex and is under no obligation to enforce any such Rules and Regulations or terms, covenants or conditions.

SECTION 14.02 - SECURITY DEPOSIT

                  . . . WITHIN TWENTY (20) DAYS FROM THE DATE OF THE TENANT'S execution of this Lease . . ., THE TENANT SHALL DELIVER TO the Landlord the Security Deposit. The Security Deposit shall be held by the Landlord with interest as security for the prompt performance by the Tenant of all of the terms, covenants, conditions and provisions of this Lease to be kept and performed by the Tenant during the Term and any tenancy resulting from an overholding. If at any time any Rent or any tax as described in section 2.05 shall be overdue, the Landlord may, at its option, appropriate and apply all or any portion of the Security Deposit to the payment of such Rent or tax. In addition, if the Tenant defaults in the performance of any of the terms, covenants, conditions or provisions of this Lease, then the Landlord may, at its option, appropriate and apply all or any part of the Security Deposit on account of any losses or damages as sustained by the Landlord as a result of such default. If all or any part of the Security Deposit is appropriated and applied by the Landlord, then the Tenant shall, within three (3) days after . . . WRITTEN NOTICE from the Landlord, remit to the Landlord a sufficient amount to restore the Security Deposit to the original sum deposited. If the Tenant complies with all the terms, covenants, conditions and provisions of this Lease and promptly pays all Rent and other amounts and remits all tax as herein provided when due, the Security Deposit shall be returned in full with interest to the Tenant within thirty (30) days after the later of the end of the Term or the Tenant vacating the Leased Premises. The Landlord may deliver the Security Deposit, or such portion thereof remaining on hand to the credit of the Tenant, to any purchaser, mortgagee or assignee of the Landlord's interest in the Leased Premises or this Lease and thereupon the Landlord shall be and is hereby discharged from any further liability with respect to the Security Deposit.

SECTION 14.03 - PEST CONTROL

                  At the Landlord's option, the Landlord may enter into a service contract for the control and extermination of pests and vermin providing for regular inspections and spraying of the Leased Premises and other premises in the Complex in order to control pests and vermin in accordance with all applicable laws, by-laws, ordinances and regulations of any governmental or other authority having jurisdiction. The Landlord and the holder of such service contract from time to time shall have a right to enter the Leased Premises at all reasonable times for the purposes of performing such service contract in accordance with Article XI of this Lease. All costs incurred by the Landlord under such service contract shall be included in Office Section Operating Costs.

SECTION 14.04 - OBLIGATIONS AS COVENANTS

                  Each obligation or agreement of the Landlord or the Tenant expressed in this Lease, even though not expressed as a covenant, is considered to be a covenant for all purposes.

SECTION 14.05 - AMENDMENTS AND SUPPLEMENTARY LEASE PROVISIONS

                  This Lease shall not be modified or amended except by an instrument in writing of equal formality herewith and signed by the parties hereto or by their permitted successors or assigns. Each of the Landlord and Tenant agrees that, if a Schedule "F" is annexed to this Lease, the terms and provisions thereof shall be binding upon the parties hereto as part of the Lease.

SECTION 14.06 - CERTIFICATES

                  The following certificates shall be conclusive and binding upon the parties to this Lease in respect of any question of fact or opinion in dispute with respect to the matters stipulated:

         (a) a certificate procured by the Landlord from an architect, professional engineer, quantity surveyor or other individual qualified in the Landlord's sole opinion, and who may be an employee of the Landlord, as to the Rentable Area or the Useable Area of the Leased Premises, or the Total Office Section Rentable Area, any question of fact concerning the completion of any construction or other work either by the Landlord or the Tenant, the extent to which the completion of any such work has been delayed by Unavoidable Delay, the time necessary to complete repairs, the allocation of insurance proceeds, whether the Complex or any part thereof is being kept in good repair, order and condition as required by this Lease, the determination or allocation of any costs of Utilities, the appropriateness of costs and expenses included in Office Section Operating Costs and Utilities Charge, the allocation of Taxes to the Leased Premises, the aggregate of the cost of the Complex and the costs of additional improvements of a capital nature, the cause of any destruction or damage, the extent to which rentable premises or any area in the Complex or Building are incapable of being used for their intended purposes by reason of any destruction or damage; and

         (b) a certificate procured by the Landlord from a licensed public accountant, who may be the Landlord's auditor or employee, as to any question of fact or opinion concerning the computation of Taxes, Office Section Operating Costs and Utilities Charge and the proper amount of any payment to the Landlord or the Tenant under this Lease.

                  Any certificate procured by the Landlord shall be prepared using generally accepted practices and procedures appropriate to such certificate.

SECTION 14.07 - TIME

                  Time shall in all respects be of the essence of this Lease.

SECTION 14.08 - SUCCESSORS AND ASSIGNS

                  This Lease and everything contained shall extend to and bind and enure to the benefit of the Landlord and its successors and assigns and the Tenant and the Indemnifier, if any, and their respective heirs, executors, administrators, successors and permitted assigns. No rights shall enure to the benefit of any transferee unless the provisions of Article X hereof relevant to such transferee are complied with.

SECTION 14.09 - GOVERNING LAW

                  This Lease shall be construed and governed by the laws of the Province of Ontario.

SECTION 14.10 - HEADINGS

                  The Section numbers, article numbers, headings and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such paragraphs or articles of this Lease nor in any way affect this Lease.

SECTION 14.11 - ENTIRE AGREEMENT

                  This Lease and the schedules attached hereto and forming a part hereof and the Agreement to Lease set forth all the covenants, promises, agreements, conditions and understandings between the Landlord and the Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them, other than as are herein and therein set forth; for greater certainty, the Tenant acknowledges that it has not entered into the Agreement to Lease or this Lease on the basis of any information contained in the promotional brochure for the Building or the Complex. In the event of a conflict between the provisions of this Lease and the provisions of the Agreement to Lease, the provisions of this Lease shall prevail.

SECTION 14.12 - SEVERABILITY

                  If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

SECTION 14.13 - NO OPTION

                  The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

SECTION 14.14 - OCCUPANCY PERMIT

                  Provided further that notwithstanding the Commencement Date of the Lease as hereinbefore set out, the Tenant shall not be permitted to enter into possession of the Leased Premises until the Tenant has obtained, at its sole expense, any required occupancy permit from the proper governmental authority. The Landlord in its sole discretion may waive this provision, provided further the Tenant agrees to use its best efforts to obtain same prior to occupancy.

SECTION 14.15 - PLACE FOR PAYMENTS

                  All payments required to be made by the Tenant herein shall be made to the Landlord at the Landlord's Address or to such agent or agents of the Landlord or at such other place as the Landlord shall hereafter from time to time direct by Notice.

SECTION 14.16 - EXTENDED MEANINGS

                  The words "hereof", "herein", "hereunder" and similar expressions used in any section or subsection of this Lease relate to the whole of this Lease and not to that section or subsection only, unless otherwise expressly provided. The use of the neuter singular pronoun to refer to the Landlord or the Tenant is deemed a proper reference, even though the Landlord or the Tenant is an individual, a partnership, a corporation or a group of two or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

                  Whenever a statement or provision in this Lease is followed by words denoting inclusion or example (such as "including" or "such as") and then a list of, or reference to, specific matters or items, such list or reference shall not be read so as to limit or restrict the generality of such statement or provision, even though words such as "without limitation" or "without limiting the generality of the foregoing" do not precede such list or reference.

SECTION 14.17 - NO PARTNERSHIP OR AGENCY

                  The Landlord does not in any way or for any purpose become a partner of the Tenant in the conduct of its business or otherwise or a joint venture or a member of a joint enterprise with the Tenant, nor is the relationship of principal and agent created.

SECTION 14.18 - UNAVOIDABLE DELAY

                  Notwithstanding anything to the contrary contained in this Lease, if either party hereto is bona fide delayed, or hindered in or prevented from the performance of, any term, covenant or act required hereunder by reason of Unavoidable Delay, then performance of such term, covenant or act is excused for the period of the delay and the party so delayed, hindered or prevented shall be entitled to perform such term, covenant or act within the appropriate time period after the expiration of the period of such delay. However, the provisions of this Section do not operate to excuse the Tenant from the prompt payment of Basic Rent, Additional Rent or any other payments required by this Lease.

SECTION 14.19 - REGISTRATION

         (a) The Tenant hereby covenants and agrees that neither the Tenant nor anyone on the Tenant's behalf or claiming under the Tenant shall register this Lease or any assignment or sublease of this Lease or any document evidencing any interest of the Tenant in the Lease or the Leased Premises. If the covenant contained in this Section 14.19(a) is breached, this Lease and the Term shall, at the option of the Landlord upon Notice to the Tenant, forthwith become forfeited and terminated and the Landlord may thereupon re-enter and repossess the Leased Premises in accordance with Article XIII of this Lease. The Tenant acknowledges that any breach of such covenant may occasion substantial costs to the Landlord. The Tenant shall indemnify the Landlord and save it harmless from and against any loss, claim, action, damages, liability and expenses arising in connection with any breach by the Tenant of such covenant.

         (b) Notwithstanding Section 14.19(a),if either party intends to register a document for the purpose only of giving notice of this Lease or of any permitted Transfer, then upon request of such party the Landlord shall cause to be executed a short form of this Lease ("Short Form"), and the Tenant shall join therein, solely for the purpose of supporting an application for registration of notice of this Lease or of any permitted Transfers. The form of the Short Form and of the application to register notice of this Lease or of any permitted Transfer shall:

                  (i) be prepared by the Landlord or its solicitors at the Tenant's expense; and

                  (ii) only describe the registered owner of the Lands, the Tenant, the Leased Premises, the Commencement Date, the expiration of the Term and any renewal options.

         (c) The Short Form shall contain a provision whereby the Tenant constitutes and appoints the Landlord or its nominee as the agent and attorney of the Tenant for the purpose of executing any instruments in writing required from the Tenant to give effect to the provisions of Section 12.01 of the Lease, including the right to make application at any time and from time to time register postponements of this Lease or the Short Form in favour of any Mortgage pursuant to Section 12.02. All costs, expenses and taxes necessary to register or file the application to register notice of this Lease or of any permitted Transfer shall be the sole responsibility of the Tenant, and the Tenant will complete any necessary affidavits required for registration purposes, including affidavits necessary to register the power of attorney from time to time as may be required to give effect to this Section.

         (d) Notwithstanding that the Short Form may be executed and delivered after the execution and delivery of this Lease, none of the terms of this Lease shall be considered to have been superseded thereby or no longer in effect, but rather this Lease shall continue in full force and effect and continue to enure to the benefit of and be binding upon the parties to this Lease. To the extend that the terms of the Short Form are inconsistent with the terms of this Lease, the terms of this Lease shall govern.

SECTION 14.20 - JOINT AND SEVERAL LIABILITY

                  The liability to pay Rent and perform all other obligations under this Lease of each individual, corporation, group, partnership or business association signing this Lease or otherwise agreeing to be bound by the terms hereof and of each partner or member of any such group, partnership or business association, the partners or members of which are by law subject to personal liability, shall be deemed to be joint and several (including, in any event, any person who ceases to be a partner or member or any person who becomes a partner or member, in each case following the execution of this Lease).

SECTION 14.21 - NAME OF COMPLEX

                  The Landlord may designate, change, alter or remove the name of the Complex or any part thereof at any time without requiring the Tenant's consent thereto or incurring any liability to the Tenant thereby.

                  Any trade name or mark adopted by the Landlord for the Complex shall be used by the Tenant only in association with its business conducted in or from the Leased Premises and subject to such limitations, regulations and restrictions as the Landlord may from time to time impose on its use. The Tenant will not acquire any rights to or interest in any such trade name or mark and shall cease all use thereof upon ceasing to be a permitted occupant of the Leased Premises.

SECTION 14.22 - CHANGES IN THE COMPLEX

                  This Lease shall affect only the Lands from time to time comprising the Building as designated by the Landlord and as such Lands may from time to time be altered, varied, diminished, enlarged or supplemented by the Landlord. The Tenant shall, at the request of the Landlord, enter into such further assurances, releases or other documents as may reasonably be required by the Landlord to give effect to such alteration, variation, diminution, enlargement or supplementation, provided such does not unreasonably affect access to the Leased Premises.

SECTION 14.23 - NOTICES

                  Any Notice herein required or permitted to be given under this Lease shall be in writing and shall be deemed to have been sufficiently and effectually given if signed by or on behalf of the party giving the Notice and personally delivered or mailed by registered prepaid post:

         (a) in the case of Notice to the Landlord, to it at the Landlord's Address; and

         (b) in the case of Notice to the Tenant, to it at the Tenant's Address . . ., AND AS A COURTESY ONLY, A COPY TO THE INDEMNIFIER AT THE INDEMNIFIER'S ADDRESS; and

         (c) in the case of Notice to the Indemnifier (if any) to it at the Indemnifier's Address.

Any such Notice given as aforesaid shall be deemed to have been given, if delivered, on the date of such delivery or, if mailed, on the fifth day following the date of such mailing. The Landlord may from time to time by Notice change the address to which notices to it are to be given. Notwithstanding the foregoing, during any interruption, threatened interruption or substantial delay in postal services, any Notice shall be personally delivered. If a copy of any Notice to the Tenant is to be sent to a second address or to anyone other than the Tenant, the failure to give any such copy shall not vitiate the delivery of the Notice to the Tenant.

                        ARTICLE XV - INDEMNITY AGREEMENT

SECTION 15.01 - INDEMNITY

                  In consideration of the Landlord entering into this Lease and for other good and valuable consideration, (the receipt and sufficiency of which is hereby acknowledged), the Indemnifier hereby represents, warrants to and covenants and agrees with the Landlord that:

         (a) the Indemnifier has the full power and authority to enter into this Lease and agreements under this Lease and to perform its obligations contained herein;

         (b) the Indemnifier has read and understood this Lease, the Lease is valid and binding on the Indemnifier and enforceable against it in accordance with the terms contained herein;

         (c) the Tenant will duly perform and observe all of its covenants, obligations and agreements under this Lease and the Indemnifier shall indemnify and hold harmless the Landlord from any loss, damage or injury arising out of or in connection with any default of the Tenant under this Lease;

         (d) if the Tenant shall default in the performance or observance of any of its covenants, obligations or agreements under this Lease, including but not limited to the payment of Rent, the Indemnifier shall, upon the demand of the Landlord or its agent, perform, observe or cause to be performed or observed such covenant, obligation or agreement;

         (e) the Indemnifier's obligation under this Section 15.01 is that of a principal obligor and not a mere guarantor or surety, and the Indemnifier shall be jointly and severally liable with the Tenant to the Landlord for the due performance of all the Tenant's covenants, obligations and agreements under this Lease, the Indemnifier hereby expressly waiving any benefits of division and discussion which it may have, it being acknowledged that the Indemnifier has assumed a primary and parallel obligation to the Landlord with the Tenant; if the Tenant shall default in the performance or observance of any of its covenants, obligation or agreements under this Lease, the Landlord shall not be required to proceed against the Tenant or any other person, or to have recourse to or exhaust any security from time to time held by it for the performance or observance of such covenant, obligation or agreement, or to pursue any other remedy which may be available to it before proceeding against the Indemnifier, but shall be entitled to the benefit of this Section 15.01 as soon as such default occurs and may proceed against the Indemnifier as if the Indemnifier were the Tenant under this Lease;

         (f) this Agreement is and shall be an independent and continuing security to the Landlord for the performance by the Tenant of all terms, covenants, conditions and agreements in this Lease;

         (g) the covenants, obligations and agreements of the Indemnifier under this Section 15.01 are absolute and unconditional and shall in no way be limited or released and the rights of the Landlord under this Section 15.01 shall in no way be prejudiced or impaired by an act, omission or thing (other than an agreement in writing between the Landlord and the Indemnifier), including but not limited to:

                  (i) any neglect, delay or forbearance of the Landlord in demanding, requiring or enforcing performance or observance of any of the Tenant's or Indemnifier's covenants, obligations or agreements under this Lease,

                  (ii) granting any extension of time for performance or observance,

                  (iii) waiving any performance or observance (except as to the particular performance or observance which has been waived),

                  (iv)     permitting or consenting to any Transfer under
                           Article X,

                  (v) the bankruptcy, insolvency, dissolution or other liquidation of the Tenant,

                  (vi) any release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditor's proceedings,

                  (vii) the rejection, repudiation, disaffirmation or disclaimer of this Lease in any such proceeding (and for greater certainty, the covenants, obligations and agreements of the Indemnifier under this Section
                           15.01 shall continue with respect to the periods prior thereto and thereafter as if the Lease had not been rejected, repudiated, disaffirmed or disclaimed),

                  (viii) any other occurrence which would have the effect at law of terminating the existence or obligations of the Tenant prior to the expiration of the Term (except by the voluntary acceptance by the Landlord of a surrender of the Lease),

                  (ix) any agreements between the Landlord and the Tenant affecting this Lease or the obligations of the Tenant hereunder, or

                  (x) any lack or deficiency of notice by the Landlord to the Indemnifier of any default of the Tenant.

         (h) the Indemnifier shall be liable under this Section 15.01 throughout the Term and any overholding thereafter and any renewal of the Lease and such liability shall survive the expiration or sooner termination of the Lease.

                  Upon the occurrence or alleged occurrence of anything contemplated in Subsections 15.01(g)(v), (vi), (vii) or (viii), the Indemnifier shall, if required by the Landlord, enter into a new lease with the Landlord for the balance of the Term and otherwise upon the same terms and conditions as are contained in this Lease, mutatis mutandis.

SECTION 15.02 - FURTHER ASSURANCES

                  The Indemnifier shall upon demand by the Landlord perform all acts reasonably required to carry out the intent of this Article XV including, without limitation, the execution, acknowledgement and delivery of all documents as the Landlord may from time to time require to carry out the intent of this
Article XV forthwith on demand

SECTION 15.03 - LANDLORD'S REPRESENTATION AND WARRANTIES

                  THE LANDLORD HEREBY REPRESENTS AND WARRANTS THAT:

         (A)      IT IS THE LEGAL OWNER OF THE COMPLEX;

         (B) IT HAS THE FULL RIGHT AND AUTHORITY TO LEASE THE LEASED PREMISES IN ACCORDANCE WITH THE TERMS AND CONDITIONS CONTAINED HEREIN;

         (C) ALL ELECTRICAL, MECHANICAL, HEATING, VENTILATING AND AIR-CONDITIONING, PLUMBING, FIRE SUPPRESSION SYSTEMS AND EQUIPMENT AND ALL OUTSIDE PERMANENT STRUCTURES AND SIDEWALKS ARE IN SUBSTANTIAL COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS AT THE COMMENCEMENT DATE;

         (D) THE LANDLORD IS NOT PARTY TO ANY LEASE OR AGREEMENT TO LEASE WITH ANY OTHER PARTY WITH RESPECT TO THE LEASED PREMISES, AND THE LEASED PREMISES ARE NOT SUBJECT TO ANY OTHER AGREEMENT WHICH WOULD HAVE THE AFFECT OF OBLIGING THE LANDLORD TO LEASE OR GRANT ANY RIGHT TO USE THE LEASED PREMISES TO ANY OTHER PARTY;

         (E) THE LANDLORD'S TITLE TO THE LEASED PREMISES IS SUBJECT ONLY TO THE COVENANT, AGREEMENTS, RESERVATIONS, LIENS, EASEMENTS, RESTRICTIONS, LEASES, NOTICES OF LEASE AND/OR ENCUMBRANCES AS ARE DISCLOSED BY REGISTERED TITLE AND AS HAVE BEEN DISCLOSED TO THE TENANT ("ENCUMBRANCES") AND NONE OF THE ENCUMBRANCES SHALL PROHIBIT THE TENANT FROM USING THE LEASED PREMISES AS SET FORTH IN THIS LEASE;

         (F) GENERAL OFFICE PURPOSES, AND RELATED USES INVOLVING SOFTWARE SALES AND DEVELOPMENT (NOT AT RETAIL) IS PERMITTED BY THE APPLICABLE ZONING BY-LAW AFFECTING THE LEASED PREMISES; AND

         (G) TO THE BEST OF THE LANDLORD'S KNOWLEDGE, THE LEASED PREMISES DO NOT CONTAIN HAZARDOUS MATERIAL AS OF THE DATE OF THIS LEASE, BEYOND ANY ACCEPTABLE LIMITS, AS MAY BE PERMITTED BY APPLICABLE LAWS, AND IF DURING THE TERM OR ANY RENEWAL THEREOF, ANY HAZARDOUS MATERIAL, BEYOND ANY ACCEPTABLE LIMITS, NOT INTRODUCED BY THE TENANT IS DISCOVERED WITHIN THE LEASED PREMISES, OR ANY PROVINCIAL, FEDERAL OR MUNICIPAL GOVERNMENTAL AUTHORITY OR AGENCY HAVING JURISDICTION REQUIRES THE REMOVAL OF ANY SUCH HAZARDOUS MATERIAL, WHICH HAZARDOUS MATERIAL WOULD HAVE BEEN REQUIRED TO BE REMOVED IN ACCORDANCE WITH APPLICABLE LAWS EXISTING AS OF THE DATE OF THIS LEASE, THE LANDLORD SHALL, AT THE LANDLORD'S EXPENSE, REMOVE OR TAKE OTHER ACCEPTED ABATEMENT MEASURES WITH RESPECT TO SUCH HAZARDOUS MATERIAL IN COMPLIANCE WITH OR AS REQUIRED BY ALL APPLICABLE LAWS AND REGULATIONS.

                  THE LANDLORD AGREES TO DEFEND, INDEMNIFY AND SAVE THE TENANT HARMLESS FROM AND AGAINST ANY INJURIES, CLAIMS, ACCIDENTS, DAMAGES, LIABILITIES AND REASONABLE EXPENSES (INCLUDING REASONABLE LEGAL FEES) ARISING OUT OF ANY BREACH OF THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE
LANDLORD DESCRIBED IN THIS SECTION 15.03 OF THIS LEASE. . . .

                  IN WITNESS WHEREOF the Landlord, the Tenant and the Indemnifier have executed this Lease.

                                    LANDLORD:



                                    THE ATRIUM ON BAY INC.



                                    By: /s/ Don Kile
                                        ----------------------------------------
                                        Name:  Don Kile
                                        Position:  Senior Vice-President



                                    I have authority to bind the Corporation

                                    TENANT:
                                    DALEEN CANADA CORPORATION



                                    By: /s/ Stephen Wagman
                                        ----------------------------------------
                                        Name:  Stephen Wagman
                                        Position:  Secretary



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Position:


                                    I/We have authority to bind the Corporation



                                    INDEMNIFIER:
                                    DALEEN TECHNOLOGIES INC.

                                    By: /s/ Stephen Wagman
                                        ----------------------------------------
                                        Name:  Stephen Wagman
                                        Position:  Executive Vice President,
                                                   Corporate Development
                                                   and Secretary



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Position:

                                    I/We have authority to bind the Corporation

                        SCHEDULE "A" - LEGAL DESCRIPTION

PARCEL 23-1, SECTION A-2A

In the City of Toronto, Municipality of Metropolitan Toronto, being composed of Lots 6, 7, 8 and 9, south side of Edward Street, and parts of Lots 10, 11, and 12, south side of Edward Street, according to Plan 243, registered in the Land Registry Office for the Registry Division of Toronto, and Lots 24, 25, 26, 27, 28 and 29, north side of Dundas Street, and parts of Lots 23 and 34, north side of Dundas Street, according to Plan 2A, registered in the said Land Registry Office, all designated as Parts 4, 5, 7, 8, 9, 10 and 11, Reference Plan 66R-14021, deposited in the said Land Registry Office.

The Boundaries of the north side of Dundas Street West, of the south side of Edward Street and of the east side of Bay Street have been confirmed by BOUNDARIES ACT Plan BA-1773, registered in the said Land Registry Office as Instrument CT-421043.

PARCEL 4-1, SECTION A-2A

In the City of Toronto, Municipality of Metropolitan Toronto, being composed of Lot 4, on the west side of Yonge Street, on Plan 2-A (Toronto), being Parcel 4-1, Section A-2A, designated as Part 1 on Reference Plan 66R-17427.

Together with a right-of-way over Part of Lot 3, Plan 2-A, designated as Part 2 on Reference Plan 66R-17427.

PARCEL 30-2, SECTION A-2A

In the City of Toronto, Municipality of Metropolitan Toronto, being composed of:
Lots 1 and 2, west side of Yonge Street; Lots 1, 2, 3, 4 and 5, south side of Edward Street and part of Lots 10 and 11, south side of Edward Street, according to Plan 243 registered in the Land Registry Office for the Registry Division of Toronto; and Lots 30, 31, 32 and 33, north side of Dundas Street, and part of Lot 34, north side of Dundas Street, according to Plan 2A registered in the said Land Registry Office; all designated as Parts 1, 2, 3 and 6, Reference Plan 66R-14021, deposited in the said Land Registry Office.

The Boundaries of the north side of Dundas Street West, of the south side of Edward Street and of the west side of Yonge Street have been confirmed by BOUNDARIES ACT Plan BA-1773, registered in the said Land Registry Office as Instrument CT-421043.

                           SCHEDULE "B-1" - FLOOR PLAN

                   THIRD FLOOR PORTION OF THE LEASED PREMISES

                  The Floor Plan is for identification purposes only and is not to be interpreted as being a representation or warranty on the part of the Landlord as to the exact location, configuration and layout.

       [A diagram that identifies a portion of the third floor that forms part of the Leased Premises.]



INITIALLED FOR IDENTIFICATION:



THE ATRIUM ON BAY INC.                        DALEEN CANADA CORPORATION

/s/  Don Kile                                 /s/  Stephen Wagman
----------------------------------            ----------------------------------
                                                   EXECUTIVE VICE PRESIDENT,
                                                   CORPORATE DEVELOPMENT

                           SCHEDULE "B-2" - FLOOR PLAN

                   FOURTH FLOOR PORTION OF THE LEASED PREMISES

The Floor Plan is for identification purposes only and is not to be interpreted as being a representation or warranty on the part of the Landlord as to the exact location, configuration and layout.

       [A diagram that identifies a portion of the fourth floor that forms part of the Leased Premises.]

INITIALLED FOR IDENTIFICATION:


THE ATRIUM ON BAY INC.                        DALEEN CANADA CORPORATION

/s/  Don Kile                                 /s/  Stephen Wagman
----------------------------------            ----------------------------------
                                                   EXECUTIVE VICE PRESIDENT,
                                                   CORPORATE DEVELOPMENT

                      SCHEDULE "C" - RULES AND REGULATIONS

OFFICE PREMISES

1. The sidewalks, hallways, entries, passages, elevators and staircases shall not be obstructed or used by the Tenant, his agents, servants, contractors, invitees or employees for any purpose other than ingress to and egress from the Leased Premises. The Landlord reserves entire control of all parts of the Complex employed for the common benefit of the tenants and, without restricting the generality of the foregoing, the sidewalks, entries, corridors and passages not within the Leased Premises, washrooms, lavatories, air-conditioning closets, fan rooms, janitors' closets, electrical closets and other closets, stairs, elevator shafts, flues, stacks, pipe shafts and ducts, and shall have the right to place such signs and appliances therein as it may deem advisable, provided that ingress to and egress from the Leased Premises is not unduly impaired thereby.

2. The Tenant, his agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right, in its sole discretion, to prescribe the weight permitted and the position thereof and the use and design of planks, skids or platforms to distribute the weight thereof. All damages done to the Complex by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only between 6:00 o'clock p.m. and the following 7:00 o'clock a.m. or any other time consented to by the Landlord and the persons employed to move the same in and out of the Complex must be acceptable to the Landlord. Safes and other heavy equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Complex except through facilities and designated doors and at hours designated by the Landlord, acting reasonably and under the supervision of the Landlord, and the Tenant shall pay the reasonable expense in connection therewith.

3. All persons entering and leaving the Complex at any time other than during Business Hours shall comply with the Landlord's security requirements for the Complex.

4. In connection with any computer-accessed security system for after-hours operation which the Landlord may operate from time to time, such will result in personnel of the Tenant receiving a computer access key-card or being apprised of a personal combination for the purpose of access to the Building and/or the Leased Premises, an initial deposit may be required from the Tenant for each key-card and charges will be made for loss of or changes to key-cards. After Business Hours, no one, other than the Landlord's staff or security personnel, will have access to the outside entrance doors of the Building other than the main entrance. The Landlord shall have absolute control respecting security of the Complex.

5. The Tenant shall advise the Landlord of the names of its personnel who are to be issued any such key-card or personal combination and of changes thereto forthwith. Should a key or key-card be lost, or should a personal combination come to the knowledge of any unauthorized person, the Tenant shall forthwith advise the Landlord. The Landlord shall not be required to open the entrance door to the Complex or the Leased Premises for the purpose of permitting entry therein to any person not having a key or key-card that permits access to the Leased Premises.

6. The Tenant shall not place or cause to be placed any additional locks or locking device upon any doors of the Leased Premises without the approval of the Landlord, and subject to any conditions imposed by the Landlord. Additional keys or key-cards must be obtained from the Landlord at the cost of the Tenant, and all keys and key-cards must be so keyed to integrate with the key or key-card systems of the Complex.

7. The water closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances (other than such substances as the water closets and other water apparatus were intended to receive) shall be thrown therein and Tenants shall not let the water run unless it is in actual use. Any damage resulting from misuse shall be borne by the Tenant by whom or by whose agents, servants, or employees the same is caused.

8. No one shall use the Leased Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

9. The Tenant shall permit window cleaners to clean the windows of the Leased Premises during normal business hours.

10. Canvassing, soliciting and peddling in or about the Complex is prohibited.

11. Any hand trucks, carry-alls, or similar appliances used in the Complex shall be equipped with rubber tires, side guards and such other safeguards as the Landlord shall require.

12. No animals (other than trained guide-dogs accompanying the vision-impaired) or birds shall be brought into the Complex or kept in the Leased Premises.

13. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Leased Premises or the Complex SAVE AND EXCEPT FOR A REASONABLE NUMBER OF MACHINES TO BE LOCATED IN THE LEASED PREMISES AND TO BE USED SOLELY BY THE TENANT'S EMPLOYEES OR VISITORS.

14. No noise caused by any instrument or other device or otherwise which, in the opinion of the Landlord, may be calculated to disturb the other tenants of the Complex, shall be permitted.

15. The Landlord will have the care of all heating and air-conditioning apparatus installed by it and give all information for the regulation of same.

16. The Tenant, when closing the Leased Premises in the day or evening, shall see that all doors, windows and skylights are closed, thus avoiding possible damage from fire, storms, rain or freezing, and shall assist in the security of the Leased Premises and Complex.

17. No Tenant shall do or permit anything to be done in or upon the Leased Premises, or bring or keep anything therein, which will in any way conflict with the laws relating to fire or with the regulations of the Fire Department or the Health Department, or with any of the rules or regulations of any governing authority having jurisdiction over the Complex.

18. Each Tenant shall keep the Leased Premises in a good state of preservation and cleanliness.

19. The Tenant shall not place or maintain any supplies, merchandise or other articles outside the Leased Premises.

20. The Tenant shall not place any debris, garbage, trash or refuse or permit the same to be placed or left in or upon any part of the Complex outside of the Leased Premises except areas designated for such purposes, and the Tenant shall not allow any undue accumulation of any debris, garbage, trash or refuse in the Leased Premises. If the Tenant is using perishable articles or generates wet garbage, the Tenant shall provide suitable storage facilities approved by the Landlord in writing and remove such garbage at such time or times as required by the Landlord. Tenant shall cooperate with any recycling program and pre-sort recyclable garbage.

21. No flammable oils or other flammable, dangerous or explosive materials (save those approved in writing by the Landlord's insurers), shall be kept or permitted to be kept in the Leased Premises which the Landlord's insurers prohibit and, if not prohibited by the Landlord's insurers, shall be kept in protective containers.

22. The Tenant shall not interfere with or obstruct any perimeter heating, air-conditioning or ventilating units. The Tenant will cause all blinds on exterior windows to be lowered and closed during periods of direct sunlight to prevent heat gain in the Leased Premises; consistent therewith, at the close of business on any day the blinds on the exterior windows on the east and south side of the Leased Premises shall be lowered and closed to prevent heat gain on the morning of the next day.

23. The Tenant shall give the Landlord prompt notice of any accident to or any defect in the plumbing, heating, air-conditioning, ventilating, mechanical or electrical apparatus or any other part of the Complex.

24. The parking of automobiles shall be subject to the charges and the reasonable regulations of the Landlord. The Landlord shall not be responsible for damage to or theft of any car, its accessories or contents, whether the same be the result of negligence or otherwise.

25. If the Tenant desires any electrical or communications wiring, the Landlord reserves the right to direct qualified persons as to where and how the wires are to be introduced, and without such directions, no borings or cuttings for wires shall take place. No other wires or pipes of any kind shall be introduced without the prior written consent of the Landlord.

26. The Tenant shall be entitled to have its name upon the directory board of the Complex all at the Tenant's expense, but the Landlord shall, in its sole discretion, design the style of such identification and allocate the space on the directory board for the Tenant.

27. The Tenant shall not mark, drill into or in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work, or any other appurtenance to the Leased Premises, EXCEPT FOR HANGING ART WORK.

28. The Tenant shall permit the cleaning staff to clean the Leased Premises after Business Hours.

29. The Tenant shall take care of the rugs and drapes (if any) and for purposes of security, efficiency and uniformity of housekeeping standards, any special cleaning, or shampooing required by the Tenant shall be performed by the Landlord's cleaning contractor as an Additional Service unless otherwise authorized by the Landlord in writing.

30. The Tenant shall permit the periodic closing of lanes, driveways and passages for the purpose of preserving the Landlord's rights over such lanes, driveways and passages.

31. The Tenant shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the exterior of the Leased Premises or elsewhere if such sign, advertisement, notice or other display is visible from outside the Leased Premises without the prior written consent of the Landlord which may be arbitrarily withheld. The Tenant, upon request of the Landlord, shall immediately remove any sign, advertisement, notice or other display which the Tenant has placed or permitted to be placed which, in the opinion of the Landlord, is objectionable, and if the Tenant shall fail to do so, the Landlord may remove the same at the expense of the Tenant.

32. The Landlord shall have the right to make such other and further reasonable rules and regulations and to alter the same as in its judgement may from time to time be necessary for the safety, care, cleanliness and appearance of the Leased Premises and the Complex, and for the preservation of good order therein, and the same shall be kept and observed by the tenants, their employees and servants. The Landlord also has the right to suspend or cancel any or all of these rules and regulations herein set out.

33. No one shall attend to replacement of ceiling electric light bulbs, tubes or ballasts other than the Landlord. The replacement of same shall be effected at times convenient to the Tenant.

34. No bicycles or other vehicles shall be brought within the Building without the consent of the Landlord.

35.      No auction sales shall be allowed to take place in the Leased Premises.

36. The Tenant shall not permit any cooking or the heating of foods (other than by way of microwave) or liquors, or the use of any electrical apparatus likely to cause an overloading of electrical circuits in the Leased Premises without the written consent of the Landlord.

               SCHEDULE "D" - STANDARD METHOD OF FLOOR MEASUREMENT

1.                GENERAL

                  A single-tenancy office floor means a full floor occupied by one tenant, and a multi-tenant office floor means a floor occupied or to be occupied by more than one tenant or a floor with varying uses.

                  The vertical boundaries of the rentable premises shall conform with those specified in Section 2 of this Schedule for the purpose of establishing the Rentable Area for single or multi-tenant office floors and the horizontal boundaries of the rentable premises shall consist of the upper surface of the concrete slab forming the floor, and the lower surface of the concrete slab forming the ceiling. The rentable premises shall not include Common Use Equipment and structural components and the areas which comprise stairwells (other than stairwells, if any, contained within the rentable premises, for the exclusive use of the occupant), elevator shafts, flues, stacks, pipe shafts and vertical ducts.

                  No deductions shall be made for columns and projections within the Building.

                  Except as otherwise specified herein, the standard method of floor measurement shall be in accordance with the American National Standard Method for Measuring Floor Areas in Office Buildings ANSI 565.1 - 1980 (reaffirmed 1989) as published by the Building Owners and Managers Association International, AND SHALL BE CARRIED OUT BY THE LANDLORD'S ARCHITECT.

2.                RENTABLE AREA

         (a)      RENTABLE AREA OF A SINGLE-TENANCY FLOOR:

                  The Rentable Area and Useable Area of any premises situated on a single-tenancy office floor shall be the floor area expressed in square feet of a full floor, computed by measuring, in the case of outer building walls, from the inside surface of glass in such walls (or the inside surface of the exterior wall if the wall contains no glass); but excluding from such area the areas of stairwells (other than those stairwells contained within the premises of a tenant, for the exclusive use of such tenant), elevator shafts, flues, stacks, pipe shafts and vertical ducts, the space occupied by mechanical and service equipment serving more than one floor or level or located in any building core together with their enclosing walls, measured to the outer (premises side) surface line of such enclosing walls and, for greater certainty, without deduction for the elevator lobby, public corridors, if any, washrooms, electrical rooms, telephone rooms, janitorial rooms and air-conditioning and/or fan rooms serving only that floor.

         (b)      RENTABLE AREA OF A MULTI-TENANT FLOOR:

                  The Rentable Area of any premises situated on a multi-tenant office floor or any other floor with varying uses shall be the aggregate of the following, expressed in square feet:-

                  (i) the Useable Area, which means the floor area of such premises computed by measuring, in the case of permanent outer building walls, from the inside surface of glass in such walls if the dominant portion of the wall in question is glass (or the inside surface of the outer building wall if the dominant portion of such wall is not glass), and in the case of partitions separating such premises from corridors, from the finished surface of the office side of such partitions, and in the case of partitions separating such premises from adjoining rentable premises, from the centre line of such partitions, and in the case of any other abutting walls or partitions, from the centre line of such walls or partitions; and

                  (ii) a Pro Rata Share (as hereinafter defined) of the floor area of those areas on any multiple-tenancy office floor which are comprised of public corridors, elevator lobbies, washrooms, janitor closets, electrical closets, telephone, air-conditioning and fan rooms serving only the full floor in question, together with their enclosing walls and access corridors and their enclosing walls, in each case measured to the outer (premises side) surface of such walls.

         (c)      PRO RATA SHARE:

                  Pro Rata Share, for the purpose of determining the Rentable Area of any premises situated on a multi-tenant office floor, means the fraction (expressed as a percentage) obtained by dividing the Useable Area of such premises by the Useable Area of all premises on such multi-tenant office floor leased or available for lease.

         (d)      TOTAL OFFICE SECTION RENTABLE AREA:

                  The Total Office Section Rentable Area of the Complex is the sum of the Rentable Area of all areas of the Complex which are rented, or designated or intended by the Landlord to be rented, for office and includes the

Rentable Area of all office space occupied by the Landlord for the purpose of carrying on its business generally in contrast to space that it occupies or utilizes for the purpose of operating or managing the Complex, including required storage space; and, subject to the foregoing exclusion for certain space occupied by the Landlord, for the purpose of calculating the Total Office Section Rentable Area, the Rentable Area of any office tenancy floor will be calculated as if it were a single-tenancy floor; but the Total Office Section Rentable Area specifically excludes any Common Facilities other than Common Facilities located on office floors, mechanical and service equipment floors, any part of the Parking Garage or any retail, post office, recreational, day-care, health care or storage areas located at or below the main floor (at court level) of the Complex.

               SCHEDULE "E" - ACKNOWLEDGEMENT OF COMMENCEMENT DATE

TO:               THE ATRIUM ON BAY INC.
                  (THE "LANDLORD").

AND TO:

  The undersigned Tenant under a certain lease between the undersigned and the
       Landlord dated (the "Lease"), hereby acknowledges and certifies to you that:

1.       The Commencement Date of the Lease was , 19

2. We have accepted possession of the Leased Premises pursuant to the terms of the Lease and are now in possession thereof.

3. The Leased Premises have been erected and delivered in accordance with the terms of the Lease.

4. The Leased Premises have been fixtured and our normal business operations are being conducted therein.

5. There has been no violation of any of the terms of the Lease, there is no set-off of Rent or any other payment under the Lease, and none of the Rent reserved under the Lease has been prepaid.

6. There is no violation of any of the terms of the Lease either on the part of the Landlord or the Tenant.

7. The Lease is now in full force and effect in accordance with the terms, and there are no oral or written modifications, violations or alterations thereof.

8.       We have no knowledge of any assignment or subletting of the Lease.

         DATED at        this    day of   , 19   .


                                        TENANT



                                        Per:
                                            ------------------------------------
                                        Title:



                                        Per:
                                            ------------------------------------
                                        Title:




                                        INDEMNIFIER



                                        Per:
                                            ------------------------------------
                                        Title:



                                        Per:
                                            ------------------------------------
                                        Title:

                  SCHEDULE "F" - SUPPLEMENTARY LEASE PROVISIONS

         With reference to the Lease dated the 5TH day of MAY, 2000 made between THE ATRIUM ON BAY INC., as Landlord, and DALEEN CANADA CORPORATION, as Tenant, and DALEEN TECHNOLOGIES INC., AS INDEMNIFIER, pertaining to Leased Premises at Atrium on Bay, and with specific reference to Section 14.05 therein, the following supplementary provisions shall be a part of the Lease:

1.       GENERAL TO ALL CLAUSES

         Where any provision of any paragraph contained in this Schedule "F" is inconsistent with any provision or provisions of this Lease, the provision of the paragraph in this Schedule "F" shall govern, and the inconsistent provision or provisions of this Lease shall be of no effect.

2.       RENT FREE PERIOD

         PROVIDED THAT THE TENANT IS NOT IN DEFAULT UNDER THIS LEASE, THE TENANT SHALL NOT BE REQUIRED TO PAY BASIC RENT OR ADDITIONAL RENT FOR THE FIRST TWO MONTHS OF THE TERM (THE "RENT FREE PERIOD"). THE TENANT SHALL, HOWEVER, BE RESPONSIBLE FOR ANY ADDITIONAL SERVICE COST IN ACCORDANCE WITH SECTION 5.02 HEREOF. NOTWITHSTANDING THE FOREGOING, THE TENANT ACKNOWLEDGES THAT IT SHALL BE OBLIGATED TO COMPLY WITH ALL OTHER TERMS OF THIS LEASE DURING THE RENT FREE PERIOD.

3.       ADVANCE RENT DEPOSIT

         THE LANDLORD ACKNOWLEDGES RECEIPT OF AN ADVANCE RENT DEPOSIT FROM THE TENANT IN THE AMOUNT OF $249,980.00 (THE "DEPOSIT"). THE LANDLORD SHALL APPLY THE DEPOSIT WITH INTEREST TOWARDS THE BASIC RENT AND ADDITIONAL RENT, PLUS G.S.T. PAYABLE HEREUNDER BY THE TENANT PURSUANT TO THIS LEASE. o o O

4.       ESTIMATE OF ADDITIONAL RENT

         BASED ON INFORMATION CURRENTLY AVAILABLE TO THE LANDLORD AS OF THE DATE OF THIS LEASE, THE LANDLORD'S ESTIMATE OF THE AMOUNT PAYABLE BY THE TENANT PURSUANT TO THIS LEASE FOR TAXES, OFFICE SECTION OPERATING COSTS AND THE UTILITIES CHARGE FOR THE 2000 LEASE YEAR IS APPROXIMATELY $17.34 PER SQUARE FOOT OF RENTABLE AREA OF THE LEASED PREMISES. NOTWITHSTANDING SUCH ESTIMATE, THE TENANT SHALL BE RESPONSIBLE FOR PAYMENT OF ALL ADDITIONAL RENT AS DETERMINED IN ACCORDANCE WITH THIS LEASE.

5.       LANDLORD'S WORK

         THE TENANT SHALL ACCEPT THE LEASES PREMISES IN AN "AS IS", "WHERE IS" CONDITION, SAVE AND EXCEPT THAT THE LANDLORD SHALL PERFORM THE LANDLORD'S WORK AS DESCRIBED IN SCHEDULE "I" TO THIS LEASE. PROVIDED THAT THIS LEASE HAS BEEN EXECUTED AND DELIVERED TO THE LANDLORD BY THE TENANT, THE LANDLORD SHALL SUBSTANTIALLY COMPLETE THE LANDLORD'S WORK IN A GOOD AND WORKMANLIKE MANNER PRIOR TO THE COMMENCEMENT DATE.

         THE TENANT ACKNOWLEDGES AND AGREES TO ACCEPT THE EXISTING CEILING CONDITION RELATING TO THE FOURTH (4TH) FLOOR PORTION OF THE LEASED PREMISES.

6.       TENANT'S WORK

         DURING THE FIXTURING PERIOD, THE TENANT SHALL HAVE ACCESS TO THE LEASED PREMISES FOR THE PURPOSE OF CONSTRUCTING ITS LEASEHOLD IMPROVEMENTS, INSTALLATION OF FURNITURE AND NECESSARY CABLING CONNECTIONS IN THE LEASED PREMISES (THE "TENANT'S WORK") PROVIDED THAT THE LANDLORD, ITS CONTRACTORS, SUB-CONTRACTORS OR EMPLOYEES SHALL ALSO HAVE ACCESS TO THE LEASED PREMISES DURING THE FIXTURING PERIOD IN ORDER TO COMPLETE THE LANDLORD'S WORK. DURING THE FIXTURING PERIOD, THE TENANT SHALL NOT BE RESPONSIBLE FOR THE PAYMENT OF BASIC RENT OR ADDITIONAL RENT. NOTWITHSTANDING THE FOREGOING, DURING THE FIXTURING PERIOD, THE LANDLORD SHALL PROVIDE TO THE TENANT AT THE TENANTS'S SOLE EXPENSE, ALL NECESSARY BUILDING SERVICES (SUCH AS SERVICE ELEVATOR, UTILITY CONSUMPTION AND GARBAGE REMOVAL) TO ENABLE THE TENANT TO CONSTRUCT ITS LEASEHOLD IMPROVEMENTS. THE CHARGE TO THE TENANT FOR THE AFORESAID BUILDING SERVICES SHALL BE $0.25 PER SQUARE FOOT OF RENTABLE AREA OF THE LEASED PREMISES PER MONTH DURING THE FIXTURING PERIOD OR PORTION THEREOF DURING WHICH THE TENANT'S WORK IS BEING COMPLETED WHICH SHALL BE PAID BY THE TENANT TO THE LANDLORD OR WHICH MAY BE DEDUCTED BY THE LANDLORD FROM THE IMPROVEMENT ALLOWANCE, AS HEREINAFTER DEFINED.

         ANY IMPROVEMENTS TO BE MADE TO THE LEASED PREMISES BY THE TENANT SHALL BE AT THE TENANT'S SOLE EXPENSE AND SHALL REQUIRE THE LANDLORD'S PRIOR WRITTEN APPROVAL (NOT TO BE UNREASONABLY WITHHELD OR DELAYED) AND THE APPROVAL OF ANY MUNICIPAL AUTHORITY IF REQUIRED AND THE TENANT'S WORK SHALL BE MADE IN ACCORDANCE WITH THE TERMS OF THIS LEASE.

         PRIOR TO COMMENCING THE TENANT'S WORK, THE TENANT SHALL PREPARE AND SUBMIT TO THE LANDLORD, FOR THE LANDLORD'S WRITTEN APPROVAL (NOT TO BE UNREASONABLY WITHHELD OR DELAYED), PLANS AND SPECIFICATIONS OF THE PROPOSED TENANT'S WORK IN ORDER TO MAKE THE LEASED PREMISES READY FOR OCCUPANCY. THE TENANT SHALL HAVE THE OPTION TO ACT AS GENERAL CONTRACTOR AND/OR PROJECT MANAGER AND/OR HAVE THE RIGHT TO SOLICIT COMPETITIVE BIDS FROM UNION AND NON-UNION LABOUR FOR ALL OF THE TENANT'S WORK, PROVIDED THAT THE TENANT PROVIDES THE LANDLORD WITH REASONABLE PRIOR WRITTEN NOTICE TO SUCH EFFECT PRIOR TO THE COMMENCEMENT OF CONSTRUCTION OF THE TENANT'S WORK. PROVIDED THE TENANT USES THE LANDLORD'S BASE BUILDING CONSULTANTS FOR REVIEW OF ELECTRICAL AND MECHANICAL PLANS, THE TENANT SHALL NOT BE RESPONSIBLE FOR ANY OF THE LANDLORD'S COSTS RELATED TO THE LANDLORD'S REVIEW OF SUCH PLANS. THE LANDLORD ALSO ACKNOWLEDGES AND AGREES THAT THE TENANT WILL NOT BE REQUIRED TO PAY ANY OF THE LANDLORD'S SUPERVISION OR CONSTRUCTION FEES DURING THE FIXTURING PERIOD.

         THE TENANT SHALL HAVE THE RIGHT TO USE AND OCCUPY THE LEASED PREMISES FOR THE PURPOSE OF ITS BUSINESS PRIOR TO THE COMMENCEMENT DATE, PROVIDED THAT THE TENANT DOES NOT INTERFERE WITH THE LANDLORD'S WORK. ALL TERMS AND CONDITIONS OF THIS LEASE AND THE AGREEMENT TO LEASE SHALL APPLY TO THE TERM OF OCCUPATION PRIOR TO THE COMMENCEMENT DATE SAVE AND EXCEPT THAT THE TENANT SHALL NOT BE RESPONSIBLE FOR THE PAYMENT OF BASIC RENT, ADDITIONAL RENT OR A UTILITIES CHARGE, BUT SHALL BE RESPONSIBLE FOR ANY ADDITIONAL SERVICE COST IN ACCORDANCE WITH SECTION
         5.02 HEREOF.

7.       LEASEHOLD IMPROVEMENT ALLOWANCE

         PROVIDED THAT THE TENANT IS NOT IN DEFAULT UNDER THE AGREEMENT TO LEASE OR THIS LEASE, AND PROVIDED THAT THERE ARE NO CONSTRUCTION LIENS ATTRIBUTABLE TO THE PERFORMANCE OF THE TENANT'S WORK, REGISTERED AGAINST THE COMPLEX, AND PROVIDED THAT THE TENANT HAS EXECUTED THIS LEASE, THE LANDLORD SHALL, SUBJECT TO THE HOLDBACK REQUIREMENT, PAY TO THE TENANT, AS A LEASEHOLD IMPROVEMENT ALLOWANCE BASED ON PAID INVOICES, AN AMOUNT EQUAL TO THE PRODUCT OF TWENTY-FIVE DOLLARS ($25.00) AND THE NUMBER OF SQUARE FEET OF RENTABLE AREA OF THE LEASED PREMISES (THE "LEASEHOLD IMPROVEMENT ALLOWANCE") PLUS G.S.T, IF APPLICABLE AND INVOICED BY THE TENANT. THE LEASEHOLD IMPROVEMENT ALLOWANCE SHALL, SUBJECT TO THE HOLDBACK REQUIREMENT, BE PAID, AS
         FOLLOWS:

         (A)      50% ON JULY 1, 2000; AND

         (B)      50% ON AUGUST 15, 2000.

         THE "HOLDBACK REQUIREMENT" MEANS THAT THE LANDLORD SHALL BE ENTITLED TO HOLDBACK TEN PERCENT (10%) OF THE LEASEHOLD IMPROVEMENT ALLOWANCE UNTIL A DATE WHICH IS FORTY FIVE (45) DAYS AFTER THE LANDLORD RECEIVES EVIDENCE FROM THE TENANT SATISFACTORY TO THE LANDLORD, THAT THE TENANT HAS SUBSTANTIALLY COMPLETED THE LEASED PREMISES SO THAT THE LEASED PREMISES CAN BE USED FOR ITS INTENDED PURPOSE AND THAT THE TENANT HAS FULLY PAID FOR ALL WORK, SERVICES AND MATERIALS PERFORMED OR SUPPLIED IN CONNECTION WITH THE TENANT'S WORK, AND THE LANDLORD HAS NOT RECEIVED ANY NOTICE OF ANY THIRD PARTY CLAIM RELATING THERETO.

         ANY PORTION OF THE LEASEHOLD IMPROVEMENT ALLOWANCE NOT EXPENDED UP TO THE AMOUNT OF THE LEASEHOLD IMPROVEMENT ALLOWANCE SHALL BE CREDITED TO THE ACCOUNT OF THE TENANT IN THE FORM OF A BASIC RENT ABATEMENT. ANY ADDITIONAL COSTS IN EXCESS OF THE AMOUNT OF THE LEASEHOLD IMPROVEMENT ALLOWANCE SHALL BE THE SOLE RESPONSIBILITY OF THE TENANT.

8.       PARKING

         THE LANDLORD SHALL LICENCE TO THE TENANT DURING THE TERM, THE USE OF UP TO TWENTY (20) UNRESERVED PARKING STALLS IN THE UNDERGROUND PARKING GARAGE ON A MONTHLY BASIS, AT THE PREVAILING MARKET RATES ESTABLISHED BY THE OPERATOR OF THE PARKING GARAGE FROM TIME TO TIME, (WHICH SHALL BE SUBJECT TO THE PERIODIC RATE REVIEWS), PLUS APPLICABLE GOODS AND SERVICES TAX. THE RATE FOR THE FIRST YEAR OF THE TERM SHALL NOT EXCEED $225.00, PLUS GOODS AND SERVICES TAX AND OTHER APPLICABLE TAXES, PER STALL PER MONTH FOR UNRESERVED STALLS. IN THE EVENT THE TENANT WISHES TO RELINQUISH ANY OF THE PARKING STALLS, IT SHALL PROVIDE THE LANDLORD WITH REASONABLE PRIOR WRITTEN NOTICE. SUBJECT TO AVAILABILITY, AND ON REASONABLE PRIOR WRITTEN NOTICE TO THE LANDLORD, THE TENANT MAY PICK UP ADDITIONAL PARKING STALLS, ON THE FOREGOING TERMS, SUBJECT TO AN OVERALL MAXIMUM OF TWENTY (20) UNRESERVED PARKING STALLS AT ANY TIME. IF REQUESTED BY THE LANDLORD, THE TENANT AGREES TO ENTER INTO THE LANDLORD'S STANDARD FORM PARKING LICENSE AGREEMENT WITH RESPECT TO THE AFORESAID PARKING LICENSES.

9.       SPACE PLAN

         THE LANDLORD SHALL PROVIDE THE TENANT WITH ONE (1) SPACE PLAN OF THE LEASED PREMISES AND ONE (1) REVISION OF SAME AT THE LANDLORD'S COSTS TO A MAXIMUM COST OF $0.08 PER SQUARE FOOT OF RENTABLE AREA OF THE LEASED PREMISES.

10.      OPTION TO EXTEND

         PROVIDED THAT THE TENANT IS NOT IN DEFAULT UNDER THIS LEASE BEYOND APPLICABLE CURE PERIODS AND PROVIDED THAT THE TENANT IS ITSELF IN OCCUPANCY OF GREATER THAN 75% OF THE LEASED PREMISES, THE TENANT SHALL HAVE

         THE PERSONAL OPTION TO EXTEND THE TERM OF THIS LEASE FOR ONE ADDITIONAL PERIOD OF FIVE (5) YEARS (THE "EXTENDED TERM"). IN ORDER TO EXERCISE ITS OPTION FOR THE EXTENDED TERM THE TENANT MUST GIVE THE LANDLORD WRITTEN NOTICE TO SUCH EFFECT NOT LATER THAN TWELVE (12) MONTHS PRIOR TO THE EXPIRATION OF THE ORIGINAL TERM. IF THE TENANT EXERCISES SUCH OPTION AS AFORESAID, THE TERM OF THIS LEASE SHALL BE EXTENDED ON THE FOLLOWING TERMS AND CONDITIONS :

         (A) THERE SHALL BE NO FURTHER OPTION OR RIGHT TO EXTEND THE TERM OF THIS LEASE AFTER THE EXTENDED TERM;

         (B) THERE SHALL BE NO TENANT'S IMPROVEMENT ALLOWANCE, CASH ALLOWANCE OR OTHER INDUCEMENT PAYABLE BY THE LANDLORD TO THE TENANT FOR THE EXTENDED TERM;

         (C) THE ANNUAL BASIC RENT PAYABLE DURING THE EXTENDED TERM SHALL BE THE THEN CURRENT RENTAL RATE FOR EXTENDING TENANTS OF SIMILAR PREMISES IN A SIMILAR BUILDING, ALL ECONOMIC FACTORS BEING CONSIDERED. IF THE LANDLORD AND THE TENANT ARE UNABLE TO AGREE ON THE BASIC RENT PAYABLE DURING THE EXTENDED TERM, AT LEAST SIX (6) MONTHS PRIOR TO THE EXPIRY OF THE ORIGINAL TERM,THEN SUCH RENT SHALL BE DETERMINED BY A SINGLE ARBITRATOR IN ACCORDANCE WITH THE ARBITRATION ACT, 1991 (ONTARIO).

         (D) THE TENANT WILL TAKE THE LEASED PREMISES DURING THE EXTENDED TERM ON AN "AS IS" AND "WHERE IS" BASIS.

         (E) THE TENANT SHALL EXECUTE, AT THE LANDLORD'S OPTION, THE LANDLORD'S STANDARD LEASE AMENDING AGREEMENT FOR OFFICE PREMISES IN THE COMPLEX.

         IF THE TENANT FAILS TO EXERCISE ITS OPTION TO EXTEND WITHIN THE TIME LIMIT PROVIDED IN THIS PARAGRAPH, THEN SUCH OPTION SHALL BE NULL AND VOID AND THE TENANT WILL HAVE NO FURTHER OPTIONS OR RIGHTS TO EXTEND WITH RESPECT TO THE LEASED PREMISES. FOR THE PURPOSES OF THIS SECTION 10, THE "LEASED PREMISES" SHALL BE DEEMED TO INCLUDE THE LEASED PREMISES AND ANY ADDITIONAL PREMISES AND ROFO PREMISES LEASED BY THE TENANT PURSUANT TO SECTIONS 11 AND 13 OF THIS SCHEDULE "F".

         THE ABOVE OPTION IS PERSONAL TO DALEEN CANADA CORPORATION. ANY REFERENCE TO THE TERM "TENANT" IN THIS SECTION 10 OF SCHEDULE "F" TO THIS LEASE SHALL MEAN DALEEN CANADA CORPORATION ONLY AND SHALL NOT EXTEND TO OR BE EXERCISABLE BY ANY ASSIGNEE, SUBTENANT OR OTHER TRANSFEREE OF THE LEASED PREMISES OR THIS LEASE.

11.      RIGHT OF FIRST REFUSAL

         PROVIDED THAT THE TENANT IS NOT IN MATERIAL DEFAULT OF THIS LEASE OR THE AGREEMENT TO LEASE, AND FURTHER PROVIDED THAT THE TENANT IS ITSELF IN OCCUPANCY OF GREATER THAN 75% OF THE LEASED PREMISES, THE TENANT SHALL HAVE THE ONGOING PERSONAL RIGHT OF FIRST REFUSAL, DURING THE TERM OR ANY RENEWAL THEREOF, TO LEASE ANY CONTIGUOUS OFFICE SPACE LOCATED ON THE THIRD (3RD) FLOOR OF THE BUILDING (THE "ADDITIONAL PREMISES") WITHIN THE AREA SHOWN CROSS-HATCHED ON SCHEDULE "G-1", WHICH MAY BECOME AVAILABLE FOR LEASE DURING THE TERM OR ANY EXTENSION THEREOF, SUBJECT TO THE PRIOR RIGHTS OF EXISTING TENANTS ON SUCH FLOORS. SUCH TENANCY SHALL BE ON THE SAME NET EFFECTIVE RENT AND TERMS AND CONDITIONS AS THE LANDLORD IS WILLING TO LEASE SUCH PREMISES TO A BONA FIDE THIRD PARTY FOR A TERM BEING CO-TERMINOUS WITH THE TERM OF THIS LEASE. THE LANDLORD SHALL DELIVER A TRUE COPY TO THE TENANT OF ANY SUCH TERMS AND CONDITIONS ON WHICH THE LANDLORD IS WILLING TO OFFER ANY ADDITIONAL PREMISES TO A BONA FIDE THIRD PARTY (THE "OFFER"). UPON RECEIPT OF THE OFFER, THE TENANT SHALL HAVE THREE (3) BUSINESS DAYS TO EXERCISE THE AFORESAID RIGHT OF FIRST REFUSAL BY DELIVERING NOTICE TO THE LANDLORD WITHIN SUCH TIME OF THE TENANT'S DESIRE TO EXERCISE SUCH RIGHT. UPON DELIVERY OF SUCH NOTICE BY THE TENANT, A BINDING AGREEMENT TO LEASE SHALL EXIST BETWEEN THE LANDLORD AND THE TENANT AT THE SAME NET EFFECTIVE RENT (USING A 10% DISCOUNT RATE) AND ON THE SAME TERMS AND CONDITIONS AS CONTAINED IN THE OFFER AND FOR A TERM WHICH IS CO-TERMINOUS WITH THE TERM OF THIS LEASE. UPON EXERCISE OF SUCH RIGHT OF FIRST REFUSAL, THE TENANT SHALL ENTER INTO THE LANDLORD'S STANDARD FORM OF LEASE AMENDING AGREEMENT WITH RESPECT TO THE ADDITIONAL PREMISES WHICH ARE SUBJECT TO THE OFFER, WHICH AGREEMENT SHALL INCORPORATE THE TERMS OF THE OFFER.

         IF THE TENANT FAILS TO EXERCISE ITS RIGHT OF FIRST REFUSAL AS AFORESAID, THE LANDLORD SHALL BE PERMITTED TO LEASE THE ADDITIONAL PREMISES, WHICH ARE SUBJECT TO THE OFFER, TO THE BONA FIDE THIRD PARTY ON TERMS AND CONDITIONS AS IT MAY SEE FIT.

         THE ABOVE RIGHT OF FIRST REFUSAL WILL CONTINUE WITH RESPECT TO THE BALANCE OF ANY CONTIGUOUS OFFICE SPACE WITHIN THE ADDITIONAL PREMISES WHICH HAVE NOT BEEN THE SUBJECT OF AN OFFER.

         THE ABOVE RIGHT OF FIRST REFUSAL IS PERSONAL TO DALEEN CANADA CORPORATION. ANY REFERENCE TO THE TERM "TENANT" IN THIS SECTION 11 OF SCHEDULE "F" TO THIS LEASE SHALL MEAN DALEEN CANADA CORPORATION ONLY AND SHALL NOT EXTEND TO OR BE EXERCISABLE BY ANY ASSIGNEE, SUBTENANT OR OTHER TRANSFEREE OF THE LEASED PREMISES OR ADDITIONAL PREMISES, THIS LEASE OR ANY OF THE TENANT'S RIGHTS UNDER THIS SECTION 11 OF SCHEDULE "F" TO THIS LEASE.

12.      RIGHT TO LEASE ADDITIONAL PREMISES

         INTENTIONALLY DELETED

13.      RIGHT OF FIRST OFFER

         PROVIDED THAT THE TENANT IS NOT IN DEFAULT OF THIS LEASE OR THE AGREEMENT TO LEASE, THE TENANT SHALL HAVE THE ONGOING PERSONAL RIGHT OF FIRST OFFER, DURING THE TERM OR ANY EXTENSION THEREOF, TO LEASE ANY SPACE LOCATED ON THE THIRD (3RD) OR FOURTH (4TH) FLOORS OF THE BUILDING (THE "ROFO PREMISES") WHICH ARE CONTIGUOUS TO THE LEASED PREMISES AND WHICH MAY BECOME AVAILABLE FOR LEASE DURING THE TERM, SUBJECT TO THE PRIOR RIGHTS OF EXISTING TENANTS ON SUCH FLOORS. THE LANDLORD ACKNOWLEDGES AND AGREES TO NOTIFY THE TENANT OF THE DATE OF AVAILABILITY OF ANY ROFO PREMISES AND THE TERMS UPON WHICH THE LANDLORD IS PREPARED TO LEASE SUCH PREMISES TO THE TENANT (A "ROFO NOTICE") , AND THE TENANT WILL HAVE A PERIOD OF TEN (10) BUSINESS DAYS THEREAFTER WITHIN WHICH TO AGREE TO LEASE THE ROFO PREMISES, WHICH ARE THE SUBJECT OF THE ROFO NOTICE, ON THE TERMS OFFERED BY THE LANDLORD. THE LANDLORD AND THE TENANT SHALL NEGOTIATE REASONABLY AND IN GOOD FAITH DURING THE SAID TEN (10) BUSINESS DAYS. IF THE LANDLORD AND THE TENANT FAIL TO EXECUTE AN AGREEMENT TO LEASE RELATING TO THE ROFO PREMISES, WHICH ARE THE SUBJECT OF THE ROFO NOTICE, DURING THE AFORESAID TEN (10) BUSINESS DAY PERIOD, THEN THE LANDLORD SHALL BE FREE THEREAFTER AT ANY TIME AND FROM TIME TO TIME TO LEASE THE ROFO PREMISES, WHICH ARE THE SUBJECT OF THE ROFO NOTICE, ON SUCH TERMS AND CONDITIONS AS IT MAY SEE FIT TO ANY OTHER PARTY OR PARTIES, AND THIS LEASE SHALL BE DEEMED TO HAVE BEEN AMENDED SO THAT THE RIGHT OF FIRST REFUSAL SET OUT IN SECTION 11, AND THE TERM "ADDITIONAL PREMISES" SHALL BE DEEMED TO EXCLUDE THE ROFO PREMISES, WHICH ARE THE SUBJECT OF THE ROFO NOTICE. THE SIZE OF THE ROFO PREMISES SHALL BE CONFIRMED IN ACCORDANCE WITH THE TERMS OF THIS LEASE. THE ABOVE RIGHT OF FIRST OFFER WILL CONTINUE WITH RESPECT TO THE BALANCE OF ANY CONTIGUOUS OFFICE SPACE WITHIN THE ROFO PREMISES WHICH HAVE NOT BEEN THE SUBJECT OF AN ROFO NOTICE.

         THE ABOVE RIGHT OF FIRST OFFER IS PERSONAL TO DALEEN CANADA CORPORATION. ANY REFERENCE TO THE TERM "TENANT" IN THIS SECTION 13 OF SCHEDULE "F" TO THIS LEASE SHALL MEAN DALEEN CANADA CORPORATION ONLY AND SHALL NOT EXTEND TO OR BE EXERCISABLE BY ANY ASSIGNEE, SUBTENANT OR OTHER TRANSFEREE OF THE LEASED PREMISES OR THIS LEASE.

14.      LETTER OF CREDIT

         WITHIN TWENTY (20) DAYS FROM THE DATE OF THE TENANT'S EXECUTION OF THIS LEASE, THE TENANT SHALL DELIVER TO THE LANDLORD AN IRREVOCABLE DEMAND LETTER OF CREDIT IN FORM SATISFACTORY TO THE LANDLORD, ATTACHED HERETO AS SCHEDULE "H" FROM A MUTUALLY ACCEPTABLE SCHEDULE "1" CANADIAN CHARTERED BANK IN THE PRINCIPAL AMOUNT EQUAL TO $25.00 PER SQUARE FOOT OF RENTABLE AREA OF THE LEASED PREMISES (THE "LETTER OF CREDIT"). THE TERM OF THE LETTER OF CREDIT SHALL BE FOR 28 MONTHS COMMENCING ON JULY 1, 2000. UPON DEFAULT BY THE TENANT OF ANY TERMS AND/OR CONDITIONS OF THIS LEASE BEYOND THE ALLOWABLE CURE PERIOD FOR SUCH DEFAULT, THE LETTER OF CREDIT MAY BE CALLED UPON BY THE LANDLORD, WITH PRIOR NOTICE TO THE TENANT, TO THE EXTENT NECESSARY IN ORDER TO CURE SUCH DEFAULT BY THE TENANT.

15.      ESTIMATE OF ADDITIONAL SERVICE COSTS

         BASED ON INFORMATION CURRENTLY AVAILABLE TO THE LANDLORD AS OF THE DATE OF THIS LEASE, THE LANDLORD'S ESTIMATE OF THE AMOUNT PAYABLE BY THE TENANT PURSUANT TO THIS LEASE FOR ADDITIONAL SERVICE COSTS AS OF THE DATE OF THIS LEASE IS APPROXIMATELY AS FOLLOWS:

         (A) HVAC - $40.00 PER HOUR PER FLOOR OF THE LEASED PREMISES; AND
         (B) LIGHTING - $.0000794 PER SQUARE FOOT OF RENTABLE AREA OF THE LEASED PREMISES.

         NOTWITHSTANDING SUCH ESTIMATE, THE TENANT SHALL BE RESPONSIBLE FOR PAYMENT OF ALL ADDITIONAL SERVICE COSTS AS DETERMINED IN ACCORDANCE WITH THIS LEASE.

16.      ESTIMATE OF ADMINISTRATION AND SUPERVISORY FEE

         BASED ON INFORMATION CURRENTLY AVAILABLE TO THE LANDLORD AS OF THE DATE OF THIS LEASE, THE LANDLORD'S ESTIMATE OF THE AMOUNT PAYABLE BY THE TENANT PURSUANT TO THIS LEASE FOR AN ADMINISTRATION AND SUPERVISORY FEE WHICH IS TO BE INCLUDED IN OFFICE SECTION OPERATING COSTS AS DESCRIBED IN SECTION 1.02(21)(A)(XI) IS FIFTEEN PERCENT (15%) OF THE OFFICE SECTION OPERATING COSTS, EXCLUDING TAXES.

         NOTWITHSTANDING SUCH ESTIMATE, THE TENANT SHALL BE RESPONSIBLE FOR PAYMENT OF A REASONABLE ADMINISTRATION AND SUPERVISORY FEE AS DETERMINED IN ACCORDANCE WITH THIS LEASE.

                           SCHEDULE "G-1" - FLOOR PLAN

                 THIRD FLOOR PORTION OF THE ADDITIONAL PREMISES

                  The Floor Plan is for identification purposes only and is not to be interpreted as being a representation or warranty on the part of the Landlord as to the exact location, configuration and layout.

       [A diagram that identifies a portion of the third floor that forms part of the Additional Premises.]






INITIALLED FOR IDENTIFICATION:


THE ATRIUM ON BAY INC.                       DALEEN CANADA CORPORATION


/s/  Don Kile                                /s/  Stephen Wagman
------------------------------------         -----------------------------------
                                             EXECUTIVE VICE PRESIDENT,
                                             CORPORATE DEVELOPMENT

                           SCHEDULE "G-2" - FLOOR PLAN

                          RETURN TO BASE BUILDING AREA

  (PORTION OF 3RD FLOOR OF LEASED PREMISES - APPROXIMATELY 10,199 SQUARE FEET)

The Floor Plan is for identification purposes only and is not to be interpreted as being a representation or warranty on the part of the Landlord as to the exact location, configuration and layout.

       [A diagram that identifies a portion of the third floor that forms part of the Leased Premises - Approximately 10, 199 square feet.]





INITIALLED FOR IDENTIFICATION:


THE ATRIUM ON BAY INC.                       DALEEN CANADA CORPORATION


/s/  Don Kile                                /s/  Stephen Wagman
------------------------------------         -----------------------------------
                                             EXECUTIVE VICE PRESIDENT,
                                             CORPORATE DEVELOPMENT

                                  SCHEDULE "H"

                            FORM OF LETTER OF CREDIT

                                                  DATE _________________ , 200__

        IRREVOCABLE STANDBY LETTER OF CREDIT NO. P                 FOR (AMOUNT)

BENEFICIARY                                       APPLICANT

NAME:                                       NAME:
ADDRESS:                                    ADDRESS:

                                            AMOUNT

                                            ____________________________________


                                            AMOUNT______________

                                            EXPIRY DATE -    200__

                                            AT OUR COUNTERS IN TORONTO, ONTARIO

--------------------------------------------------------------------------------
WE HEREBY ISSUE IN YOUR FAVOUR THIS IRREVOCABLE STANDBY LETTER OF CREDIT WHICH IS AVAILABLE BY PAYMENT AGAINST YOUR WRITTEN DEMAND, ADDRESSED TO O BANK O, TORONTO, ONTARIO, BEARING THE CLAUSE:-"DRAWN UNDER STANDBY LETTER OF CREDIT NO.

P       T        ISSUED BY O BANK."  WHEN ACCOMPANIED BY THE FOLLOWING
                 DOCUMENTS:-

1) Beneficiary's certification signed by an Officer or Director specifying amount claimed and stating that the amount drawn is due and payable by Applicant and that Applicant is in default of its payment obligations under a lease dated ______________ of premises located at (Address) or that such amount is owing or represents damages or losses arising as a result of a default of the Applicant's obligations under such Lease or the disclaimer or repudiation of such lease.

2) The original of this Letter of Credit for our endorsement of any payment.

3) We shall honour such demand without enquiring whether you have a right as between yourself and the Applicant to make such demand and without recognizing any claim of the Applicant.

THIS LETTER OF CREDIT WILL NOT BE RELEASED, DISCHARGED OR AFFECTED BY THE BANKRUPTCY OR INSOLVENCY OF THE APPLICANT OR BY ANY DISCLAIMER BY ANY TRUSTEE IN BANKRUPTCY OR BY THE APPLICANT CEASING TO EXIST (WHETHER BY WINDING-UP, FORFEITURE, CANCELLATION OR SURRENDER OF CHARTER, MERGER OR ANY OTHER CIRCUMSTANCES).

PARTIAL DRAWINGS ARE PERMITTED

EXCEPT AS OTHERWISE EXPRESSLY STATED THIS CREDIT IS ISSUED SUBJECT TO UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500.

We engage to honour presentations submitted within the terms and conditions indicated above.

                                  SCHEDULE "I"

                                 LANDLORD'S WORK

THE LANDLORD WILL, AT ITS OWN EXPENSE, COMPLETE THE FOLLOWING WORK PRIOR TO JULY 1, 2000 (PROVIDED THAT THIS LEASE IS EXECUTED AND DELIVERED BY THE TENANT BY NO LATER THAN JUNE 13, 2000) IN RESPECT OF THE LEASED PREMISES:

1. CONSTRUCT DEMISING WALLS, WITH SOUND ATTENUATION INSULATION, FROM CONCRETE SLAB TO CONCRETE SLAB TAPED, SANDED AND READY TO RECEIVE PAINT IF REQUIRED.

2. WITH RESPECT TO THE SECTION OF THE THIRD (3RD) FLOOR PORTION OF THE LEASED PREMISES, AS SHOWN CROSS-HATCHED ON SCHEDULE "G-2", PROVIDED THAT THE TENANT HAS EXERCISED ITS RIGHT TO OBLIGATE THE LANDLORD TO RETURN SUCH PREMISES BACK TO BASE BUILDING CONDITION, THE LANDLORD SHALL DEMOLISH AND REMOVE EXISTING LEASEHOLD IMPROVEMENTS AS REQUESTED AND INDICATED BY THE TENANT AND REPAIR OR REPLACE T-BAR CEILING AND TILES WITH BUILDING STANDARD TILES TO MATCH EXISTING TILES, WHERE APPLICABLE, IF DAMAGED BY SUCH DEMOLITION OR REQUESTED BY THE TENANT.

3. REPLACE ALL CRACKED, CHIPPED OR STAINED ACOUSTIC CEILING TILES WITH MATCHING ACOUSTIC CEILING TILES.

4. ENSURE THAT THE BASE BUILDING SYSTEMS HVAC, SPRINKLERS, PLUMBING AND ELECTRICAL OUTLETS ARE IN GOOD WORKING CONDITION.

5. WITH RESPECT TO THE SECTION OF THE THIRD (3RD) FLOOR PORTION OF THE LEASED PREMISES, AS SHOWN CROSS-HATCHED ON SCHEDULE "G-2", REMOVE ALL DEBRIS, INCLUDING ALL CABLING, IF SO REQUESTED BY THE TENANT SUCH THAT SUCH PORTION OF THE LEASED PREMISES IS LEFT IN A CLEAN, BROOMSWEPT MANNER.

7.       ENSURE HORIZONTAL BLINDS ON ALL THE PERIMETER WINDOWS ARE FULLY
         OPERABLE.

8. THE LANDLORD SHALL BE RESPONSIBLE TO ENSURE THAT THE LEASED PREMISES COMPLIES WITH ALL CODES AFFECTING THE LEASED PREMISES AND BUILDING.

9. THE LANDLORD SHALL RETURN A SECTION OF THE THIRD (3RD) FLOOR PORTION OF THE LEASED PREMISES, AS SHOWN CROSS-HATCHED ON SCHEDULE "G-2", BEING AN AREA COMPRISED OF APPROXIMATELY 10,199 SQUARE FEET OF RENTABLE AREA, BACK TO BASE BUILDING CONDITION.

IN ADDITION TO THE FOREGOING, THE LANDLORD SHALL UPGRADE THE BALLASTS IN THE LEASED PREMISES (AND THE RELATED COMPONENTS OF THE BALLASTS NECESSARY FOR THEIR OPERATION AND FUNCTION) IN ACCORDANCE WITH THE BUILDING RETROFIT PROGRAM AND TO BE COMPLETED AT THE TIME OF THE OF THE LANDLORD'S SCHEDULED IMPLEMENTATION OF THE BUILDING RETROFIT PROGRAM.

PRIOR TO THE COMMENCEMENT DATE, THE LANDLORD SHALL UPGRADE THE WASHROOMS LOCATED ON THE FOURTH (4TH) FLOOR OF THE BUILDING (40 DUNDAS STREET WEST) IN ACCORDANCE WITH THE LANDLORD'S NEW BUILDING STANDARD FIXTURES.